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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-8817
ING Equity Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2009

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2009

Classes A, B, C, I, O, Q, and W

Domestic Equity and Income Fund

■  ING Real Estate Fund

Domestic Equity Growth Funds

■  ING Equity Dividend Fund

■	ING Growth Opportunities Fund (formerly, ING LargeCap Growth Fund)
■  ING MidCap Opportunities Fund
■  ING Opportunistic LargeCap Fund
■  ING SmallCap Opportunities Fund

Domestic Equity Value Funds

■	ING SmallCap Value Multi-Manager Fund
■  ING Value Choice Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

   MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder:

As we look ahead, there is an increasing sense that the outlook for the world economy and financial markets is improving. In our opinion, it is looking as if the United States could climb out of recession by the end of 2009, though the domestic economy is likely to remain weak and unemployment could still increase. Still, we may have more room for optimism.

Investors, at least, seem to have grown more optimistic about the prospects for economic recovery: the stock market rally that began in March is continuing, albeit if at a slower pace than earlier. What can we discern about mutual fund investors?

Results from several recent studies of retirement savers indicate that these fund investors have kept up their contributions despite the turmoil in the financial markets.(1) A significant number of investors shifted their allocations, however, seeking to lower portfolio volatility by reducing their exposure to equities and increasing their exposure to stable value funds. The same behavior appears to be true across the broader mutual fund investor base as substantial monies flowed to fixed income products and money market products during the first five months of this year.

That reaction, though understandable, may not have been the best move for savers’ long-term interests. Becoming too defensive can be costly in the long run. It is important to keep in mind that saving for retirement or other purposes is a long-term endeavor. We believe an appropriately constructed investment plan that you can adhere to steadily over time stands the greatest chance of achieving your goals.

Some of those investors who opted for lower equity exposure may decide to move back into equities gradually. Before making any change in your savings program or portfolio, we urge you to discuss it thoroughly with your financial advisor.

Thank you for your continued confidence in ING. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews,
President and Chief Executive Officer
ING Funds
June 26, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective for the Year Ended May 31, 2009

In our semi-annual report, we described a financial world staring into the abyss of credit market collapse. Matters would get worse before they got better. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), had plunged 36.10% to the end of November. The MSCI World Index(1) continued to slide and by March 9, 2009, it dropped another 21.00%, plumbing levels not seen since late 2002. From there markets recovered, fitfully but strongly, and squeezed out a gain of 5.90% for the second half-year, shaving the loss for the fiscal year ended May 31, 2009 to 32.30%. (The MSCI World® Index dropped 34.83% for the fiscal year ended May 31, 2009, measured in U.S. dollars). In currencies, the dollar fell 10.30% against the euro and 5.00% against the pound in the second six months, reducing dollar gains for the fiscal year ended May 31, 2009 to respectively, 9.70% and 22.00%. Against the yen, the dollar lost 9.60% for the fiscal year ended May 31, 2009, all but 0.20% of this in the first half of the fiscal year.

The global credit crisis had worsened after the U.S. government, by then the judge, jury and executioner for financial institutions in trouble, allowed Lehman Brothers no reprieve from bankruptcy. Lending all but seized up. Investors dumped risky asset classes to buy U.S. Treasuries or repay debt.

The policy response was huge but initially muddled. The Troubled Assets Relief Program (“TARP”), with a budget of $700 billion, was originally intended to relieve banks’ balance sheets of enormous volumes of distressed loans and toxic assets. Instead most of the money was used to recapitalize the banks.

Other government-sponsored programs provided practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5.00% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee (“FOMC”) reduced interest rates to between 0% and 0.25%.

But credit conditions remained conspicuously tight and the real economy was still in trouble.

Unemployment reached 8.90% in April, the highest since 1983. In the first quarter of 2009, 9.12% of mortgages were in delinquency as house prices sank nearly 19.00% year-over-year according to the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) for 20 major metropolitan areas. Inflation recorded its first annual decline since 1955. Gross Domestic Product (“GDP”) fell at an annualized rate of 5.70% in the first quarter of 2009, after falling 6.30% in the previous quarter, the worst performance since 1982.

Yet by early March, some of the news was getting less bad and before long, the term “green shoots” seemed to be on the lips of almost every financial commentator. Durable goods orders, consumer confidence and at last, new home sales and single family housing starts unexpectedly picked up from still poor levels. Some hard details were announced about a new Public-Private Investment Program to buy up banks’ distressed securities: many people think it might work. And some banks even reported first quarter headline profits, although the footnotes and fine print were less impressive. Still, news usually has to get less bad before it becomes good and these tentative signs of hope were enough to inspire a partial return to favor for risky asset classes, at least through May.

U.S. fixed income markets had a tumultuous six months, reflecting the appetite for risk. The Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.36% for the fiscal year ended May 31, 2009, 5.10% of it after November. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4) gained 36.14% after November, but lost 7.06% for the fiscal year ended May 31, 2009. The yield on the ten-year U.S. Treasury Note started the fiscal year at 3.76%, fell by the end of 2008 to 2.24%, the lowest since 1954, but recovered to 3.46% by the end of the fiscal year ended May 31, 2009.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5) including dividends, edged ahead 4.10% in the six months through May 2009, which did little to cushion a 32.60% fall for the fiscal year ended May 31, 2009. The first quarter of 2009 marked the seventh straight quarter of declining profits from one year earlier for S&P 500® companies. As with stock markets generally, March 9, 2009 was the low point, when the index closed at

Market Perspective for the Year Ended May 31, 2009

September 1996 levels. From there it recovered 36.60%, with the financials sub-index soaring 97.30%.

International markets also took heart after March 9, 2009, as lower interest rates, government stimulus and a smattering of not-so-bad economic reports led many to feel that the worst of the crisis was over. The MSCI Japan® Index(6) added 9.30% for the six months through May, but fell 36.30% for the fiscal year ended May 31, 2009. GDP in the first quarter of 2009 was 4.00% less than in the previous quarter, as exports halved in value year-over-year. Nevertheless, sentiment was supported by the scale of China’s $586 billion stimulus package. The MSCI Europe ex UK® Index(7) rose 4.40%, (down 34.10% for the fiscal year ended May 31, 2009). First quarter Eurozone GDP fell 4.60% from the previous year, depressed also by slumping exports, especially for Germany, the world’s biggest exporter. After a slow start, the European Central Bank ultimately cut interest rates back to 1.00%. The MSCI UK® Index(8) gained 5.80% (down 23.50% for the fiscal year ended May 31, 2009). The effects of a bigger housing bubble than in the U.S. and deeper personal indebtedness pushed first quarter GDP down 4.10% from first quarter 2008, prompting the Bank of England to reduce interest rates to 0.50% and introduce quantitative easing. Yet retail sales held up fairly well and house prices were starting to firm as our fiscal year ended.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4) The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7) The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING Real Estate Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Real Estate Fund (the “Fund”) seeks total return consisting of long-term capital appreciation and current income. The Fund is managed by T. Ritson Ferguson, CFA and Joseph P. Smith, CFA, Portfolio Managers, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (46.62)% compared to the Morgan Stanley Capital International U.S. REIT Index(1) (“MSCI U.S. REIT® Index”), which returned (48.24)%, for the same period.

Portfolio Specifics: The past twelve months proved to be a challenging period for listed real estate markets as credit market conditions and a slowing economy continued to provide headwinds to the capital markets. The U.S. Government and the Federal Reserve Board (the “Fed”) responded aggressively to liquidity issues in the credit market via significant capital support to financial institutions along with very active management of the yield curve through rate cuts and open market transactions. These actions should work to benefit an economy which is slowing at its greatest rate in more than a quarter century. They also appear to be providing some relief to real estate investors.

Since hitting a low point during this period at the beginning of March, property stocks have rallied strongly, triggered by the demonstrated ability of property companies to raise capital necessary to shore-up balance sheets as well as to build cash reserves that will allow these companies to be opportunistic buyers of real estate. Real estate companies have raised nearly $12 billion in equity in 2009 and have been able to issue both secured and unsecured debt during the last few months, providing evidence to investors that capital markets have improved significantly since the beginning of 2009.

Relative outperformance was driven by stock selection and asset allocation decisions. Stock selection provided the largest source of relative outperformance during the past twelve months as our positioning in companies with high-quality balance sheets, seasoned management teams and stable cash flows continued to add value, led by portfolio holdings in the shopping center, office, apartment and mall sectors. Overweight positions in outperforming companies included shopping center companies Tanger Factory Outlet Centers, Inc. and Federal Realty Investment Trust, office companies Digital Realty Trust, Inc. and Corporate Office Properties Trust SBI MD, apartment companies Essex Property Trust, Inc. and Home Properties, Inc. and mall company Simon Property Group LP, all benefited relative performance. Also adding value were underweight positions in underperforming shopping center company Developers Diversified Realty Corp. and office company SL Green Realty Corp as these companies sold off significantly during the period, primarily on balance sheet concerns. Stock selection in the industrial sector was a drag to performance, the result of a market weight exposure to ProLogis.

From an allocation standpoint, the majority of the outperformance for the period was generated by the Fund’s focus on quality which resulted in a continued underweight to the more economically-sensitive property sectors, primarily the hotel and industrial sectors, as both underperformed during the period. This underweight benefited relative performance. Also adding value was an overweight to the outperforming healthcare sector. An overweight to the underperforming mall sector was a drag on relative performance during the period.

Current Strategy and Outlook: The Fund continues to maintain a core positioning in what we believe are high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies that, in our opinion, offer more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our longer-term outperformance.

We increasingly see companies which represent attractive relative value in this environment (i.e., cash flow multiples in the mid-single digits and discounts to our view of inherent real estate value). We have been building positions in such companies. We have not been able to justify, however, investing in those companies which we deem to have significant and potentially insurmountable issues (i.e. balance sheet, management, property quality). Paradoxically, many of the companies with the largest issues have outperformed as of late. We remain disciplined investors in those companies which we believe to provide appropriate above average total return potential without exposing the Fund to excessive downside risk.

(1)	The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of speciality REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of May 31, 2009
(as a percent of net assets)

Simon Property Group, Inc.	11.1%
Vornado Realty Trust	5.8%
Public Storage, Inc.	5.4%
HCP, Inc.	4.6%
AvalonBay Communities, Inc.	4.4%
Ventas, Inc.	4.1%
Host Hotels & Resorts, Inc.	3.9%
Boston Properties, Inc.	3.8%
Federal Realty Investment Trust	3.5%
Nationwide Health Properties, Inc.	3.2%

Portfolio holdings are subject to change daily.

ING Real Estate Fund
Portfolio Managers’ Report

Average Annual Total Returns For the Periods Ended May 31, 2009
				Since Inception		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
				of Class A		of Class B		of Class C		of Class O		of Class Q		of Class W
	1 Year	5 Year	10 Year	December 20, 2002		November 20, 2002		January 17, 2003		September 15, 2004		December 20, 2006		December 17, 2007

Including Sales Charge:
Class A(1)	(49.69)%	(2.13)%	—	3.95%		—		—		—		—		—
Class B(2)	(49.63)%	(1.98)%	—	—		4.11%		—		—		—		—
Class C(3)	(47.53)%	(1.72)%	—	—		—		4.46%		—		—		—
Class I	(46.44)%	(0.67)%	6.23%	—		—		—		—		—		—
Class O	(46.66)%	—	—	—		—		—		(2.53)%		—		—
Class Q	(46.42)%	—	—	—		—		—		—		(25.27)%		—
Class W	(46.47)%	—	—											(29.79)%
Excluding Sales Charge:
Class A	(46.62)%	(0.96)%	—	4.91%		—		—		—		—		—
Class B	(47.07)%	(1.72)%	—	—		4.11%		—		—		—		—
Class C	(47.02)%	(1.72)%	—	—		—		4.46%		—		—		—
Class I	(46.44)%	(0.67)%	6.23%	—		—		—		—		—		—
Class O	(46.66)%	—	—	—		—		—		(2.53)%		—		—
Class Q	(46.42)%	—	—	—		—		—		—		(25.27)%		—
Class W	(46.47)%	—	—	—		—		—		—		—		(29.79)%
MSCI U.S. REIT® Index(4)	(48.24)%	(1.77)%	5.44%	3.92	%(5)	4.00	%(6)	4.43	%(7)	(4.12	)%(8)	(27.03	)%(9)	(33.48	)%(10)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Real Estate Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
(5)	Since inception performance for index is shown from January 1, 2003.
(6)	Since inception performance for index is shown from December 1, 2002.
(7)	Since inception performance for index is shown from February 1, 2003.
(8)	Since inception performance for index is shown from September 1, 2004.
(9)	Since inception performance for index is shown from January 1, 2007.
(10)	Since inception performance for index is shown from January 1, 2008.

ING Equity Dividend Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Equity Dividend Fund (the “Fund”) seeks growth of capital and current income. The Fund is managed by Christopher Corapi and David Powers, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (25.15)% compared to the Russell 1000® Value Index(1), which returned (35.35)% for the same period.

Portfolio Specifics: During the period, the Fund’s focus on good companies with strong fundamentals, attractive valuations and high dividend yields contributed to positive results against the index. Stock selection was the primary driver of outperformance throughout the year. In particular, the Fund’s holdings within the consumer and utility sectors were the primary drivers of excess returns. An investment in NSTAR, an electric utility, held up well during the reporting period due to its stable customer base and limited exposure to lower commodity prices. Within consumer staples, Herbalife Ltd. was the Fund’s strongest performer. The company’s stock price recovered as concerns over slowdowns in Mexico and Canada appeared to be overdone. Mexico looks like it is growing again due to increased contributions from Nutrition Clubs and China appears to be stabilizing as it transitions to a daily consumption model, suggesting growth should re-emerge going forward. Finally, the Fund benefited from establishing a position in Macy’s, Inc. (“Macy’s”) at the end of November, as the company was able to dispel any liquidity or bankruptcy fears by announcing an amended credit agreement. We believe Macy’s should benefit from accelerated store closures and division consolidation, which should offset potential headwinds posed by a challenging retail environment.

A handful of stocks detracted value during the period. In particular, Foot Locker, Inc. was punished badly after reporting disappointing third-quarter results. Our initial thesis focused on the company’s ability to restructure itself successfully; however, we decided to exit the position after enhancements in operating results failed to improve margins. The Fund’s investment in Diana Shipping, Inc. was hurt by the global growth slowdown. Commodity costs were a frequent topic of discussion in the industrials space as the rapid rise in oil and metals created margin headwinds for several companies. Also, our decision not to own Goldman Sachs Group, Inc., largely due to its low dividend yield, detracted from relative performance. Finally, exposure to real estate investment trusts Macerich Co. and Developers Diversified Realty Corp. had a negative impact on the Fund. Both names declined due to concerns regarding additional funding needs and the long-term prospects of paying the dividend.

Current Strategy and Outlook: We are positioning the Fund in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include TJX Cos., Inc., Altria Group, Inc. and Philip Morris International, Inc., which we believe are solid companies with good fundamentals, appealing dividend yields, high free cash flows and good balance sheets.

(1)	The Russell 1000 Value® Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of May 31, 2009
(as a percent of net assets)

ExxonMobil Corp.	5.0%
JPMorgan Chase & Co.	3.7%
Pfizer, Inc.	3.7%
Chevron Corp.	3.2%
General Electric Co.	2.8%
Wells Fargo & Co.	2.7%
Home Depot, Inc.	2.1%
Morgan Stanley	2.1%
Marathon Oil Corp.	1.9%
AT&T, Inc.	1.9%

Portfolio holdings are subject to change daily.

ING Equity Dividend Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2009
		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C
	1 Year	December 18, 2007		February 20, 2008		February 19, 2008

Including Sales Charge:
Class A(1)	(29.47)%	(22.96)%		—		—
Class B(2)	(29.18)%	—		(21.12)%		—
Class C(3)	(26.05)%	—		—		(17.88)%
Excluding Sales Charge:
Class A	(25.15)%	(19.75)%		—		—
Class B	(25.54)%	—		(18.64)%		—
Class C	(25.33)%	—		—		(17.88)%
Russell 1000® Value Index(4)	(35.35)%	(28.81	)%(5)	(27.25	)%(6)	(27.25	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Equity Dividend Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 4% for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(5)	Since inception performance for index is shown from January 1, 2008.

(6)	Since inception performance for index is shown from March 1, 2008.

ING Growth Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Uri Landesman and Jeff Bianchi, Portfolio Managers of ING Investment Management Co. (“ING IM”) — the Sub-Adviser(1).

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (36.92)% compared to the Russell 3000® Growth Index(2) and the Russell 1000® Growth Index(3), which returned (30.77)% and (30.71)%, respectively, for the same period.

Portfolio Specifics: Wellington — The period of June 1, 2008 through January 23, 2009 was one of the most volatile in market history. Global equity markets stumbled as a widespread contraction in credit led to major changes in the financial landscape. Equity investors sought to shed risk in response to growing concerns about the financial system and a potential US recession, punishing equity securities broadly. There were no safe havens as all ten sectors within the Russell 1000 Growth® Index posted negative returns. The financials and energy sectors suffered the largest declines, while healthcare and consumer staples declined the least.

The fund underperformed its benchmark during the period due to both stock selection and sector positioning, which is the result of the bottom-up stock selection process. Strong security selection in information technology, financials, and consumer discretionary was more than offset by weaker results in materials, energy, consumer staples, and healthcare. In addition, relative returns were hurt by our below-benchmark weight in consumer staples and above-benchmark weight in materials and financials. The fund benefited from a modest cash position during the period, which helped relative performance in a declining equity market.

Focus Media Holding Ltd. ADR (“Focus Media”), Freeport-McMoRan Copper & Gold, Inc. (“Freeport-McMoRan”) and Consol Energy, Inc. (“Consol Energy”) were the top detractors from relative performance during the period. Shares of Chinese digital advertising and media company Focus Media declined due to concerns about management changes, accounting issues, and mobile spamming. Shares of Freeport-McMoRan, a diversified mining company, fell sharply on the back of falling demand and lower prices for its key metals, including copper. Consol Energy, a coal and methane gas producer, saw its shares fall as higher costs related to productivity problems, lower coal prices, and reduced production guidance weighed on the stock. Top detractors from the fund’s absolute returns included computer software and technology company Microsoft Corp., oil and gas contract drilling services company Transocean, Inc., and global money transfer services firm Western Union Co.

Top contributors to benchmark-relative returns were Apollo Group, Inc. (“Apollo Group”), Teva Pharmaceutical Industries Ltd. ADR (“Teva”), and Abbott Laboratories. Shares of Apollo Group, a private education provider, benefited from strong industry fundamentals as the softer economy aided enrollment growth and increases in federal loan limits enhanced pricing power. Shares of the Israel-based drug manufacturer Teva rose after the company reported better-than-expected second quarter earnings driven by strong sales of its multiple-sclerosis drug, Copaxone. Shares of Abbott Laboratories, a drug and medical device company, continued to benefit from the strong growth of Humira, a drug for rheumatoid arthritis and psoriasis. Managed healthcare company Unitedhealth Group, Inc. and paint manufacturer and distributor Sherwin-Williams Co. were among the top contributors to the fund’s absolute returns.

ING IM — ING IM began managing the Fund at a time when most investors were still reeling from the harsh effects of this grim recession. However, those with the fortitude to stick with their game plan by continuing to invest in equities were rewarded handsomely from early March through the end of May. In a dramatic reversal of fortune, markets surged forward — helping to assuage investor’s fears and improving overall market sentiment.

The stock market as measured by the Russell 3000® Growth Index turned positive for the March through May period, and rewarded investors with strong returns. This was enough to push nine of ten Global Industry Classification Standards (“GICS”) sectors into positive territory for the period.

Top Ten Holdings*
as of May 31, 2009
(as a percent of net assets)

Microsoft Corp.	4.3%
Apple, Inc.	3.3%
Cisco Systems, Inc.	3.0%
Coca-Cola Co.	2.9%
Wal-Mart Stores, Inc.	2.7%
Oracle Corp.	2.6%
Qualcomm, Inc.	2.5%
Intel Corp.	2.2%
Google, Inc. – Class A	2.0%
Teva Pharmaceutical Industries Ltd. ADR	2.0%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Growth Opportunities Fund
Portfolio Managers’ Report

The financials sector was the clear winner during this time period, reversing a significant loss that extended from the year prior. Financials rallied 38.91% with diversified financials and insurance being the top two performing industries. In a distant second we had information technology rising 22.58%. Internet software & services and semiconductors were the top two performing industries.

Utilities were the lone detractor, losing 1.28%. Electric utilities and multi utilities were the bottom performers. We should point out that March clearly was a major inflection point, with investors preferring higher beta sectors while shunning the more defensive names.

The Fund underperformed the Russell 3000® Growth Index due to broad-based negative security selection. Selection in two sectors, financials and healthcare, were the main detractors. Further detracting from the result was our selection in information technology and industrials.

However, there were some bright spots: an underweight to the weak utilities sector and positive security selection in consumer discretionary added value. Further, it should be noted that some of the negative security selection was offset by positive overall sector allocation.

The primary detractors for the period included: Abbott Laboratories and Baxter International, Inc (“Baxter International”). Abbott Laboratories, a maker of healthcare products, was hurt by disappointing results of Humira. Sales of Humira, a rheumatoid arthritis treatment and the company’s main driver of growth, have significantly decelerated because of the economy and increased unemployment. Baxter International, a company involved in the development of products that treat blood-related diseases, saw shares slide during the period on concerns that a potential glut of plasma (liquid blood) could negatively affect its stock price.

The primary contributors for the period were Goldman Sachs Group, Inc. (“Goldman Sachs”) and American Eagle Outfitters, Inc. (“American Eagle”). Goldman Sachs rallied significantly because of improving conditions for financial securities and Goldman’s overall strength as a firm. Both a strong balance sheet and little credit exposure helped to make Goldman a strong performer. American Eagle, a clothing retailer, outperformed as sales and margins benefited from new value-oriented merchandise, leading to a positive earnings revision.

Current Strategy and Outlook: ING IM — As we are starting to see positive signs of an economic recovery starting to take hold, we remain cautious as equity markets have rallied significantly off the low experienced in March 2009. We firmly believe that stock market volatility will remain elevated. Against this backdrop, we think the market is still attractively valued and prospects for future growth have increased as a result of unprecedented levels of fiscal and monetary stimulus.

The rally that commenced in early March has favored low-quality stocks that were out of favor from the previous year’s slide. We believe that this low quality rally cannot be sustained much longer; we look for investors to re-focus on fundamentals and seek high quality stocks. The Fund’s strategy could potentially benefit from such a shift in investor behavior. As always, we seek companies that exhibit strong relative business momentum and market recognition at appropriate valuation levels.

(1)	Effective January 26, 2009, ING IM began managing the Fund pursuant to an interim sub-advisory agreement. Wellington Management Company, LLP (“Wellington”) was the previous sub-adviser to the Fund. The Fund’s principal investment strategies also changed at that time.

(2)	The Russell 3000® Growth Index is an unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.
(3)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING Growth Opportunities Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2009
				Since Inception
				of Class I
	1 Year	5 Year	10 Year	January 8, 2002

Including Sales Charge:
Class A(1)	(40.54)%	(5.47)%	(6.13)%	—
Class B(2)	(40.46)%	(5.34)%	(6.18)%	—
Class C(3)	(37.93)%	(4.97)%	(6.19)%	—
Class I	(36.61)%	(3.91)%	—	(4.21)%
Class Q	(36.79)%	(4.16)%	(5.35)%	—
Excluding Sales Charge:
Class A	(36.92)%	(4.35)%	(5.57)%	—
Class B	(37.32)%	(4.97)%	(6.18)%	—
Class C	(37.30)%	(4.97)%	(6.19)%	—
Class I	(36.61)%	(3.91)%	—	(4.21)%
Class Q	(36.79)%	(4.16)%	(5.35)%	—
Russell 3000® Growth Index(4)	(30.77)%	(1.75)%	(3.42)%	(1.77	)%(7)
Russell 1000® Growth Index(5)	(30.71)%	(1.80)%	(3.64)%	(1.91	)%(7)
Russell 1000® Index(6)	(32.95)%	(1.55)%	(1.28)%	(0.61	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Russell 3000® Growth Index is an unmanaged index that measures performance of broad growth segment of the U.S. Equity universe. It includes those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values.
(5)	The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
(6)	The Russell 1000® Index is an unmanaged, comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
(7)	Since inception performance for indices is shown from January 1, 2002.

Effective January 26, 2009, the Fund’s sub-adviser and investment strategy changed. Wellington Management Company, LLP served as the sub-adviser from June 2, 2003 to January 25, 2009. Prior to October 1, 2000 the Fund was managed by a different sub-adviser. The Fund was directly managed by ING Investments, LLC, the Fund’s investment adviser, from October 1, 2000 to June 2, 2003.

ING MidCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund (the “Fund”) seeks long term capital appreciation. The Fund is managed by Uri Landesman(1) and Jeff Bianchi, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (31.05)% compared to the Russell Midcap® Growth Index(2) and the Russell Midcap® Index(3), which returned (35.72)% and (36.15)%, respectively, for the same period.

Portfolio Specifics: The Fund outperformed the Russell MidCap® Growth Index during the period. Stock selection was the main driver of results, with an added boost coming from sector positioning. Strong selection in consumer staples, consumer discretionary, healthcare and information technology helped to bolster the results. Further amplifying the positive results were the Fund’s sector allocations, specifically underweights of healthcare and consumer staples and an overweight of information technology. On the negative side, selection within the energy sector detracted from the result.

The biggest net contribution to performance came from the Fund’s holdings of Talisman Energy, Inc. (“Talisman Energy”), Smith International, Inc. (“Smith International”) and Coach, Inc (“Coach”). Talisman Energy, a Canadian oil firm engaged in exploration and production, and Smith International, an oilfield service company, benefited from rising oil prices. These are among the most highly leveraged companies in the energy sector.

Coach underperformed through much of 2008 on concerns about its sales prospects, given Coach’s aspirational price positioning in a time of consumer frugality. We bought Coach because we believed that the outlet stores would enable its sales and margins to hold up better than expected. The story played out largely in-line with our expectations, as margins held up better than feared and strong outlet sales offset weaker full-price stores. As investors got more comfortable that the company was not going to experience a precipitous drop in earnings, the stock’s multiple expanded and drove the outperformance.

Activision Blizzard, Inc. (“Activision Blizzard”), Patterson-UTI Energy, Inc. (“Patterson-UTI Energy”) and Logitech International SA (“Logitech International”) were the laggards.

Activision Blizzard is a video game publisher that underperformed as its price-earnings multiple compressed over several concerns: 1) the holiday 2008 launch of Guitar Hero World Tour, which carried a high $189 price point; 2) retailer de-stocking of inventory, especially in older games; and 3) currency pressure due to the strengthening dollar. The Fund owned the stock based on our thesis that video game sales would hold up better than consumer spending in general, because video games provide high entertainment value per dollar spent. We also expected that Activision’s market share gains from weaker competitors, strong balance sheet and synergies from the Vivendi acquisition would help the share price. When the multiple fell more than we expected and signs emerged that World Tour sales were weaker than expected, we sold the stock.

Patterson-UTI Energy supplies rigs primarily to drill for natural gas. Due to weaker than expected drilling activity as a consequence of falling natural gas prices, earnings expectations were reduced substantially. Logitech stock underperformed the broader market in early 2009 — a nearly unprecedented combination of weak global consumer demand, drastic reductions of inventory by retail channel partners and the negative impact of a strong U.S. dollar led to significant contraction in earnings results and Logitech’s valuation multiple.

Current Strategy and Outlook: Although we are starting to see signs of life in the both the credit and stock markets we remain cautious as the overall economic environment is still on unsure footing. We firmly believe that stock market volatility will remain elevated. Against this backdrop, we think the market is still attractively valued and unprecedented levels of fiscal and monetary stimulus have increased prospects for future growth.

We have positioned the Fund in higher-quality names. We believe that as the low-quality rally fades, investors will re-focus on fundamentals and seek high-quality stocks. We believe the Fund should benefit from such a shift in investor behavior. As always, we seek companies that , in our opinion, exhibit strong relative business momentum and market recognition at appropriate valuation levels.

(1)	Effective August 13, 2008, Mr. Landesman replaced Richard Welsh as a portfolio manager to the Fund.

(2)	The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(3)	The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2009
(as a percent of net assets)

Murphy Oil Corp.	2.4%
St. Jude Medical, Inc.	2.2%
JB Hunt Transport Services, Inc.	2.0%
Coach, Inc.	2.0%
Nexen, Inc.	1.9%
Airgas, Inc.	1.8%
Advance Auto Parts, Inc.	1.8%
National Semiconductor Corp.	1.8%
Laboratory Corp. of America Holdings	1.8%
Talisman Energy, Inc.	1.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING MidCap Opportunities Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2009
				Since Inception		Since Inception
				of Class O		of Class Q
	1 Year	5 Year	10 Year	June 4, 2008		April 4, 2000

Including Sales Charge:
Class A(1)	(35.03)%	0.80%	1.09%	—		—
Class B(2)	(34.96)%	0.90%	0.94%	—		—
Class C(3)	(32.18)%	1.27%	0.93%	—		—
Class I	(30.71)%	2.46%	2.09%	—		—
Class O	—	—	—	(30.48)%		—
Class Q	(30.88)%	2.21%	—	—		(4.32)%
Excluding Sales Charge:
Class A	(31.05)%	2.01%	1.68%	—		—
Class B	(31.58)%	1.24%	0.94%	—		—
Class C	(31.50)%	1.27%	0.93%	—		—
Class I	(30.71)%	2.46%	2.09%	—		—
Class O	—	—	—	(30.48)%		—
Class Q	(30.88)%	2.21%	—	—		(4.32)%
Russell Midcap® Growth Index(4)	(35.72)%	(0.22)%	0.65%	(35.72	)%(6)	(5.05	)%(7)
Russell Midcap® Index(5)	(36.15)%	0.37%	3.47%	(36.15	)%(6)	1.55	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MidCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
(5)	The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
(6)	Since inception performance for indices is shown from June 1, 2008.
(7)	Since inception performance for indices is shown from April 1, 2000.

ING Opportunistic LargeCap Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Opportunistic LargeCap Fund (the “Fund”) seeks long-term growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks*. The Fund is managed by Vincent Costa, CFA, Portfolio Managers** of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (33.94)% compared to the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(1), which returned (32.57)% for the same period.

Portfolio Specifics: 2009 was a challenging environment for the Fund as all factors continued to struggle with value, momentum, growth and quality posting negative returns across the board.

Early in the year, valuation factors underperformed significantly, particularly in the energy, consumer staples and healthcare sectors; while market recognition factors, which were in favor for most of the prior year, turned sharply negative. Consequently, our models could not overcome the severe underperformance of market recognition factors despite a bounce off the lows for valuation factors.

The Fund finished the first half of the year with strong performance from market recognition and quality factors such as analyst estimate revisions and earning trends, helping it outperform the benchmark at mid-year, at which time was the Russell 1000 Growth Index.

Factor volatility was extreme during the second half of the year. Deep-value factors such as book/price outperformed significantly in the third quarter, only to reverse and give back about half their gains in the fourth quarter. In contrast, growth factors and momentum factors had poor third quarters but rebounded and posted positive returns in the fourth quarter.

Stock selection was the main detractor from performance for the year, particularly in the consumer discretionary, industrial and materials sectors. Stocks that detracted the most in those sectors included DISH Network Corp., Raytheon Co. and Mosaic Co. Other detractors included Alliance Data Systems Corp. and Symantec Corp. in the information technology sector and AFLAC, Inc. in the financials. Not all stock selection was negative, however: contributions came from Schlumberger Ltd., Marvell Technology Group Ltd. and AutoZone, Inc.

Sector allocation generally contributed to results, except for a small overweight in industrials that detracted slightly. Unfortunately, this contribution was not enough to overcome the negative effects of stock selection. In the last month of the Fund’s fiscal year, the benchmark changed to the S&P 500® Index.

Outlook and Current Strategy: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index. At the close of the reporting period, the Fund was overweight the information technology and financial sectors and underweight in the consumer staples, energy and utilities sectors.

*	Prior to May 1, 2009, the Fund had a different investment objective and different principal investment strategies.

**	Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager of the Fund.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2009
(as a percent of net assets)

International Business Machines Corp.	3.4%
Pfizer, Inc.	3.0%
Cisco Systems, Inc.	2.7%
Wells Fargo & Co.	2.5%
Apple, Inc.	2.5%
ExxonMobil Corp.	2.4%
Hewlett-Packard Co.	2.1%
Murphy Oil Corp.	2.0%
National Oilwell Varco, Inc.	1.9%
Goldman Sachs Group, Inc.	1.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class 1.

Portfolio holdings are subject to change daily.

ING Opportunistic LargeCap Fund
Portfolio Managers’ Report

Average Annual Total Returns For the Periods Ended May 31, 2009
		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I		of Class W
	1 Year	December 28, 2005		April 5, 2006		April 27, 2006		December 20, 2006		December 17, 2007

Including Sales Charge:
Class A(1)	(37.74)%	(10.04)%		—		—		—		—
Class B(2)	(37.65)%	—		(12.39)%		—		—		—
Class C(3)	(35.06)%	—		—		(11.44)%		—		—
Class I	(33.65)%	—		—		—		(14.88)%		—
Class W	(33.84)%	—		—		—		—		(28.42)%
Excluding Sales Charge:
Class A	(33.94)%	(8.47)%		—		—		—		—
Class B	(34.37)%	—		(11.60)%		—		—		—
Class C	(34.41)%	—		—		(11.44)%		—		—
Class I	(33.65)%	—		—		—		(14.88)%		—
Class W	(33.84)%	—		—		—		—		(28.42)%
S&P 500® Index(4)	(32.57)%	(6.58	)%(6)	(8.29	)%(7)	(8.90	)%(8)	(14.53	)%(9)	(26.33	)%(10)
Russell 1000® Growth Index(5)	(30.71)%	(5.37	)%(6)	(6.68	)%(7)	(6.82	)%(8)	(10.77	)%(9)	(23.91	)%(10)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The Russell 1000® Growth Index is an index that measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(6)	Since inception performance for index is shown from January 1, 2006.

(7)	Since inception performance for index is shown from April 1, 2006.

(8)	Since inception performance for index is shown from May 1, 2006.

(9)	Since inception performance for index is shown from January 1, 2007.

(10)	Since inception performance for index is shown from January 1, 2008.

ING SmallCap Opportunities Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2009
(as a percent of net assets)

Biotechnology	7.8%
Software	7.5%
Retail	7.3%
Commercial Services	7.1%
Semiconductors	5.9%
Computers	5.5%
Healthcare – Products	5.3%
Oil & Gas	4.9%
Telecommunications	4.4%
Miscellaneous Manufacturing	3.6%
Pharmaceuticals	3.5%
Aerospace/Defense	2.6%
Electronics	2.6%
Industries between 1.7% – 2.5%(1)	15.7%
Industries less than 1.7%(2)	16.5%
Other Assets and Liabilities – Net*	(0.2)%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

(1)	Includes seven industries, which each represents 1.7% – 2.5% of net assets.
(2)	Includes twenty one industries, which each represents less than 1.7% of net assets.

Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund (the “Fund”) seeks capital appreciation. The Fund is managed by Steve Salopek and James Hasso*, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (33.05)% compared to the Russell 2000® Growth Index(1) and the Russell 2000® Index(2), which returned (31.55)% and (31.79)%, respectively, for the same period.

Portfolio Specifics: Despite the difficult economic backdrop and higher market volatility, small-cap stocks generally performed in line with large-cap stocks for the period. The Russell 2000 Growth® Index declined significantly from September through November, followed by a brief rally in December, and then fell again in the first two months of 2009.

Smaller small-caps and lower-quality stocks have led the rally since early March. This has tended to be a headwind for managers, as most have a higher-market capitalization, higher-quality bias to their portfolios. Active managers had a more difficult time beating their benchmarks over the last few months, and fewer than 30% of small-cap core and small-cap growth managers are outperforming their benchmarks year-to-date.

Stock selection within consumer discretionary and industrials coupled with an overweight in utilities contributed most to performance for the period. Notable outperformance within consumer discretionary was due primarily to strong stock selection in hotels, restaurants and leisure. Utilities benefited from our overweight position. Stock selection within electrical equipment and the Fund’s underweight in marine were the largest contributors to performance within industrials.

Stock selection within the healthcare, technology and telecommunication services sectors detracted most from performance. In health care, stock selection within biotechnology and pharmaceuticals held back returns. Within technology, stock selection within computers and peripherals and semiconductors and semiconductor equipment, as well as an underweight in internet software and services, detracted most from performance. Stock selection within diversified telecommunication services detracted most from performance in the telecommunication services sector.

Riverbed Technology, Inc. (“Riverbed Technology”) and Aeropostale, Inc. (“Aeropostale”) contributed significantly to performance over the period. Riverbed Technology provides solutions to the problems of wide-area distributed computing. Despite the problems surrounding the current economic environment, the company continued to report good, double-digit revenue growth and meet earnings expectations. Their wide area network (“WAN”) optimization product has proven to have a good return on invested capital for customers and the market is under-penetrated.

Aeropostale is a specialty retailer of casual apparel and accessories. The brand has increased its appeal to its target customers over the past year due to its fashion content and value oriented price points, which have had increasing appeal given the difficult economic environment. The earnings and operational metrics of the company have outperformed its peers.

CommScope, Inc. (“CommScope”) and McMoRan Exploration Co. (“McMoRan Exploration”) were two of the largest detractors from performance over the period. CommScope, which provides infrastructure solutions for communication networks worldwide, was hurt by the problems surrounding the current economic environment and worsening credit environment. The company also suffered due to the significant debt on its balance sheet. We no longer hold a position in the company due to lingering credit concerns, risk in the valuation and the size of the market capitalization.

McMoRan Exploration engages in the exploration and production of crude oil and natural gas offshore in the Gulf of Mexico and onshore in the Gulf Coast area. The company has been hurt by the collapse in commodity prices and uncertainty regarding the size of its borrowing base. The current credit environment has reduced the borrowing base for exploration and production companies across the industry. We continue to hold the stock; the company has a unique drilling program and a good balance sheet, and we believe it will be successful over time.

Current Outlook and Strategy: We focus on companies with what we believe are strong balance sheets and cash-flow generation capabilities. Despite the difficulties surrounding the current economic environment, we believe that the economy is beginning to show signs of improvement. Many of the new economic data are less negative than before, and we believe that these data will continue to improve going forward. As a result, we have been incrementally increasing exposure to more cyclical companies. Within financials, we continue to mitigate risk through diversification: the Fund is invested across the financial sector, including banks, diversified financials, insurance companies and real estate investment trusts (“REITS”). The banks that the Fund owns are typically over-capitalized and have higher reserves than the industry averages. We continue to take advantage of market volatility to acquire attractively valued companies whose share prices we believe are not trading on fundamentals.

*	Mr. Hasso was added as a portfolio manager to the Fund effective October 1, 2008.

(1)	The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.

(2)	The Russell 2000® Index is unmanaged an index that measures the performance of securities of small U.S. companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2009
(as a percent of net assets)

Bally Technologies, Inc.	1.3%
Owens & Minor, Inc.	1.3%
Chattem, Inc.	1.3%
Solera Holdings, Inc.	1.2%
Waste Connections, Inc.	1.2%
Haemonetics Corp.	1.2%
Meridian Bioscience, Inc.	1.1%
Micros Systems, Inc.	1.1%
Dril-Quip, Inc.	1.1%
Comtech Telecommunications	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING SmallCap Opportunities Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2009
				Since Inception		Since Inception
				of Class Q		of Class W
	1 Year	5 Year	10 Year	April 4, 2000		December 17, 2007

Including Sales Charge:
Class A(1)	(36.90)%	(0.93)%	0.18%	—		—
Class B(2)	(36.86)%	(0.90)%	0.06%	—		—
Class C(3)	(34.22)%	(0.50)%	0.04%	—		—
Class I	(32.70)%	0.72%	1.12%	—		—
Class Q	(32.89)%	0.45%	—	(8.00)%		—
Class W	(32.72)%	—	—	—		(21.55)%
Excluding Sales Charge:
Class A	(33.05)%	0.25%	0.78%	—		—
Class B	(33.54)%	(0.50)%	0.06%	—		—
Class C	(33.55)%	(0.50)%	0.04%	—		—
Class I	(32.70)%	0.72%	1.12%	—		—
Class Q	(32.89)%	0.45%	—	(8.00)%		—
Class W	(32.72)%	—	—	—		(21.55)%
Russell 2000® Growth Index(4)	(31.55)%	(1.31)%	(0.70)%	(4.77	)%(6)	(25.19	)%(7)
Russell 2000® Index(5)	(31.79)%	(1.18)%	2.68%	0.53	%(6)	(24.64	)%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Opportunities Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
(5)	The Russell 2000® Index is an index that measures the performance of securities of small U.S. companies.
(6)	Since inception performance for indices is shown from April 1, 2000.
(7)	Since inception performance for indices is shown from January 1, 2008.

ING SmallCap Value Multi-Manager Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2009
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING SmallCap Value Multi-Manager Fund (the “Fund”) seeks maximum long term capital appreciation. The Fund is managed by Phyllis G. Thomas, CFA, Managing Director, of NWQ Investment Management Company, LLC (“NWQ”), Robert A. Schwarzkopf, CFA, Craig Stone, CFA and Julie Kutasov, CPA, of Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) and Vincent Costa, CFA of ING Investment Management Co. (“ING IM”) — the Sub-Advisers*.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (39.35)% compared to the Russell 2000® Value Index(1) and the Russell 2000® Index(2), which returned (32.20)% and (31.79)%, respectively, for the same period.

Portfolio Specifics: NWQ sleeve(3) — The fund realized a negative return and underperformed the Russell 2000® Value benchmark index by approximately 13% (gross of fees). Performance was negatively impacted by stock selection within the overweight producer durables and underweight consumer discretionary sectors, including top detractors Pacific Sunwear of California and Sauer-Danfoss, Inc. Warren Resources, Inc. was also among the top detractors. The fund benefited from an underweight position in finance, the benchmark’s largest detractor. The top performers included Denbury Resources, Inc., Brocade Communications Systems, Inc. and Yamana Gold, Inc.

Kayne sleeve(3) — The annual period ending May 31, 2009 saw a sharp market decline as economic weakness intensified. The markets, however, began to experience a significant rebound beginning in March as government efforts led many investors to anticipate that the worst was over. During this time period, high-quality stocks, as measured by Standard & Poor’s (“S&P”) Quality Rankings, held up substantially better than low-quality stocks, which we would expect in such tumultuous times. Given our investment philosophy of investing in the highest quality businesses, the fund outperformed the Russell 2000® Value Index by approximately 6.65% for the year ended May 31, 2009. The fund’s outperformance during this period was driven by strong stock selection in the consumer cyclicals and healthcare sectors. The fund’s performance was hurt by negative stock selection in the energy and financials sectors.

ING IM sleeve(3) — Continued volatility and the reversal of trends created a difficult environment for the fund in 2009. The fund underperformed the Russell 2000® Value Index by approximately 5.74% for the year ended May 31, 2009. During the early part of the year, valuation factors such price to book and price to earnings underperformed significantly and detracted from performance. While valuation factors bounced off their lows during the summer months, market recognition factors, which were in favor for much of the prior year, turned sharply negative and further detracted from early period performance.

Fund performance improved by mid-year and beat the benchmark, as market recognition and quality factors like sales growth and return on equity drove performance in November. These results outweighed the poor performance in value factors that hurt performance in the financial and consumer discretionary sectors.

By year-end, value factors reversed course again and performed strongly in May; however, they could not recapture the prior poor performance and ended the year in negative territory. Poor stock selection, particularly in financials dominated the 2009 underperformance.

Stock selection in the financial sector was the greatest detractor: our value model had a significant weight placed on book to price while it continued to underperform within the sector. Stock selection also detracted in the energy, materials and consumer discretionary sectors, outweighing positive selection in healthcare.

Current Strategy and Outlook: NWQ sleeve(3) — In the last several months the market has experienced a significant rebound reflecting the strongest increase in monetary and fiscal stimulus in modern history and some early signs that the economy may be beginning to recover in the coming months. The rally may stall in the second half of 2009 if policy makers opt to remove some of the stimulus. In our opinion, however, the economy is still too fragile for any major shift in policy. The continuation of a steep yield curve and narrowing of bond spreads bodes well for small cap equity outperformance. We continue to find opportunities to invest in what we believe are significantly undervalued equities.

Kayne sleeve(3) — Significant monetary and fiscal stimulus efforts by the federal government should help curtail deteriorating economic conditions and provide the underpinnings for future recovery. Further, there is considerable incentive for financial institutions to lend to worthy borrowers given the normalization and steepening of the interest-rate curve which makes new loans highly profitable. However, questionable loans made in the past pose solvency risk to many of our nation’s financial institutions today, while the “shadow” banking system, which provided a significant source of credit in the past, has unraveled. In addition, consumer debt levels remain at historic highs. These factors decrease the likelihood for a sharp economic recovery. Amid this environment, we believe the businesses in which we invest — those that have significant control over their markets and do not depend on external financing — will prosper.

ING IM sleeve(3) — Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the portfolio to capitalize on high quality companies with superior business momentum, growing earnings and attractive valuations. At the end of the reporting period, the fund was overweight in the information technology and underweight in the consumer discretionary and materials sectors.

*	Effective February 27, 2009, Mr. Stone replaced Sandi Gleason as a co-portfolio manager to the Fund. Effective January 13, 2009, Omar Aguilar is no longer a co-portfolio manager to the Fund.

(1)	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

(2)	The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(3)	For the purposes of these discussions, “the fund” refers to each Sub-Adviser’s respectively managed portion of ING SmallCap Value Multi-Manager Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2009
(as a percent of net assets)

Lincoln Electric Holdings, Inc.	2.2%
Griffon Corp.	2.0%
Aspen Insurance Holdings Ltd.	2.0%
Avocent Corp.	1.9%
Acergy SA ADR	1.8%
Bill Barrett Corp.	1.8%
World Fuel Services Corp.	1.8%
Sepracor, Inc.	1.8%
Syntel, Inc.	1.6%
Ares Capital Corp.	1.6%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund – Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING SmallCap Value Multi-Manager Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2009
		Since Inception		Since Inception		Since Inception		Since Inception
		of Classes A and B		of Class C		of Class I		of Class W
	1 Year	February 1, 2005		February 2, 2005		June 9, 2005		December 17, 2007

Including Sales Charge:
Class A(1)	(42.83)%	(7.49)%		—		—		—
Class B(2)	(42.85)%	(7.35)%		—		—		—
Class C(3)	(40.41)%	—		(7.01)%		—		—
Class I	(38.92)%	—		—		(5.90)%		—
Class W	(39.87)%	—		—		—		(29.59)%
Excluding Sales Charge:
Class A	(39.35)%	(6.22)%		—		—		—
Class B	(39.84)%	(6.95)%		—		—		—
Class C	(39.81)%	—		(7.01)%		—		—
Class I	(38.92)%	—		—		(5.90)%		—
Class W	(39.87)%	—		—		—		(29.59)%
Russell 2000® Value Index(4)	(32.20)%	(4.46	)%(6)	(4.46	)%(6)	(4.95	)%(7)	(24.14	)%(8)
Russell 2000® Index(5)	(31.79)%	(3.64	)%(6)	(3.64	)%(6)	(3.75	)%(7)	(24.64	)%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SmallCap Value Multi-Manager Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
(5)	The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.
(6)	Since inception performance for indices is shown from February 1, 2005.
(7)	Since inception performance for indices is shown from June 1, 2005.
(8)	Since inception performance for indices is shown from January 1, 2008.

ING Value Choice Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2009
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Value Choice Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by David B. Iben, CFA, Chief Investment Officer and Managing Director of Tradewinds Global Investors, LLC — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (17.53)% compared to the Russell 3000® Value Index(1) and the Russell Midcap® Index(2), which returned (35.10)% and (36.15)%, respectively, for the same period.

Portfolio Specifics: A significant portion of relative outperformance can be attributed to the Fund’s significant underweight to the financials sector, which was the worst performing sector in the benchmark Russell 3000® Value Index. The Fund return was also aided by its stock selection in the healthcare sector, the best performing sector in the Fund.

The Fund’s return was impaired on an absolute basis by exposure to utilities and consumer staples sectors which were the worst performing sectors and on its significant overweight to the materials and processing sector.

Despite the overall poor performance of the materials and processing sector, the gold stocks were the best performers in the Fund, mainly due to a gold industry rally that began in the fourth quarter of 2008. Lihir Gold Ltd. (“Lihir”), Kinross Gold Corp. (“Kinross”), Newmont Mining Corp. (“Newmont Mining”), Gold Fields Ltd. (“Gold Fields”) and Barrick Gold Corp. (“Barrick Gold”) were among the best performing holdings. Lihir is a gold producer in the Australasian region. The company’s third and fourth quarter 2008 and full year productions results were above expectations in terms of ounces produced and cash costs per ounce. Kinross Gold is a senior gold producer with operations located in the United States, Brazil, Chile and Russia. The company has had a strong production growth and lowered its unit costs. Other positive contributors were Newmont Mining, one of the world’s largest gold producers, with significant assets and operations globally, Gold Fields, a South Africa-based gold producing company operating mines in South Africa, Ghana, Australia and Peru and Barrick Gold. the world’s largest gold company in terms of market capitalization, annual production and reserves with operations in the Americas, Australia Pacific and Africa.

While the gold industry produced the best performing stocks, it also has the largest detractor to performance for the period. Anglogold Ashanti Ltd. is a global gold producer with operations and exploration programs around the world. The stock has performed poorly due to political instability in South Africa and negative investor sentiment related to its hedge book. Another poor performer from the materials sector is Domtar Corp., a manufacturer and marketer of paper and pulp in North America. In general, the paper companies have underperformed due to oversupply, decreasing demand for paper and looming concerns over the company’s ability to refinance its 2011 debt maturities. The company has already taken positive steps to close some of its operations to reduce capacity. We believe that once the excess capacity is removed from the paper industry, prices will rise to levels sufficient to generate positive returns. Another performance detractor was Apex Silver Mines Ltd., a base metal mining company engaged in the exploration and development of silver and other minerals in Latin America. The company filed for Chapter 11 protection in January 2009. The company reorganized and emerged from bankruptcy as Golden Minerals Co. after selling the remaining of its assets to Sumitomo Corp.

Amgen Inc. (“Amgen”) and Apria Healthcare Group Inc. (“Apria”) stocks in the healthcare sector were also top performers. Amgen develops, manufactures and markets human therapeutics in cellular and molecular biology. While lack of new pipeline drugs has resulted in below industry average growth in the past, Amgen announced it is on the cusp of a major new product launch and its 2009 guideline is in line with investors’ expectations. Apria is a provider of home healthcare services which include home respiratory therapy, home infusion therapy and home medical equipment. The company was acquired by The Blackstone Group in the second quarter of 2008 and the transaction was completed in the fourth quarter 2008. The acquisition price was a substantial premium over the stock price at the time of acquisition. While the sector was the best performer for the period, it also produced one of the worst performers, Health Net, Inc., which delivers managed healthcare services through health plans and government-sponsored, managed-care plans through its health maintenance organizations (“HMOs”), insured preferred provider organizations (“PPOs”) and point-of-service (“POS”) plans. Its stock price fell after the company cut its outlook for 2008 mainly because of lower revenue and higher costs, primarily in its commercial business. The company reported a better than expected first quarter 2009, and earnings guidance for 2009 was maintained which in our opinion may result to greater earnings stability.

Top Ten Holdings*
as of May 31, 2009
(as a percent of net assets)

Kinross Gold Corp.	4.2%
Newmont Mining Corp.	3.9%
Lihir Gold Ltd. ADR	3.9%
Barrick Gold Corp.	3.5%
Arch Coal, Inc.	3.3%
Tyson Foods, Inc.	3.0%
TELUS Corp.	2.4%
Gold Fields Ltd. ADR	2.0%
Lucent Technologies Capital Trust I	2.0%
Pfizer, Inc.	1.9%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Value Choice Fund
Portfolio Managers’ Report

The consumer staples sector also underperformed during the period, primarily due to Smithfield Foods, Inc., a hog producer, and pork processor. The stock’s performance in 2008 was been hampered by oversupply in hog production which was not supported by domestic demand fundamentals and losses due to its hedging contracts on corn. The company, however, reported continued strong export demand, a positive outlook and balance sheet improvements during their third quarter 2009 results. We expect fiscal year 2010 (starting in May) to see improvement in profitability as rising costs fall from current levels.

The utilities sector was another poor performing sector. Korea Electric Power Corp. is an integrated electricity company engaged in the generation, transmission and distribution of electricity in the Republic of Korea and supplies more than 96 percent of South Korea’s electricity. In late January, the company posted its biggest quarterly loss in its 26-year history. A government-approved 4.5 percent increase in electricity prices in late-2008 failed to cover the rising cost of imported oil and coal and foreign-currency debt caused by a weak Korean won. The company also stated it expected a similar loss in 2009, which further depressed sentiment.

Current Strategy and Outlook: We do not know if equity markets have bottomed yet — only time will tell. In our opinion, if one is investing for the long-term it is likely that equity markets will offer the best upside of almost any asset class. Utilizing our team of global sector specialists, we continue to find what we believe are good opportunities in the materials and processing and energy sectors in the small and mid cap space. We are beginning to find new investments in consumer staples, technology and utilities. Our underweight to the financials sector remains, and we will continue to look for compelling opportunities in this area. For the patient long-term investor, we believe this is a good time to buy good companies at attractive valuations.

(1)	The Russell 3000® Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented companies.

(2)	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING Value Choice Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2009
		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
		of Classes A and B		of Class C		of Class I		of Class O		of Class W
	1 Year	February 1, 2005		February 7, 2005		September 15, 2005		June 4, 2008		December 17, 2007

Including Sales Charge:
Class A(1)	(22.27)%	6.26%		—		—		—		—
Class B(2)	(22.14)%	6.58%		—		—		—		—
Class C(3)	(18.95)%	—		7.11%		—		—		—
Class I	(17.28)%	—		—		6.13%		—		—
Class O	—	—		—		—		(16.78)%		—
Class W	(17.25)%	—		—		—		—		(11.29)%
Excluding Sales Charge:
Class A	(17.53)%	7.72%		—		—		—		—
Class B	(18.14)%	6.95%		—		—		—		—
Class C	(18.15)%	—		7.11%		—		—		—
Class I	(17.28)%	—		—		6.13%		—		—
Class O	—	—		—		—		(16.78)%		—
Class W	(17.25)%	—		—		—		—		(11.29)%
Russell 3000® Value Index(4)	(35.10)%	(4.44	)%(6)	(4.44	)%(6)	(7.11	)%(7)	(35.10	)%(8)	(28.45	)%(9)
Russell Midcap® Index(5)	(36.15)%	(2.36	)%(6)	(2.36	)%(6)	(5.93	)%(7)	(36.15	)%(8)	(26.91	)%(9)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Value Choice Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and since inception returns, respectively.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 3000® Value Index is a market capitalization-weighted index of stocks of the 3,000 largest U.S. domiciled companies that exhibit value-oriented characteristics.

(5)	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(6)	Since inception performance for indices is shown from February 1, 2005.

(7)	Since inception performance for indices is shown from September 1, 2005.

(8)	Since inception performance for the indices is shown from June 1, 2008.

(9)	Since inception performance for indices is shown from January 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	December 1,	May 31,	Expense	May 31,	December 1,	May 31,	Expense	May 31,
	2008	2009	Ratio	2009*	2008	2009	Ratio	2009*

ING Real Estate Fund

Class A	$1,000.00	$1,028.70	1.34%	$6.78	$1,000.00	$1,018.25	1.34%	$6.74
Class B	1,000.00	1,022.80	2.09	10.54	1,000.00	1,014.51	2.09	10.50
Class C	1,000.00	1,024.10	2.09	10.55	1,000.00	1,014.51	2.09	10.50
Class I	1,000.00	1,029.20	0.91	4.60	1,000.00	1,020.39	0.91	4.58
Class O	1,000.00	1,027.80	1.34	6.77	1,000.00	1,018.25	1.34	6.74
Class Q	1,000.00	1,031.10	1.16	5.87	1,000.00	1,018.25	1.16	5.84
Class W	1,000.00	1,029.60	0.91	4.60	1,000.00	1,020.39	0.91	4.58
ING Equity Dividend Fund

Class A	1,000.00	1,040.70	1.25	6.36	1,000.00	1,018.70	1.25	6.29
Class B	1,000.00	1,042.60	2.00	10.19	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,044.00	2.00	10.19	1,000.00	1,014.96	2.00	10.05
ING Growth Opportunities Fund

Class A	1,000.00	1,086.40	1.43	7.44	1,000.00	1,017.80	1.43	7.19
Class B	1,000.00	1,083.10	2.08	10.80	1,000.00	1,014.56	2.08	10.45
Class C	1,000.00	1,083.30	2.08	10.80	1,000.00	1,014.56	2.08	10.45
Class I	1,000.00	1,088.90	0.98	5.10	1,000.00	1,020.04	0.98	4.94
Class Q	1,000.00	1,087.30	1.23	6.40	1,000.00	1,018.80	1.23	6.19

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	December 1,	May 31,	Expense	May 31,	December 1,	May 31,	Expense	May 31,
	2008	2009	Ratio	2009*	2008	2009	Ratio	2009*

ING MidCap Opportunities Fund

Class A	$1,000.00	$1,126.50	1.35%	$7.16	$1,000.00	$1,018.20	1.35%	$6.79
Class B	1,000.00	1,121.60	2.10	11.11	1,000.00	1,014.46	2.10	10.55
Class C	1,000.00	1,123.40	2.10	11.12	1,000.00	1,014.46	2.10	10.55
Class I	1,000.00	1,130.10	0.85	4.51	1,000.00	1,020.69	0.85	4.28
Class O	1,000.00	1,125.80	1.35	7.15	1,000.00	1,018.20	1.35	6.79
Class Q	1,000.00	1,128.90	1.10	5.84	1,000.00	1,019.45	1.10	5.54
ING Opportunistic LargeCap Fund

Class A	1,000.00	1,098.30	1.25	6.54	1,000.00	1,018.70	1.25	6.29
Class B	1,000.00	1,095.30	2.00	10.45	1,000.00	1,014.96	2.00	10.05
Class C	1,000.00	1,094.30	2.00	10.44	1,000.00	1,014.96	2.00	10.05
Class I	1,000.00	1,100.60	0.81	4.24	1,000.00	1,020.89	0.81	4.08
Class W	1,000.00	1,099.50	0.81	4.24	1,000.00	1,020.89	0.81	4.08
ING SmallCap Opportunities Fund

Class A	1,000.00	1,086.70	1.50	7.80	1,000.00	1,017.45	1.50	7.54
Class B	1,000.00	1,082.80	2.25	11.68	1,000.00	1,013.71	2.25	11.30
Class C	1,000.00	1,082.40	2.25	11.68	1,000.00	1,013.71	2.25	11.30
Class I	1,000.00	1,089.60	1.01	5.26	1,000.00	1,019.90	1.01	5.09
Class Q	1,000.00	1,087.80	1.26	6.56	1,000.00	1,018.65	1.26	6.34
Class W	1,000.00	1,090.80	1.01	5.26	1,000.00	1,019.90	1.01	5.09
ING SmallCap Value Multi-Manager Fund

Class A	1,000.00	1,086.60	1.50	7.80	1,000.00	1,017.45	1.50	7.54
Class B	1,000.00	1,081.00	2.25	11.67	1,000.00	1,013.71	2.25	11.30
Class C	1,000.00	1,082.50	2.25	11.68	1,000.00	1,013.71	2.25	11.30
Class I	1,000.00	1,089.60	1.02	5.31	1,000.00	1,019.85	1.02	5.14
Class W	1,000.00	1,075.30	1.02	5.28	1,000.00	1,019.85	1.02	5.14
ING Value Choice Fund

Class A	1,000.00	1,422.80	1.40	8.46	1,000.00	1,017.95	1.40	7.04
Class B	1,000.00	1,416.50	2.15	12.95	1,000.00	1,014.21	2.15	10.80
Class C	1,000.00	1,417.00	2.15	12.96	1,000.00	1,014.21	2.15	10.80
Class I	1,000.00	1,425.50	1.15	6.95	1,000.00	1,019.20	1.15	5.79
Class O	1,000.00	1,422.70	1.40	8.46	1,000.00	1,017.95	1.40	7.04
Class W	1,000.00	1,424.10	1.15	6.95	1,000.00	1,019.20	1.15	5.79

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Equity Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Real Estate Fund, ING Equity Dividend Fund, ING Growth Opportunities Fund (formerly, ING LargeCap Growth Fund), ING MidCap Opportunities Fund, ING Opportunistic LargeCap Fund, ING SmallCap Opportunities Fund, ING SmallCap Value Multi-Manager Fund, and ING Value Choice Fund, each a series of ING Equity Trust, as of May 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of ING Equity Trust as of May 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 29, 2009

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2009

	ING	ING	ING	ING
	Real	Equity	Growth	MidCap
	Estate	Dividend	Opportunities	Opportunities
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$392,942,299	$6,546,002	$76,839,485	$211,889,844
Short-term investments**	—	—	2,176,510	5,669,747
Short-term investments in affiliates***	—	63,000	217,000	3,186,000
Cash	6,083	906	272	668
Foreign currencies at value****	—	—	—	3,154
Receivables:
Investment securities sold	10,902,403	20,015	5,655,568	4,970,798
Fund shares sold	739,168	23,134	45,643	120,786
Dividends and interest	1,743,401	20,810	173,009	193,998
Prepaid expenses	23,621	14,701	14,531	4,719
Reimbursement due from manager	—	3,330	34,347	162,536

Total assets	406,356,975	6,691,898	85,156,365	226,202,250

LIABILITIES:
Payable for investment securities purchased	3,584,548	58,973	5,637,409	5,022,675
Payable for fund shares redeemed	442,846	1,000	138,475	154,057
Payable upon receipt of securities loaned	—	—	2,215,273	5,813,599
Payable to affiliates	292,209	10,674	78,817	230,122
Payable for trustee fees	5,971	106	4,400	18,403
Other accrued expenses and liabilities	210,699	8,596	153,677	453,256
Payable for borrowing against line of credit	3,890,000	—	—	—

Total liabilities	8,426,273	79,349	8,228,051	11,692,112

NET ASSETS	$397,930,702	$6,612,549	$76,928,314	$214,510,138

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$637,754,330	$8,055,166	$365,530,355	$344,882,095
Undistributed net investment income (accumulated net investment loss)	347,632	17,795	(1,543)	—
Accumulated net realized loss on investments and foreign currency related transactions	(256,674,608)	(1,571,597)	(296,031,097)	(151,784,323)
Net unrealized appreciation on investments and foreign currency related transactions	16,503,348	111,185	7,430,599	21,412,366

NET ASSETS	$397,930,702	$6,612,549	$76,928,314	$214,510,138

+ Including securities loaned at value	$—	$—	$2,166,436	$5,824,284
* Cost of investments in securities	$376,438,951	$6,434,817	$69,369,537	$190,333,817
** Cost of short-term investments	$—	$—	$2,215,273	$5,813,599
*** Cost of short-term investments in affiliates	$—	$63,000	$217,000	$3,186,000
**** Cost of foreign currencies	$—	$—	$—	$3,090

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2009 (continued)

	ING	ING	ING	ING
	Real	Equity	Growth	MidCap
	Estate	Dividend	Opportunities	Opportunities
	Fund	Fund	Fund	Fund

Class A:
Net assets	$57,140,526	$5,580,057	$35,675,887	$112,412,492
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	7,493,804	796,948	2,533,246	9,903,342
Net asset value and redemption price per share	$7.63	$7.00	$14.08	$11.35
Maximum offering price per share (5.75%)(1)	$8.10	$7.43	$14.94	$12.04
Class B:
Net assets	$1,373,516	$97,859	$14,383,187	$17,545,612
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	179,474	13,999	1,081,518	1,690,028
Net asset value and redemption price per share(2)	$7.65	$6.99	$13.30	$10.38
Maximum offering price per share	$7.65	$6.99	$13.30	$10.38
Class C:
Net assets	$3,955,399	$934,633	$15,256,573	$43,922,320
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	496,972	133,291	1,150,512	4,253,869
Net asset value and redemption price per share(2)	$7.96	$7.01	$13.26	$10.33
Maximum offering price per share	$7.96	$7.01	$13.26	$10.33
Class I:
Net assets	$316,925,269	n/a	$11,348,528	$8,474,888
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.01	n/a	$0.01	$0.01
Shares outstanding	39,001,591	n/a	765,693	709,953
Net asset value and redemption price per share	$8.13	n/a	$14.82	$11.94
Maximum offering price per share	$8.13	n/a	$14.82	$11.94
Class O:
Net assets	$17,709,372	n/a	n/a	$28,177,153
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$0.01	n/a	n/a	$0.01
Shares outstanding	2,325,928	n/a	n/a	2,488,151
Net asset value and redemption price per share	$7.61	n/a	n/a	$11.32
Maximum offering price per share	$7.61	n/a	n/a	$11.32
Class Q:
Net assets	$414	n/a	$264,139	$3,977,673
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.01	n/a	$0.01	$0.01
Shares outstanding	54	n/a	18,132	342,824
Net asset value and redemption price per share	$7.65	n/a	$14.57	$11.60
Maximum offering price per share	$7.65	n/a	$14.57	$11.60
Class W:
Net assets	$826,206	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$0.01	n/a	n/a	n/a
Shares outstanding	91,496	n/a	n/a	n/a
Net asset value and redemption price per share	$9.03	n/a	n/a	n/a
Maximum offering price per share	$9.03	n/a	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2009 (continued)

	ING	ING	ING	ING
	Opportunistic	SmallCap	SmallCap Value	Value
	LargeCap	Opportunities	Multi-Manager	Choice
	Fund	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$17,887,889	$97,008,190	$25,622,903	$315,859,697
Short-term investments**	—	9,987,357	1,680,057	17,837,744
Short-term investments in affiliates***	371,000	2,038,000	952,946	50,132,740
Cash	24	280	12,559	—
Receivables:
Investment securities sold	181,954	1,182,745	284,565	525,483
Fund shares sold	623	117,363	8,525	2,481,687
Dividends and interest	41,881	52,510	28,414	1,182,636
Prepaid expenses	13,428	23,229	20,836	37,960
Reimbursement due from manager	10,404	47,775	17,128	30,691

Total assets	18,507,203	110,457,449	28,627,933	388,088,638

LIABILITIES:
Payable for investment securities purchased	270,621	940,991	428,802	—
Payable for fund shares redeemed	12,607	2,379,251	39,549	654,946
Payable upon receipt of securities loaned	—	10,059,941	1,701,099	17,950,278
Payable to affiliates	17,281	118,112	31,654	302,066
Payable to custodian due to bank overdraft	—	—	—	5,478
Payable for trustee fees	2,314	5,636	1,862	3,211
Other accrued expenses and liabilities	50,302	162,968	85,966	329,831

Total liabilities	353,125	13,666,899	2,288,932	19,245,810

NET ASSETS	$18,154,078	$96,790,550	$26,339,001	$368,842,828

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$66,158,248	$355,648,358	$55,366,631	$458,150,828
Undistributed net investment income	—	—	22,398	2,062,103
Accumulated net realized loss on investments	(48,766,103)	(254,473,897)	(23,505,958)	(74,761,155)
Net unrealized appreciation or depreciation on investments	761,933	(4,383,911)	(5,544,070)	(16,608,948)

NET ASSETS	$18,154,078	$96,790,550	$26,339,001	$368,842,828

+ Including securities loaned at value	$—	$9,969,421	$1,684,174	$16,491,486
* Cost of investments in securities	$17,125,956	$101,319,517	$31,145,931	$332,356,111
** Cost of short-term investments	$—	$10,059,941	$1,701,099	$17,950,278
*** Cost of short-term investments in affiliates	$371,000	$2,038,000	$952,946	$50,132,740

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2009 (continued)

	ING	ING	ING	ING
	Opportunistic	SmallCap	SmallCap Value	Value
	LargeCap	Opportunities	Multi-Manager	Choice
	Fund	Fund	Fund	Fund

Class A:
Net assets	$13,154,171	$69,550,509	$20,312,745	$249,120,051
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	1,897,903	3,048,871	2,939,186	21,086,855
Net asset value and redemption price per share	$6.93	$22.81	$6.91	$11.81
Maximum offering price per share (5.75%)(1)	$7.35	$24.20	$7.33	$12.53
Class B:
Net assets	$1,978,962	$4,879,322	$1,226,073	$25,422,543
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	292,003	240,764	179,994	2,171,939
Net asset value and redemption price per share(2)	$6.78	$20.27	$6.81	$11.70
Maximum offering price per share	$6.78	$20.27	$6.81	$11.70
Class C:
Net assets	$1,079,399	$16,535,699	$3,204,029	$71,048,718
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	160,446	817,659	469,975	6,075,192
Net asset value and redemption price per share(2)	$6.73	$20.22	$6.82	$11.69
Maximum offering price per share	$6.73	$20.22	$6.82	$11.69
Class I:
Net assets	$1,940,922	$5,225,786	$1,569,921	$6,112,678
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	277,111	221,534	226,179	513,744
Net asset value and redemption price per share	$7.00	$23.59	$6.94	$11.90
Maximum offering price per share	$7.00	$23.59	$6.94	$11.90
Class O:
Net assets	n/a	n/a	n/a	$1,388,380
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.01
Shares outstanding	n/a	n/a	n/a	118,110
Net asset value and redemption price per share	n/a	n/a	n/a	$11.75
Maximum offering price per share	n/a	n/a	n/a	$11.75
Class Q:
Net assets	n/a	$69,483	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.01	n/a	n/a
Shares outstanding	n/a	3,000	n/a	n/a
Net asset value and redemption price per share	n/a	$23.16	n/a	n/a
Maximum offering price per share	n/a	$23.16	n/a	n/a
Class W:
Net assets	$624	$529,751	$26,233	$15,750,458
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01	$0.01
Shares outstanding	90	22,508	3,675	1,234,489
Net asset value and redemption price per share	$6.96	$23.54	$7.14	$12.76
Maximum offering price per share	$6.96	$23.54	$7.14	$12.76

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2009

	ING	ING	ING	ING
	Real	Equity	Growth	MidCap
	Estate	Dividend	Opportunities	Opportunities
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$18,001,064	$211,266	$1,149,625	$1,751,908
Interest	53,507	—	15,600	7,504
Securities lending income	—	—	46,571	115,695

Total investment income	18,054,571	211,266	1,211,796	1,875,107

EXPENSES:
Investment management fees	3,062,579	31,820	749,047	1,489,174
Distribution and service fees:
Class A	180,003	11,362	155,909	301,100
Class B	19,996	443	223,978	271,938
Class C	34,465	2,969	193,549	490,723
Class O	56,456	—	—	19,769
Class Q	1	—	1,241	10,304
Transfer agent fees:
Class A	136,249	4,771	134,467	342,889
Class B	3,786	48	64,557	90,183
Class C	6,513	312	58,316	163,026
Class I	31,324	—	12,434	5,823
Class O	42,732	—	—	26,213
Class Q	—	—	406	3,491
Class W	46	—	—	—
Administrative service fees	437,507	4,886	99,872	449,529
Shareholder reporting expense	119,514	1,744	86,897	46,372
Registration fees	96,364	41,584	59,876	77,684
Professional fees	147,085	11,806	46,737	77,217
Custody and accounting expense	65,340	5,156	31,613	34,196
Trustee fees	13,328	295	3,938	1,344
Offering expense	—	79,699	—	—
Miscellaneous expense	22,852	5,343	11,224	9,683
Interest expense	1,576	—	327	183

Total expenses	4,477,716	202,238	1,934,388	3,910,841
Net waived and reimbursed fees	(5,301)	(138,585)	(299,300)	(703,403)
Brokerage commission recapture	—	—	(2,408)	—

Net expenses	4,472,415	63,653	1,632,680	3,207,438

Net investment income (loss)	13,582,156	147,613	(420,884)	(1,332,331)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(250,244,973)	(1,502,129)	(38,849,166)	(76,160,924)
Foreign currency related transactions	—	80	713	(30,248)

Net realized loss on investments and foreign currency related transactions	(250,244,973)	(1,502,049)	(38,848,453)	(76,191,172)

Net change in unrealized appreciation or depreciation on:
Investments	(58,334,183)	241,457	(19,314,271)	(2,201,410)
Foreign currency related transactions	—	4	747	540

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(58,334,183)	241,461	(19,313,524)	(2,200,870)

Net realized and unrealized loss on investments and foreign currency related transactions	(308,579,156)	(1,260,588)	(58,161,977)	(78,392,042)

Decrease in net assets resulting from operations	$(294,997,000)	$(1,112,975)	$(58,582,861)	$(79,724,373)

* Foreign taxes withheld	$—	$1,072	$9,337	$—
(1) Dividends from affiliates	$95,997	$1,951	$16,435	$51,059

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended May 31, 2009

	ING	ING	ING	ING
	Opportunistic	SmallCap	SmallCap Value	Value
	LargeCap	Opportunities	Multi-Manager	Choice
	Fund	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$295,316	$828,918	$806,729	$4,442,967
Interest	751	4,832	2,455	2,806,121
Securities lending income	—	182,510	21,753	312,849

Total investment income	296,067	1,016,260	830,937	7,561,937

EXPENSES:
Investment management fees	174,563	1,019,713	353,971	2,678,535
Distribution and service fees:
Class A	45,851	235,842	66,079	496,346
Class B	28,213	72,584	15,745	251,110
Class C	13,532	195,685	50,083	630,873
Class O	—	—	—	948
Class Q	—	215	—	—
Transfer agent fees:
Class A	43,944	247,427	74,428	559,161
Class B	6,765	22,394	4,474	70,722
Class C	3,285	60,218	13,983	177,682
Class I	1,179	3,930	2,144	3,884
Class O	—	—	—	1,068
Class Q	—	60	—	—
Class W	—	98	9	6,584
Administrative service fees	24,938	261,371	37,341	297,612
Shareholder reporting expense	11,396	54,543	30,508	135,779
Registration fees	65,197	74,061	62,785	101,057
Professional fees	14,677	68,584	14,976	79,938
Custody and accounting expense	5,608	40,174	13,318	36,280
Trustee fees	653	2,451	2,441	8,288
Miscellaneous expense	10,444	12,782	8,801	23,526
Interest expense	12	167	—	1,730

Total expenses	450,257	2,372,299	751,086	5,561,123
Net waived and reimbursed fees	(117,647)	(502,232)	(163,453)	(758,123)
Brokerage commission recapture	—	—	(14,702)	(29,362)

Net expenses	332,610	1,870,067	572,931	4,773,638

Net investment income (loss)	(36,543)	(853,807)	258,006	2,788,299

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(12,195,242)	(37,977,175)	(21,321,721)	(54,671,475)
Net change in unrealized appreciation or depreciation on investments	(1,901,251)	(13,404,870)	(2,517,373)	(15,840,979)

Net realized and unrealized loss on investments	(14,096,493)	(51,382,045)	(23,839,094)	(70,512,454)

Decrease in net assets resulting from operations	$(14,133,036)	$(52,235,852)	$(23,581,088)	$(67,724,155)

* Foreign taxes withheld	$—	$2,358	$163	$118,676
(1) Dividends from affiliates	$1,477	$41,615	$5,043	$103,010

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Real Estate Fund		ING Equity Dividend Fund
	Year Ended	Year Ended	Year Ended	December 18, 2007(1)
	May 31,	May 31,	May 31,	to May 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$13,582,156	$4,392,165	$147,613	$54,987
Net realized gain (loss) on investments and foreign currency related transactions	(250,244,973)	6,746,579	(1,502,049)	(72,542)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(58,334,183)	(53,901,813)	241,461	(130,276)

Decrease in net assets resulting from operations	(294,997,000)	(42,763,069)	(1,112,975)	(147,831)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,829,910)	(1,268,188)	(137,419)	(37,961)
Class B	(30,459)	(8,375)	(1,001)	(6)
Class C	(76,685)	(6,460)	(9,275)	(4)
Class I	(10,659,997)	(2,148,620)	—	—
Class O	(555,114)	(422,975)	—	—
Class Q	(15)	(10)	—	—
Class W	(16,863)	(11)	—	—
Net realized gains:
Class A	—	(11,028,368)	—	—
Class B	—	(387,746)	—	—
Class C	—	(309,913)	—	—
Class I	—	(12,129,107)	—	—
Class O	—	(3,727,503)	—	—
Class Q	—	(89)	—	—
Class W	—	(4)	—	—
Return of capital:
Class A	(992,591)	(948,356)	—	—
Class B	(29,100)	(34,106)	—	—
Class C	(40,989)	(26,999)	—	—
Class I	(3,488,651)	(981,175)	—	—
Class O	(315,931)	(312,539)	—	—
Class Q	(7)	(7)	—	—
Class W	(4,193)	(3)	—	—

Total distributions	(18,040,505)	(33,740,554)	(147,695)	(37,971)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	420,998,209	272,890,077	3,122,961	5,052,071
Reinvestment of distributions	8,699,181	32,537,849	18,150	67

	429,697,390	305,427,926	3,141,111	5,052,138
Cost of shares redeemed	(203,742,681)	(141,827,194)	(134,228)	—

Net increase in net assets resulting from capital share transactions	225,954,709	163,600,732	3,006,883	5,052,138

Net increase (decrease) in net assets	(87,082,796)	87,097,109	1,746,213	4,866,336

NET ASSETS:
Beginning of period	485,013,498	397,916,389	4,866,336	—

End of period	$397,930,702	$485,013,498	$6,612,549	$4,866,336

Undistributed net investment income at end of period	$347,632	$392,320	$17,795	$19,947

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth Opportunities Fund		ING MidCap Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment loss	$(420,884)	$(291,895)	$(1,332,331)	$(2,924,365)
Net realized gain (loss) on investments and foreign currency related transactions	(38,848,453)	32,218,410	(76,191,172)	43,213,696
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(19,313,524)	(23,366,854)	(2,200,870)	(21,807,453)

Increase (decrease) in net assets resulting from operations	(58,582,861)	8,559,661	(79,724,373)	18,481,878

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	—	(965,207)	(15,982,698)
Class B	—	—	(240,600)	(10,457,006)
Class C	—	—	(508,748)	(11,129,601)
Class I	—	—	(64,970)	(557,928)
Class O	—	—	(1,916)	—
Class Q	—	—	(39,092)	(752,331)

Total distributions	—	—	(1,820,533)	(38,879,564)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,846,669	35,167,967	43,107,993	53,624,086
Payments by affiliates (Note 15)	—	—	39,534	—
Proceeds from shares issued in merger (Note 12)	—	—	49,015,412	—
Reinvestment of distributions	—	—	1,258,272	26,603,097

	12,846,669	35,167,967	93,421,211	80,227,183
Cost of shares redeemed	(39,742,491)	(134,185,317)	(69,452,409)	(81,547,350)

Net increase (decrease) in net assets resulting from capital share transactions	(26,895,822)	(99,017,350)	23,968,802	(1,320,167)

Net decrease in net assets	(85,478,683)	(90,457,689)	(57,576,104)	(21,717,853)

NET ASSETS:
Beginning of year	162,406,997	252,864,686	272,086,242	293,804,095

End of year	$76,928,314	$162,406,997	$214,510,138	$272,086,242

Accumulated net investment loss/distributions in excess of net investment income at end of year	$(1,543)	$(7,570)	$—	$(319)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Opportunistic		ING SmallCap
	LargeCap Fund		Opportunities Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment loss	$(36,543)	$(34,504)	$(853,807)	$(881,462)
Net realized gain (loss) on investments	(12,195,242)	(6,225,413)	(37,977,175)	12,616,451
Net change in unrealized appreciation or depreciation on investments	(1,901,251)	1,109,844	(13,404,870)	(14,643,535)

Decrease in net assets resulting from operations	(14,133,036)	(5,150,073)	(52,235,852)	(2,908,546)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(510,290)	—	—
Class B	—	(28,870)	—	—
Class C	—	(32,964)	—	—
Class I	—	(1,470)	—	—

Total distributions	—	(573,594)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,581,968	7,078,917	68,259,684	21,343,392
Proceeds from shares issued in merger (Note 12)	—	41,597,287	—	—
Reinvestment of distributions	—	205,420	—	—

	2,581,968	48,881,624	68,259,684	21,343,392
Cost of shares redeemed	(12,718,565)	(7,845,711)	(53,101,352)	(37,509,105)

Net increase (decrease) in net assets resulting from capital share transactions	(10,136,597)	41,035,913	15,158,332	(16,165,713)

Net increase (decrease) in net assets	(24,269,633)	35,312,246	(37,077,520)	(19,074,259)

NET ASSETS:
Beginning of year	42,423,711	7,111,465	133,868,070	152,942,329

End of year	$18,154,078	$42,423,711	$96,790,550	$133,868,070

Undistributed net investment income at end of year	$—	$—	$—	$5,294

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING SmallCap Value
	Multi-Manager Fund		ING Value Choice Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2009	2008	2009	2008

FROM OPERATIONS:
Net investment income	$258,006	$290,019	$2,788,299	$1,039,361
Net realized gain (loss) on investments	(21,321,721)	(2,169,621)	(54,671,475)	30,628,524
Net change in unrealized appreciation or depreciation on investments	(2,517,373)	(14,949,352)	(15,840,979)	(36,339,113)

Decrease in net assets resulting from operations	(23,581,088)	(16,828,954)	(67,724,155)	(4,671,228)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(239,646)	(179,240)	(1,965,477)	(696,287)
Class I	(41,149)	(62,883)	(52,639)	(2,280)
Class O	—	—	(2,855)	—
Class W	(376)	—	(66,364)	—
Net realized gains:
Class A	—	(2,122,299)	(4,573,572)	(12,593,571)
Class B	—	(132,128)	(597,971)	(2,360,990)
Class C	—	(550,241)	(1,505,087)	(4,955,456)
Class I	—	(431,540)	(63,246)	(28,303)
Class O	—	—	(1,617)	—
Class W	—	—	(117,401)	—

Total distributions	(281,171)	(3,478,331)	(8,946,229)	(20,636,887)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,263,934	23,026,801	213,703,475	136,131,952
Payments by affiliates (Note 15)	—	—	24,417	—
Proceeds from shares issued in merger (Note 12)	—	—	27,448,473	—
Reinvestment of distributions	177,350	2,407,556	6,782,862	17,131,248

	6,441,284	25,434,357	247,959,227	153,263,200
Cost of shares redeemed	(22,162,736)	(42,185,665)	(157,861,415)	(123,051,055)

Net increase (decrease) in net assets resulting from capital share transactions	(15,721,452)	(16,751,308)	90,097,812	30,212,145

Net increase (decrease) in net assets	(39,583,711)	(37,058,593)	13,427,428	4,904,030

NET ASSETS:
Beginning of year	65,922,712	102,981,305	355,415,400	350,511,370

End of year	$26,339,001	$65,922,712	$368,842,828	$355,415,400

Undistributed net investment income at end of year	$22,398	$58,566	$2,062,103	$719,711

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																		Supplemental
		operations				Less distributions							Ratios to average net assets							Data
	Net			Net							Net
	asset			realized	Total						asset		Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net					value,		before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total		end of	Total	reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	Payment by affiliate	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Real Estate Fund
Class A
05-31-09	14.89	0	.26•	(7.14)	(6.88)	0.24	—	0.14	0.38	—	7.63	(46.62)	1.35	1	.34†	1	.34†	2	.65†	57,141	105
05-31-08	19.27	0	.21•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.89	(11.59)	1.36	1.33		1.33		1.34		105,808	91
05-31-07	16.42	0	.14•	4.41	4.55	0.16	1.54	—	1.70	—	19.27	28.13	1.22	1.22		1.20		0.74		165,377	57
05-31-06	14.82	0	.20(a)	3.02	3.22	0.49	1.13	—	1.62	—	16.42	22.63	1.20	1.20		1.16		1	.36(a)	102,853	51
05-31-05	12.76	0	.47•	3.04	3.51	0.50	0.95	—	1.45	—	14.82	28.51	1.15	1.23		1.15		3.34		57,799	91
Class B
05-31-09	14.93	0	.17•	(7.16)	(6.99)	0.15	—	0.14	0.29	—	7.65	(47.07)	2.10	2	.09†	2	.09†	1	.75†	1,374	105
05-31-08	19.32	0	.09•	(2.63)	(2.54)	0.06	1.67	0.12	1.85	—	14.93	(12.35)	2.11	2.08		2.08		0.59		3,285	91
05-31-07	16.45	(0	.00)*	4.43	4.43	0.02	1.54	—	1.56	—	19.32	27.24	1.97	1.97		1.95		(0	.00)*	6,331	57
05-31-06	14.85	0	.08(a)	3.02	3.10	0.37	1.13	—	1.50	—	16.45	21.70	1.95	1.95		1.91		0	.61(a)	5,037	51
05-31-05	12.78	0	.37•	3.05	3.42	0.40	0.95	—	1.35	—	14.85	27.62	1.90	1.98		1.90		2.64		3,484	91
Class C
05-31-09	15.52	0	.21•	(7.46)	(7.25)	0.17	—	0.14	0.31	—	7.96	(47.02)	2.10	2	.09†	2	.09†	2	.32†	3,955	105
05-31-08	19.99	0	.10•	(2.73)	(2.63)	0.05	1.67	0.12	1.84	—	15.52	(12.37)	2.11	2.08		2.08		0.58		3,214	91
05-31-07	16.98	(0	.01)•	4.58	4.57	0.02	1.54	—	1.56	—	19.99	27.21	1.97	1.97		1.95		(0.02)		4,942	57
05-31-06	15.28	0	.11(a)	3.09	3.20	0.37	1.13	—	1.50	—	16.98	21.69	1.95	1.95		1.91		0	.61(a)	3,124	51
05-31-05	13.11	0	.38•	3.13	3.51	0.39	0.95	—	1.34	—	15.28	27.57	1.90	1.98		1.90		2.65		2,720	91
Class I
05-31-09	15.84	0	.32•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)	0.92	0	.91†	0	.91†	3	.25†	316,925	105
05-31-08	20.35	0	.25•	(2.73)	(2.48)	0.24	1.67	0.12	2.03	—	15.84	(11.35)	1.04	1.01		1.01		1.49		337,455	91
05-31-07	17.25	0	.21•	4.64	4.85	0.21	1.54	—	1.75	—	20.35	28.55	0.90	0.90		0.87		1.07		168,125	57
05-31-06	15.49	0	.28•(a)	3.14	3.42	0.53	1.13	—	1.66	—	17.25	22.98	0.92	0.92		0.88		1	.68(a)	144,907	51
05-31-05	13.28	0	.54•	3.15	3.69	0.53	0.95	—	1.48	—	15.49	28.82	0.90	0.98		0.90		3.70		146,499	91
Class O
05-31-09	14.86	0.25		(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)	1.35	1	.34†	1	.34†	2	.54†	17,709	105
05-31-08	19.24	0	.21•	(2.61)	(2.40)	0.19	1.67	0.12	1.98	—	14.86	(11.64)	1.35	1.32		1.32		1.36		35,182	91
05-31-07	16.40	0	.14•	4.41	4.55	0.17	1.54	—	1.71	—	19.24	28.15	1.22	1.22		1.20		0.73		53,140	57
05-31-06	14.81	0	.21(a)	3.00	3.21	0.49	1.13	—	1.62	—	16.40	22.60	1.16	1.16		1.13		1	.36(a)	28,720	51
09-15-04(4)–05-31-05	13.52	0.39		2.23	2.62	0.38	0.95	—	1.33	—	14.81	20.12	1.15	1.23		1.15		3.32		12,305	91
Class Q
05-31-09	14.92	0.26		(7.12)	(6.86)	0.27	—	0.14	0.41	—	7.65	(46.42)	1.17	1	.16†	1	.16†	2	.72†	0 **	105
05-31-08	19.28	0	.19•	(2.57)	(2.38)	0.19	1.67	0.12	1.98	—	14.92	(11.47)	1.35	1.32		1.32		1.22		1	91
12-20-06(4)–05-31-07	18.84	(0.08)		0.71	0.63	0.14	0.05	—	0.19	—	19.28	3.35	1.45	1.45		1.43		(1.35)		1	57
Class W
05-31-09	17.52	0	.38•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)	0.92	0	.91†	0	.91†	3	.97†	826	105
12-17-07(4)–05-31-08	15.96	0	.10•	1.74	1.84	0.17	0.06	0.05	0.28	—	17.52	11.65	1.04	1.01		1.01		1.34		69	91

ING Equity Dividend Fund
Class A
05-31-09	9.63	0.21		(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1	.25†	1	.25†	3	.08†	5,580	108
12-18-07(4)–05-31-08	10.00	0.11		(0.40)	(0.29)	0.08	—	—	0.08	—	9.63	(2.94)	3.52	1	.25†	1	.25†	2	.57†	4,848	32
Class B
05-31-09	9.61	0	.16•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2	.00†	2	.00†	2	.47†	98	108
02-20-08(4)–05-31-08	9.37	0.07		0.23	0.30	0.06	—	—	0.06	—	9.61	3.21	4.27	2	.00†	2	.00†	2	.17†	9	32
Class C
05-31-09	9.62	0	.14•	(2.57)	(2.43)	0.18	—	—	0.18	—	7.01	(25.33)	4.84	2	.00†	2	.00†	2	.20†	935	108
02-19-08(4)–05-31-08	9.30	0	.05•	0.33	0.38	0.06	—	—	0.06	—	9.62	4.09	4.27	2	.00†	2	.00†	1	.39†	9	32

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total			end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	Payment by affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Growth Opportunities Fund
Class A
05-31-09	22.32	(0.04)		(8.20)	(8.24)	—	—	—	—	—		14.08	(36.92)		1.74	1	.43†	1	.42†	(0	.20)†	35,676	166
05-31-08	21.63	0.03		0.66	0.69	—	—	—	—	—		22.32	3.19		1.56	1.45		1.45		0.14		70,047	100
05-31-07	18.64	(0	.11)•	3.10	2.99	—	—	—	—	—		21.63	16.04		1.48	1.45		1.44		(0.57)		73,556	84
05-31-06	17.88	(0	.10)•	0.86	0.76	—	—	—	—	—		18.64	4.25		1.43	1.45		1.44		(0.55)		95,300	99
05-31-05	18.11	(0.07)		0.37	0.30	0.38	—	0.15	0.53	—		17.88	1.65		1.40	1.45		1.43		(0.49)		111,208	81
Class B
05-31-09	21.22	(0	.14)•	(7.78)	(7.92)	—	—	—	—	—		13.30	(37.32)		2.37	2	.08†	2	.07†	(0	.91)†	14,383	166
05-31-08	20.70	(0	.11)•	0.63	0.52	—	—	—	—	—		21.22	2.51		2.21	2.10		2.10		(0.52)		41,957	100
05-31-07	17.95	(0	.23)•	2.98	2.75	—	—	—	—	—		20.70	15.32		2.13	2.10		2.09		(1.22)		64,120	84
05-31-06	17.33	(0	.22)•	0.84	0.62	—	—	—	—	—		17.95	3.58		2.08	2.10		2.09		(1.20)		83,019	99
05-31-05	17.57	(0.24)		0.41	0.17	0.26	—	0.15	0.41	—		17.33	0.97		2.05	2.10		2.08		(1.13)		106,162	81
Class C
05-31-09	21.15	(0.14)		(7.75)	(7.89)	—	—	—	—	—		13.26	(37.30)		2.39	2	.08†	2	.07†	(0	.85)†	15,257	166
05-31-08	20.63	(0.11)		0.63	0.52	—	—	—	—	—		21.15	2.52		2.21	2.10		2.10		(0.51)		30,435	100
05-31-07	17.90	(0	.22)•	2.95	2.73	—	—	—	—	—		20.63	15.25		2.13	2.10		2.09		(1.22)		34,843	84
05-31-06	17.27	(0	.22)•	0.85	0.63	—	—	—	—	—		17.90	3.65		2.08	2.10		2.09		(1.20)		43,089	99
05-31-05	17.52	(0.19)		0.36	0.17	0.27	—	0.15	0.42	—		17.27	0.92		2.05	2.10		2.08		(1.13)		52,355	81
Class I
05-31-09	23.38	0.05		(8.61)	(8.56)	—	—	—	—	—		14.82	(36.61)		1.19	0	.98†	0	.97†	0	.29†	11,349	166
05-31-08	22.56	0	.02•	0.80	0.82	—	—	—	—	—		23.38	3.63		1.10	0.99		0.99		0.07		19,048	100
05-31-07	19.35	(0.01)		3.22	3.21	—	—	—	—	—		22.56	16.59		1.01	0.98		0.96		(0.09)		79,265	84
05-31-06	18.47	(0	.01)•	0.89	0.88	—	—	—	—	—		19.35	4.76		0.97	0.98		0.98		(0.05)		66,319	99
05-31-05	18.69	0.02		0.37	0.39	0.46	—	0.15	0.61	—		18.47	2.07		0.94	0.99		0.97		(0.02)		38,841	81
Class Q
05-31-09	23.05	(0	.02)•	(8.46)	(8.48)	—	—	—	—	—		14.57	(36.79)		1.44	1	.23†	1	.22†	(0	.10)†	264	166
05-31-08	22.30	0.09		0.66	0.75	—	—	—	—	—		23.05	3.36		1.35	1.24		1.24		0.35		920	100
05-31-07	19.17	(0.07)		3.20	3.13	—	—	—	—	—		22.30	16.33		1.26	1.23		1.22		(0.34)		1,081	84
05-31-06	18.35	(0	.07)•	0.89	0.82	—	—	—	—	—		19.17	4.47		1.22	1.24		1.23		(0.36)		1,051	99
05-31-05	18.58	(0.06)		0.40	0.34	0.42	—	0.15	0.57	—		18.35	1.81		1.19	1.24		1.22		(0.27)		2,037	81

ING MidCap Opportunities Fund
Class A
05-31-09	16.65	(0	.05)•	(5.13)	(5.18)	—	0.12	—	0.12	0	.00*	11.35	(31	.05)(b)	1.73	1	.35†	1	.35†	(0	.41)†	112,412	201
05-31-08	17.88	(0	.11)•	1.38	1.27	—	2.50	—	2.50	—		16.65	7.41		1.75	1	.29†	1	.29†	(0	.66)†	133,765	187
05-31-07	15.18	(0.11)		2.90	2.79	—	0.09	—	0.09	—		17.88	18.49		1.84	1.25		1.25		(0.66)		117,178	167
05-31-06	13.01	(0	.13)•	2.30	2.17	—	—	—	—	—		15.18	16.68		1.82	1.39		1.39		(0.90)		122,820	103
05-31-05	12.06	(0.16)		1.10	0.94	—	—	—	—	0.01		13.01	7	.88(c)	1.71	1.64		1.64		(1.15)		118,668	50
Class B
05-31-09	15.36	(0	.14)•	(4.72)	(4.86)	—	0.12	—	0.12	0	.00*	10.38	(31	.58)(b)	2.43	2	.10†	2	.10†	(1	.23)†	17,546	201
05-31-08	16.79	(0	.23)•	1.30	1.07	—	2.50	—	2.50	—		15.36	6.64		2.45	2	.04†	2	.04†	(1	.44)†	53,959	187
05-31-07	14.37	(0	.21)•	2.72	2.51	—	0.09	—	0.09	—		16.79	17.58		2.54	2.00		2.00		(1.41)		86,240	167
05-31-06	12.41	(0	.23)•	2.19	1.96	—	—	—	—	—		14.37	15.79		2.52	2.15		2.15		(1.66)		107,722	103
05-31-05	11.59	(0.27)		1.08	0.81	—	—	—	—	0.01		12.41	7	.08(c)	2.41	2.37		2.37		(1.87)		139,100	50

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																				Supplemental
		operations				Less distributions									Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment	From net	From return of	Total			end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income	realized gains	capital	distributions	Payment by affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING MidCap Opportunities Fund (continued)
Class C
05-31-09	15.27	(0.14)		(4.68)	(4.82)	—	0.12	—	0.12	0	.00*	10.33	(31	.50)(b)	2.43	2	.10†	2	.10†	(1	.19)†	43,922	201
05-31-08	16.71	(0.23)		1.29	1.06	—	2.50	—	2.50	—		15.27	6.62		2.45	2	.04†	2	.04†	(1	.42)†	72,012	187
05-31-07	14.30	(0	.20)•	2.70	2.50	—	0.09	—	0.09	—		16.71	17.60		2.54	2.00		2.00		(1.41)		80,703	167
05-31-06	12.35	(0	.23)•	2.18	1.95	—	—	—	—	—		14.30	15.79		2.52	2.15		2.15		(1.66)		90,156	103
05-31-05	11.53	(0.26)		1.07	0.81	—	—	—	—	0.01		12.35	7	.11(c)	2.41	2.37		2.37		(1.88)		101,261	50
Class I
05-31-09	17.42	0	.02•	(5.38)	(5.36)	—	0.12	—	0.12	0	.00*	11.94	(30	.71)(b)	1.18	0	.85†	0	.85†	0	.13†	8,475	201
05-31-08	18.51	(0.03)		1.44	1.41	—	2.50	—	2.50	—		17.42	7.94		1.26	0	.85†	0	.85†	(0	.21)†	6,608	187
05-31-07	15.64	(0.03)		2.99	2.96	—	0.09	—	0.09	—		18.51	19.03		1.33	0.79		0.79		(0.20)		4,253	167
05-31-06	13.35	(0.07)		2.36	2.29	—	—	—	—	—		15.64	17.15		1.34	0.97		0.97		(0.48)		3,376	103
05-31-05	12.33	(0.09)		1.10	1.01	—	—	—	—	0.01		13.35	8	.27(c)	1.27	1.22		1.22		(0.72)		3,000	50
Class O
06-04-08(4)–05-31-09	16.47	0	.00*	(5.03)	(5.03)	—	0.12	—	0.12	0	.00*	11.32	(30	.48)(b)	1.68	1	.35†	1	.35†	0	.03†	28,177	201
Class Q
05-31-09	16.97	(0.02)		(5.23)	(5.25)	—	0.12	—	0.12	0	.00*	11.60	(30	.88)(b)	1.43	1	.10†	1	.10†	(0	.18)†	3,978	201
05-31-08	18.14	(0.08)		1.41	1.33	—	2.50	—	2.50	—		16.97	7.65		1.51	1	.10†	1	.10†	(0	.48)†	5,743	187
05-31-07	15.36	(0.07)		2.94	2.87	—	0.09	—	0.09	—		18.14	18.79		1.58	1.04		1.04		(0.45)		5,429	167
05-31-06	13.15	(0.11)		2.32	2.21	—	—	—	—	—		15.36	16.81		1.60	1.22		1.22		(0.73)		4,805	103
05-31-05	12.17	(0.13)		1.10	0.97	—	—	—	—	0.01		13.15	8	.05(c)	1.52	1.47		1.47		(0.98)		4,753	50

ING Opportunistic LargeCap Fund
Class A
05-31-09	10.49	(0.01)		(3.55)	(3.56)	—	—	—	—	—		6.93	(33.94)		1.72	1	.25†	1	.25†	(0	.06)†	13,154	245
05-31-08	12.16	(0	.00)*	(0.99)	(0.99)	—	0.68	—	0.68	—		10.49	(8.65)		1.86	1.25		1.25		(0.02)		31,179	367
05-31-07	10.02	(0	.01)•	2.22	2.21	0.07	—	—	0.07	—		12.16	22.11		3.97	1.25		1.25		(0.08)		6,716	240
12-28-05(4)–05-31-06	10.00	0.06		(0.04)	0.02	—	—	—	—	—		10.02	0.20		3.74	1.25		1.25		1.32		5,021	51
Class B
05-31-09	10.33	(0.08)		(3.47)	(3.55)	—	—	—	—	—		6.78	(34.37)		2.47	2	.00†	2	.00†	(0	.82)†	1,979	245
05-31-08	12.09	(0	.09)•	(0.99)	(1.08)	—	0.68	—	0.68	—		10.33	(9.47)		2.61	2.00		2.00		(0.88)		5,037	367
05-31-07	10.01	(0	.08)•	2.21	2.13	0.05	—	—	0.05	—		12.09	21.35		4.72	2.00		2.00		(0.70)		257	240
04-05-06(4)–05-31-06	10.65	(0.01)		(0.63)	(0.64)	—	—	—	—	—		10.01	(6.10)		4.49	2.00		2.00		(0.81)		35	51
Class C
05-31-09	10.26	(0.07)		(3.46)	(3.53)	—	—	—	—	—		6.73	(34.41)		2.47	2	.00†	2	.00†	(0	.81)†	1,079	245
05-31-08	12.00	(0	.08)•	(0.98)	(1.06)	—	0.68	—	0.68	—		10.26	(9.37)		2.61	2.00		2.00		(0.74)		2,192	367
05-31-07	10.01	(0	.08)•	2.16	2.08	0.09	—	—	0.09	—		12.00	20.89		4.72	2.00		2.00		(0.75)		112	240
04-27-06(4)–05-31-06	10.48	(0.01)		(0.46)	(0.47)	—	—	—	—	—		10.01	(4.58)		4.54	2.00		2.00		(0.74)		10	51
Class I
05-31-09	10.55	0.03		(3.58)	(3.55)	—	—	—	—	—		7.00	(33.65)		1.28	0	.81†	0	.81†	0	.38†	1,941	245
05-31-08	12.20	0.01		(0.98)	(0.97)	—	0.68	—	0.68	—		10.55	(8.45)		1.53	0.92		0.92		0.16		4,014	367
12-20-06(4)–05-31-07	10.99	0	.02•	1.19	1.21	—	—	—	—	—		12.20	11.01		3.72	1.00		1.00		0.43		26	240
Class W
05-31-09	10.52	0.03		(3.59)	(3.56)	—	—	—	—	—		6.96	(33.84)		1.28	0	.81†	0	.81†	0	.42†	1	245
12-17-07(4)–05-31-08	11.32	0	.00*	(0.80)	(0.80)	—	—	—	—	—		10.52	(7.07)		1.53	0.92		0.92		0.06		1	367

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																			Supplemental
		operations				Less distributions								Ratios to average net assets							Data
	Net			Net								Net
	asset			realized	Total							asset		Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and	from	From net						value,		before	fee waivers		all		Net investment		end
	beginning	investment		unrealized	investment	investment		From net	From return of	Total		end of	Total	reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)	operations	income		realized gains	capital	distributions	Payment by affiliate	year or period	Return(1)	additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING SmallCap Opportunities Fund
Class A
05-31-09	34.07	(0.16)		(11.10)	(11.26)	—		—	—	—	—	22.81	(33.05)	1.96	1	.50†	1	.50†	(0	.60)†	69,551	178
05-31-08	34.67	(0.13)		(0.47)	(0.60)	—		—	—	—	—	34.07	(1.73)	1.83	1	.50†	1	.50†	(0	.40)†	84,888	112
05-31-07	29.23	(0	.26)•	5.70	5.44	—		—	—	—	—	34.67	18.61	1.83	1.50		1.50		(0.86)		88,436	78
05-31-06	24.37	(0	.31)•	5.17	4.86	—		—	—	—	—	29.23	19.94	1.85	1.50		1.50		(1.13)		89,328	87
05-31-05	22.53	(0	.31)•	2.15	1.84	—		—	—	—	—	24.37	8.17	1.74	1.63		1.63		(1.36)		93,821	62
Class B
05-31-09	30.50	(0	.31)•	(9.92)	(10.23)	—		—	—	—	—	20.27	(33.54)	2.66	2	.25†	2	.25†	(1	.38)†	4,879	178
05-31-08	31.27	(0	.33)•	(0.44)	(0.77)	—		—	—	—	—	30.50	(2.46)	2.53	2	.25†	2	.25†	(1	.10)†	12,750	112
05-31-07	26.57	(0	.44)•	5.14	4.70	—		—	—	—	—	31.27	17.69	2.53	2.25		2.25		(1.61)		25,219	78
05-31-06	22.32	(0	.47)•	4.72	4.25	—		—	—	—	—	26.57	19.04	2.55	2.25		2.25		(1.88)		30,678	87
05-31-05	20.78	(0	.44)•	1.98	1.54	—		—	—	—	—	22.32	7.41	2.44	2.35		2.35		(2.10)		43,929	62
Class C
05-31-09	30.43	(0.33)		(9.88)	(10.21)	—		—	—	—	—	20.22	(33.55)	2.66	2	.25†	2	.25†	(1	.35)†	16,536	178
05-31-08	31.21	(0.37)		(0.41)	(0.78)	—		—	—	—	—	30.43	(2.50)	2.53	2	.25†	2	.25†	(1	.14)†	28,896	112
05-31-07	26.51	(0	.44)•	5.14	4.70	—		—	—	—	—	31.21	17.73	2.53	2.25		2.25		(1.61)		34,951	78
05-31-06	22.27	(0	.47)•	4.71	4.24	—		—	—	—	—	26.51	19.04	2.55	2.25		2.25		(1.88)		39,174	87
05-31-05	20.73	(0	.44)•	1.98	1.54	—		—	—	—	—	22.27	7.43	2.44	2.35		2.35		(2.09)		43,603	62
Class I
05-31-09	35.05	(0.03)		(11.43)	(11.46)	—		—	—	—	—	23.59	(32.70)	1.42	1	.01†	1	.01†	(0	.10)†	5,226	178
05-31-08	35.51	0	.00*	(0.46)	(0.46)	—		—	—	—	—	35.05	(1.30)	1.34	1	.06†	1	.06†	0	.00*,†	7,198	112
05-31-07	29.82	(0	.13)•	5.82	5.69	—		—	—	—	—	35.51	19.08	1.34	1.06		1.06		(0.42)		4,186	78
05-31-06	24.73	(0	.18)•	5.27	5.09	—		—	—	—	—	29.82	20.58	1.34	1.04		1.04		(0.65)		2,727	87
05-31-05	22.76	(0.21)		2.18	1.97	—		—	—	—	—	24.73	8.66	1.28	1.17		1.17		(0.91)		13,359	62
Class Q
05-31-09	34.51	(0.11)		(11.24)	(11.35)	—		—	—	—	—	23.16	(32.89)	1.67	1	.26†	1	.26†	(0	.38)†	69	178
05-31-08	35.05	(0.07)		(0.47)	(0.54)	—		—	—	—	—	34.51	(1.54)	1.59	1	.31†	1	.31†	(0	.21)†	135	112
05-31-07	29.50	(0	.21)•	5.76	5.55	—		—	—	—	—	35.05	18.81	1.59	1.31		1.31		(0.67)		150	78
05-31-06	24.54	(0	.26)•	5.22	4.96	—		—	—	—	—	29.50	20.21	1.59	1.30		1.30		(0.93)		186	87
05-31-05	22.64	(0	.27)•	2.17	1.90	—		—	—	—	—	24.54	8.39	1.56	1.45		1.45		(1.19)		243	62
Class W
05-31-09	34.99	0	.05•	(11.50)	(11.45)	—		—	—	—	—	23.54	(32.72)	1.42	1	.01†	1	.01†	0	.24†	530	178
12-17-07(4)–05-31-08	33.51	(0.06)		1.54	1.48	—		—	—	—	—	34.99	4.42	1.31	1	.03†	1	.03†	(0	.42)†	1	112

ING SmallCap Value Multi-Manager Fund
Class A
05-31-09	11.52	0.06		(4.60)	(4.54)	0.07		—	—	0.07	—	6.91	(39.35)	1.93	1	.50†	1	.46†	0	.77†	20,313	64
05-31-08	14.36	0.06		(2.35)	(2.29)	0.05		0.50	—	0.55	—	11.52	(16.05)	1.93	1.50		1.49		0.47		43,371	67
05-31-07	12.48	0	.05*	2.15	2.20	0.02		0.30	—	0.32	—	14.36	17.82	1.65	1.50		1.47		0.42		72,290	28
05-31-06	9.57	(0	.00)•,*	3.04	3.04	0.05		0.08	—	0.13	—	12.48	31.90	2.14	1.54		1.50		(0.01)		21,127	36
02-01-05(4)–05-31-05	10.00	(0	.00)*	(0.43)	(0.43)	—		—	—	—	—	9.57	(4.30)	4.73	1.50		1.50		(0.18)		3,976	14
Class B
05-31-09	11.32	0	.00*	(4.51)	(4.51)	—		—	—	—	—	6.81	(39.84)	2.68	2	.25†	2	.21†	0	.02†	1,226	64
05-31-08	14.18	(0.04)		(2.32)	(2.36)	—		0.50	—	0.50	—	11.32	(16.70)	2.68	2.25		2.24		(0.28)		2,643	67
05-31-07	12.41	(0	.08)•	2.15	2.07	—		0.30	—	0.30	—	14.18	16.86	2.40	2.25		2.22		(0.69)		4,497	28
05-31-06	9.55	(0.08)		3.02	2.94	0	.00*	0.08	—	0.08	—	12.41	30.91	2.87	2.29		2.25		(0.75)		2,187	36
02-01-05(4)–05-31-05	10.00	(0.01)		(0.44)	(0.45)	—		—	—	—	—	9.55	(4.50)	5.48	2.25		2.25		(0.93)		591	14

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income
		(loss)
		from
		investment																						Supplemental
		operations						Less distributions									Ratios to average net assets							Data
	Net			Net										Net
	asset			realized		Total								asset			Expenses	Expenses, net of		Expenses, net of				Net assets,
	value,	Net		and		from		From net						value,			before	fee waivers		all		Net investment		end
	beginning	investment		unrealized		investment		investment	From net	From return of	Total			end of	Total		reductions/	and/or recoupments,		reductions/		income		of year or	Portfolio
	of year or period	income (loss)		gain (loss)		operations		income	realized gains	capital	distributions	Payment by affiliate		year or period	Return(1)		additions(2)	if any(2)(3)		additions(2)(3)		(loss)(2)(3)		period	Turnover
Year or period ended	($)	($)		($)		($)		($)	($)	($)	($)	($)		($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING SmallCap Value Multi-Manager Fund (continued)
Class C
05-31-09	11.33	0	.00•,*	(4.51)		(4.51)		—	—	—	—	—		6.82	(39.81)		2.68	2	.25†	2	.21†	0	.01†	3,204	64
05-31-08	14.19	(0.04)		(2.32)		(2.36)		—	0.50	—	0.50	—		11.33	(16.69)		2.68	2.25		2.24		(0.28)		9,044	67
05-31-07	12.42	(0	.06)•	2.13		2.07		—	0.30	—	0.30	—		14.19	16.85		2.40	2.25		2.22		(0.58)		16,264	28
05-31-06	9.56	(0.08)		3.03		2.95		0.01	0.08	—	0.09	—		12.42	30.97		2.87	2.29		2.25		(0.75)		6,803	36
02-02-05(4)–05-31-05	10.05	(0.01)		(0.48)		(0.49)		—	—	—	—	—		9.56	(4.88)		5.48	2.25		2.25		(0.91)		1,517	14
Class I
05-31-09	11.56	0	.11•	(4.62)		(4.51)		0.11	—	—	0.11	—		6.94	(38.92)		1.45	1	.02†	0	.98†	1	.24†	1,570	64
05-31-08	14.39	0	.10•	(2.35)		(2.25)		0.08	0.50	—	0.58	—		11.56	(15.72)		1.58	1.15		1.14		0.81		10,864	67
05-31-07	12.50	0.05		2.17		2.22		0.03	0.30	—	0.33	—		14.39	18.00		1.34	1.19		1.16		0.40		9,930	28
06-09-05(4)–05-31-06	9.80	0	.05•	2.80		2.85		0.07	0.08	—	0.15	—		12.50	29.26		1.75	1.15		1.11		0.42		3,333	36
Class W
05-31-09	12.09	(0	.05)•	(4.78)		(4.83)		0.12	—	—	0.12	—		7.14	(39.87)		1.45	1	.02†	0	.98†	(0	.73)†	26	64
12-17-07(4)–05-31-08	12.11	0.05		(0.07)		(0.02)		—	—	—	—	—		12.09	(0.17)		1.53	1.10		1.09		0.96		1	67

ING Value Choice Fund
Class A
05-31-09	14.78	0.12		(2.72)		(2.60)		0.11	0.26	—	0.37	0	.00*	11.81	(17	.53)(b)	1.66	1	.40†	1	.39†	1	.15†	249,120	71
05-31-08	16.01	0.08		(0.30)		(0.22)		0.05	0.96	—	1.01	—		14.78	(1.32)		1.65	1.44		1.43		0.59		233,062	74
05-31-07	13.43	0	.13•	3.13		3.26		0.09	0.59	—	0.68	—		16.01	24.60		1.59	1.50		1.49		0.90		216,598	35
05-31-06	9.97	0	.10•	3.51		3.61		0.04	0.11	—	0.15	—		13.43	36.48		1.86	1.51		1.50		0.84		39,931	27
02-01-05(4)–05-31-05	10.00	0	.00*	(0.03)		(0.03)		—	—	—	—	—		9.97	(0.30)		4.95	1.50		1.50		0.23		3,598	10
Class B
05-31-09	14.60	0	.04•	(2.68)		(2.64)		—	0.26	—	0.26	0	.00*	11.70	(18	.14)(b)	2.41	2	.15†	2	.14†	0	.38†	25,423	71
05-31-08	15.89	(0.03)		(0.30)		(0.33)		—	0.96	—	0.96	—		14.60	(2.06)		2.40	2.19		2.18		(0.19)		35,145	74
05-31-07	13.35	0	.03•	3.10		3.13		—	0.59	—	0.59	—		15.89	23.69		2.34	2.25		2.24		0.18		45,163	35
05-31-06	9.95	0	.00•,*	3.52		3.52		0.01	0.11	—	0.12	—		13.35	35.54		2.61	2.26		2.25		0.05		6,538	27
02-01-05(4)–05-31-05	10.00	(0.01)		(0.04)		(0.05)		—	—	—	—	—		9.95	(0.50)		5.70	2.25		2.25		(0.48)		1,107	10
Class C
05-31-09	14.59	0.04		(2.68)		(2.64)		—	0.26	—	0.26	0	.00*	11.69	(18	.15)(b)	2.41	2	.15†	2	.14†	0	.40†	71,049	71
05-31-08	15.88	(0.03)		(0.30)		(0.33)		—	0.96	—	0.96	—		14.59	(2.06)		2.40	2.19		2.18		(0.18)		80,729	74
05-31-07	13.34	0	.02•	3.11		3.13		—	0.59	—	0.59	—		15.88	23.71		2.34	2.25		2.24		0.15		87,992	35
05-31-06	9.94	0	.01•	3.51		3.52		0.01	0.11	—	0.12	—		13.34	35.62		2.61	2.26		2.25		0.05		21,549	27
02-07-05(4)–05-31-05	9.94	(0	.00)•,*	0	.00*	0	.00*	—	—	—	—	—		9.94	0	.00*	5.70	2.25		2.25		(0.42)		2,012	10
Class I
05-31-09	14.91	0.16		(2.75)		(2.59)		0.16	0.26	—	0.42	0	.00*	11.90	(17	.28)(b)	1.23	1	.15†	1	.14†	1	.54†	6,113	71
05-31-08	16.12	0	.18•	(0.35)		(0.17)		0.08	0.96	—	1.04	—		14.91	(1.03)		1.28	1.07		1.06		1.18		3,824	74
05-31-07	13.43	0	.30•	3.02		3.32		0.04	0.59	—	0.63	—		16.12	24.99		1.27	1.18		1.17		2.00		758	35
09-15-05(4)–05-31-06	11.18	0	.14•	2.28		2.42		0.06	0.11	—	0.17	—		13.43	21.87		2.11	1.63		1.61		1.58		6	27
Class O
06-04-08(4)–05-31-09	14.63	0	.14•	(2.61)		(2.47)		0.15	0.26	—	0.41	0	.00*	11.75	(16	.78)(b)	1.66	1	.40†	1	.39†	1	.49†	1,388	71
Class W
05-31-09	15.94	0	.18•	(2.94)		(2.76)		0.16	0.26	—	0.42	0	.00*	12.76	(17	.25)(b)	1.23	1	.15†	1	.14†	1	.58†	15,750	71
12-17-07(4)–05-31-08	15.70	0.07		0.17		0.24		—	—	—	—	—		15.94	1.53		1.28	1.07		1.06		1.32		2,655	74

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

*	Amount is more than $(0.005) or (0.005)% or less than $0.005 or 0.005%.

**	Amount is less than $500.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

(a)	Effective June 1, 2005, ING Real Estate Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended May 31, 2006 was to decrease the net investment income per share by $0.25, $0.25, $0.26, $0.26, and $0.25, increase net realized and unrealized gain on investments per share by $0.25, $0.25, $0.26, $0.26, and $0.25, and decrease the ratio of net investment income to average net assets from 2.91% to 1.36%, 2.16% to 0.61%, 2.16% to 0.61%, 3.23% to 1.68%, and 2.91% to 1.36%, for Class A, Class B, Class C, Class I, and Class O, respectively.

(b)	There was no impact on total return by the affiliate payment.

(c)	In 2005, the Sub-Adviser fully reimbursed ING MidCap Opportunities Fund for a loss on an investment transaction, which otherwise would have had a 0.08% impact on the Fund’s total return. Excluding the reimbursement, total return would have been 7.80%, 7.00%, 7.03%, 8.19%, and 7.97% for Class A, Class B, Class C, Class I, and Class Q, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are a series of ING Equity Trust (“IET” or the “Trust”), which is organized as an open-end investment management company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

IET is a Massachusetts business trust organized on June 12, 1998 with thirteen separate active series. Eight of which are discussed in this report: ING Real Estate Fund (“Real Estate”), ING Equity Dividend Fund (“Equity Dividend”), ING Growth Opportunities Fund (“Growth Opportunities”), formerly ING LargeCap Growth Fund, ING MidCap Opportunities Fund (“MidCap Opportunities”), ING Opportunistic LargeCap Fund (“Opportunistic LargeCap”), ING SmallCap Opportunities Fund (“SmallCap Opportunities”), ING SmallCap Value Multi-Manager Fund (“SmallCap Value Multi-Manager”) and ING Value Choice Fund (“Value Choice”), (each, the “Fund” and collectively, the “Funds”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees (if any), shareholder servicing fees (if any) and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the a value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Funds is assigned a level at

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolio of Investments. For the year ended May 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.

Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Foreign Currency Transactions and Futures Contracts. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends, if any, as follows:

Annually	Quarterly

Growth Opportunities	Real Estate
MidCap Opportunities	Equity Dividend
Opportunistic LargeCap
SmallCap Opportunities
SmallCap Value Multi-Manager
Value Choice

Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

I.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

J.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the illiquid and restricted securities are valued based upon their fair value determined under procedures approved by the Board.

K.	Indemnifications. In the normal course of business, IET may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2009, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Non U.S. Government
	Purchases	Sales

Real Estate	$701,467,515	$457,322,310
Equity Dividend	8,292,932	5,209,422
Growth Opportunities	167,201,192	193,687,271
MidCap Opportunities	424,541,186	400,842,632
Opportunistic LargeCap	62,529,478	72,656,322
SmallCap Opportunities	218,218,473	200,043,571
SmallCap Value Multi-Manager	24,118,300	39,169,757
Value Choice	272,574,642	202,131,165

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into investment management agreements (“Management Agreements”) with ING Investments, LLC (“ING Investments” or the “Investment Adviser”). The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a Percent of
Average Daily Net Assets

Real Estate	0.70%

Equity Dividend	0.65%

Growth Opportunities	0.75% on first $500 million; 0.675% on next $500 million; and 0.65% in excess of $1 billion

MidCap Opportunities	0.75%

Opportunistic LargeCap	0.70% on first $500 million; 0.65% on next $500 million; and 0.60% in excess of $1 billion

SmallCap Opportunities	0.90% on first $250 million; 0.80% on next $250 million; and 0.75% in excess of $500 million

SmallCap Value Multi-Manager	1.00% of the Fund’s average daily net assets managed by NWQ and Kayne; and 0.75% of the Fund’s average daily net assets managed by ING IM.

Value Choice	0.90%

ING Investment Management Co. (“ING IM”), a registered investment adviser, serves as Sub-Adviser to, Equity Dividend, Growth Opportunities, MidCap Opportunities, Opportunistic LargeCap, and SmallCap Opportunities pursuant to sub-advisory agreements between the Investment Adviser and ING IM.

ING Clarion Real Estate Securities L.P. (“ING CRES”), a registered investment adviser, is the Sub-Adviser to Real Estate pursuant to a sub-advisory agreement between the Investment Adviser and ING CRES.

NWQ Investment Management Company, LLC (“NWQ”), a registered investment adviser, serves as one of the Sub-Advisers to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and NWQ. Effective March 29, 2007, Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) serves as the second Sub-Adviser to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and Kayne. Effective March 29, 2007, ING IM

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

served as the third Sub-Adviser to SmallCap Value Multi-Manager pursuant to an interim sub-advisory agreement between the Investment Adviser and ING IM. Effective August 7, 2007, ING IM serves as the third Sub-Adviser to SmallCap Value Multi-Manager pursuant to a sub-advisory agreement between the Investment Adviser and ING IM.

Tradewinds Global Investors, LLC (“Tradewinds”), a registered investment adviser, serves as Sub-Adviser to Value Choice pursuant to a sub-advisory agreement between the Investment Adviser and Tradewinds.

ING Funds Services, LLC (the “Administrator” or “IFS”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

MidCap Opportunities and SmallCap Opportunities also pay IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the year ended May 31, 2009, MidCap Opportunities and SmallCap Opportunities paid $250,975 and $148,070, respectively, in shareholder servicing fees.

The Investment Adviser, ING IM, ING CRES, IFS and the ING Funds Distributor, LLC (“IFD” or the Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2009, the following Funds waived such management fees which are not subject to recoupment:

Fund	Amount

Real Estate	$5,301
Equity Dividend	115
Growth Opportunities	712
MidCap Opportunities	2,419
Opportunistic LargeCap	87
SmallCap Opportunities	2,019
SmallCap Value Multi-Manager	300
Value Choice	10,909

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

			Classes B
	Class A		and C	Class O	Class Q

Real Estate	0.25%		1.00%	0.25%	0.25%
Equity Dividend	0.25%		1.00%	n/a	n/a
Growth Opportunities(1)	0.35%		1.00%	n/a	0.25%
MidCap Opportunities	0.25	%(2)	1.00%	0.25%	0.25%
Opportunistic LargeCap	0.25%		1.00%	n/a	n/a
SmallCap Opportunities	0.25	%(2)	1.00%	n/a	0.25%
SmallCap Value Multi-Manager	0.25%		1.00%	n/a	n/a
Value Choice(3)	0.25%		1.00%	0.25%	n/a

(1)	Effective January 26, 2009, ING Funds Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees payable to it for Class A, Class B, Class C and Class Q shares of Growth Opportunities through October 1, 2010.

(2)	Effective April 1, 2009, fees charged under the Rule 12b-1 Plans have been lowered. Prior to this date, the rate for each Fund was 0.30% and ING Funds Distributor, LLC contractually agreed to waive 0.05% of the distribution fees for each Fund.

(3)	ING Funds Distributor, LLC has contractually agreed to waive up to 0.25% of the distribution and/or service fees for Class A, Class B, Class C and Class O shares of Value Choice through October 1, 2011, except for Class O shares which is through October 1, 2010.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Presently, the Funds’ class-specific expenses include certain transfer agent fees and distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B and Class C shares. For the year ended May 31, 2009, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C
Initial Sales Charges:	Shares	Shares	Shares

Real Estate	$10,073	N/A	N/A
Equity Dividend	10,082	N/A	N/A
Growth Opportunities	6,014	N/A	N/A
MidCap Opportunities	12,803	N/A	N/A
Opportunistic LargeCap	3,727	N/A	N/A
SmallCap Opportunities	4,865	N/A	N/A
SmallCap Value Multi-Manager	1,933	N/A	N/A
Value Choice	66,139	N/A	N/A

Contingent Deferred	Class A	Class B	Class C
Sales Charges:	Shares	Shares	Shares

Real Estate	$492	N/A	$1,768
Equity Dividend	—	N/A	10
Growth Opportunities	237	N/A	1,417
MidCap Opportunities	43	N/A	2,615
Opportunistic LargeCap	781	N/A	64
SmallCap Opportunities	5	N/A	448
SmallCap Value Multi-Manager	381	N/A	788
Value Choice	1,649	N/A	15,556

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Investment Adviser may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2009, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Fund	Fees	Fees	Fees	Total

Real Estate	$238,625	$34,114	$19,470	$292,209
Equity Dividend	8,173	541	1,960	10,674
Growth Opportunities	72,391	6,426	—	78,817
MidCap Opportunities	132,053	17,640	80,429	230,122
Opportunistic LargeCap	10,513	1,505	5,263	17,281
SmallCap Opportunities	76,231	8,485	33,396	118,112
SmallCap Value Multi-Manager	21,274	2,261	8,119	31,654
Value Choice	272,589	29,477	—	302,066

At May 31, 2009, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

Subsidiary	Fund	Percentage

ING Life Insurance and Annuity Company	Real Estate	11.60%
	Equity Dividend	53.10%
	Small Cap Value Multi-Manager	15.40%
ING National Trust	Real Estate	7.00%
	Growth Opportunities	9.20%
	Opportunistic LargeCap	17.60%
Reliance Trust Company	Growth Opportunities	6.50%
	SmallCap Opportunities	5.20%
	Small Cap Value Multi-Manager	13.90%

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

For the following Funds, the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class	Class	Class	Class	Class	Class	Class
	A	B	C	I	O	Q	W

Real Estate	1.45%	2.20%	2.20%	1.00%	1.45%	1.45%	1.20%
Equity Dividend	1.25%	2.00%	2.00%	n/a	n/a	n/a	n/a
Growth Opportunities(1)	1.35%	2.00%	2.00%	1.00%	n/a	1.25%	n/a
MidCap Opportunities(2)	1.75%	2.45%	2.45%	1.45%	1.70% (3)	1.60%	n/a
Opportunistic LargeCap	1.25%	2.00%	2.00%	1.00%	n/a	n/a	1.00%
SmallCap Value Multi-Manager	1.50%	2.25%	2.25%	1.25%	n/a	n/a	1.25%
Value Choice	1.40%	2.15%	2.15%	1.15%	1.40%	n/a	1.15%

(1)	Prior to January 26, 2009, the expense limits for Growth Opportunities were 1.45%, 2.10%, 2.10%, 1.10%, and 1.35% for Classes A, B, C, I, and Q, respectively.
(2)	Effective January 1, 2008, pursuant to a side agreement, ING Investments has lowered the expense limits for MidCap Opportunities through at least October 1, 2009. Effective December 17, 2007, pursuant to a side agreement, ING Investments has implemented expense limits for SmallCap Opportunities through at least October 1, 2009. The expense limits for these Funds are as follows:

	Class A	Class B	Class C	Class I	Class Q	Class W

MidCap Opportunities	1.35%	2.10%	2.10%	1.10%	1.35%	n/a
SmallCap Opportunities	1.50%	2.25%	2.25%	1.25%	1.50%	1.25%

If, after October 1, 2009, ING Investments elects not to renew the side agreement, the expense limits for MidCap Opportunities will revert to the limits listed in the table above. For SmallCap Opportunities, the Fund will no longer have an expense limitation. There is no guarantee that these side agreements will continue after that date. The side agreements will only renew if ING Investments elects to renew them. Any fees waived pursuant to the side agreements shall not be eligible for recoupment.

(3)	Effective May 30, 2008, pursuant to a side agreement, ING Investments has lowered the expense limit for Class O Shares of MidCap Opportunities to 1.35% through October 1, 2009. There is no guarantee that this side agreement will continue after that date. This side letter will only renew if ING Investments elects to renew it.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

The Investment Adviser may at a later date recoup from a Fund management fees waived and certain other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Some of the fees waived are not eligible for recoupment. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

At May 31, 2009, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2010	2011	2012	Total

Real Estate	$—	$116,257	$—	$116,257
Equity Dividend	—	48,535	138,470	187,005
Growth Opportunities	80,629	216,988	209,301	506,918
Opportunistic LargeCap	152,890	156,230	117,560	426,680
SmallCap Value Multi-Manager	96,620	341,375	163,153	601,148
Value Choice	136,048	378,069	234,877	748,994

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Funds. The Funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended May 31, 2009:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	For Days
Fund	Utilized	Utilized	Utilized

Real Estate(1)	19	$4,204,211	0.72%
Growth Opportunities	16	$1,049,375	0.71%
MidCap Opportunities	2	$1,145,000	2.91%
Opportunistic LargeCap	1	$700,000	0.62%
SmallCap Opportunities	3	$2,166,667	0.94%
Value Choice	20	$2,391,500	1.32%

(1)	At May 31, 2009, Real Estate had an outstanding balance of $3,890,000.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

		Proceeds			Net			Proceeds
		from			increase			from
		shares	Reinvestment		(decrease)			shares	Reinvestment
		issued in	of	Shares	in shares		Payments	issued in	of	Shares	Net increase
	Shares sold	merger	distributions	redeemed	outstanding	Shares sold	by affiliate	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Real Estate
Class A
05-31-09	3,128,767	—	284,932	(3,028,207)	385,492	30,877,139	—	—	2,640,336	(25,995,978)	7,521,497
05-31-08	1,324,058	—	925,624	(3,722,659)	(1,472,977)	19,932,978	—	—	13,096,597	(59,779,140)	(26,749,565)
Class B
05-31-09	43,049	—	5,619	(89,247)	(40,579)	487,120	—	—	51,934	(873,519)	(334,465)
05-31-08	23,527	—	27,477	(158,719)	(107,715)	356,943	—	—	386,259	(2,516,175)	(1,772,973)
Class C
05-31-09	509,569	—	8,729	(228,390)	289,908	4,859,122	—	—	78,201	(1,888,170)	3,049,153
05-31-08	54,963	—	20,178	(115,332)	(40,191)	869,764	—	—	293,679	(1,913,675)	(750,232)
Class I
05-31-09	36,744,820	—	561,360	(19,611,292)	17,694,888	378,154,131	—	—	5,468,101	(168,373,040)	215,249,192
05-31-08	15,380,319	—	963,629	(3,299,165)	13,044,783	241,311,987	—	—	14,491,855	(55,810,630)	199,993,212
Class O
05-31-09	560,345	—	34,751	(636,311)	(41,215)	5,284,378	—	—	441,091	(6,338,285)	(612,816)
05-31-08	660,305	—	302,259	(1,356,876)	(394,312)	10,348,167	—	—	4,269,459	(21,807,574)	(7,189,948)
Class Q
05-31-09	—	—	—	(1)	(1)	—	—	—	—	(5)	(5)
05-31-08	—	—	—	—	—	—	—	—	—	—	—
Class W
05-31-09	118,652	—	2,065	(33,186)	87,531	1,336,319	—	—	19,518	(273,684)	1,082,153
12-17-07(1)-05-31-08	3,965	—	—	—	3,965	70,238	—	—	—	—	70,238

Equity Dividend
Class A
05-31-09	304,171	—	2,318	(13,205)	293,284	2,105,925	—	—	15,460	(88,876)	2,032,509
12-18-07(1)-05-31-08	503,657	—	7	—	503,664	5,034,221	—	—	61	—	5,034,282
Class B
05-31-09	13,729	—	149	(830)	13,048	95,600	—	—	1,001	(5,846)	90,755
02-20-08(1)-05-31-08	950	—	1	—	951	9,074	—	—	6	—	9,080
Class C
05-31-09	137,717	—	256	(5,609)	132,364	921,436	—	—	1,689	(39,506)	883,619
02-19-08(1)-05-31-08	927	—	—	—	927	8,776	—	—	—	—	8,776

Growth Opportunities
Class A
05-31-09	489,323	—	—	(1,095,041)	(605,718)	7,840,379	—	—	—	(16,464,110)	(8,623,731)
05-31-08	826,568	—	—	(1,088,982)	(262,414)	18,074,563	—	—	—	(23,415,848)	(5,341,285)
Class B
05-31-09	53,833	—	—	(949,942)	(896,109)	813,646	—	—	—	(14,154,282)	(13,340,636)
05-31-08	146,055	—	—	(1,266,621)	(1,120,566)	3,071,720	—	—	—	(26,211,332)	(23,139,612)
Class C
05-31-09	82,246	—	—	(370,696)	(288,450)	1,138,161	—	—	—	(5,034,766)	(3,896,605)
05-31-08	137,773	—	—	(387,603)	(249,830)	2,887,537	—	—	—	(8,000,822)	(5,113,285)
Class I
05-31-09	205,671	—	—	(254,556)	(48,885)	3,053,595	—	—	—	(3,772,435)	(718,840)
05-31-08	493,737	—	—	(3,192,463)	(2,698,726)	11,100,383	—	—	—	(76,333,654)	(65,233,271)
Class Q
05-31-09	50	—	—	(21,840)	(21,790)	888	—	—	—	(316,898)	(316,010)
05-31-08	1,507	—	—	(10,066)	(8,559)	33,764	—	—	—	(223,661)	(189,897)

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 9 — CAPITAL SHARES (continued)

		Proceeds			Net			Proceeds
		from			increase			from
		shares	Reinvestment		(decrease)			shares	Reinvestment
		issued in	of	Shares	in shares		Payments	issued in	of	Shares	Net increase
	Shares sold	merger	distributions	redeemed	outstanding	Shares sold	by affiliate	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

MidCap Opportunities
Class A
05-31-09	2,818,879	1,577,015	68,892	(2,595,485)	1,869,301	34,487,652	21,233	16,173,283	700,917	(30,710,868)	20,672,217
05-31-08	2,410,277	—	707,955	(1,638,051)	1,480,181	39,933,251	—	—	11,509,446	(27,763,598)	23,679,099
Class B
05-31-09	151,433	237,360	21,680	(2,233,259)	(1,822,786)	1,670,843	5,374	2,232,181	202,707	(25,693,578)	(21,582,473)
05-31-08	237,278	—	552,640	(2,412,088)	(1,622,170)	3,742,888	—	—	8,322,752	(37,877,571)	(25,811,931)
Class C
05-31-09	177,189	188,148	27,043	(852,973)	(460,593)	1,868,518	10,509	1,743,123	251,495	(8,845,696)	(4,972,051)
05-31-08	436,698	—	366,133	(917,602)	(114,771)	6,677,014	—	—	5,481,005	(14,414,596)	(2,256,577)
Class I
05-31-09	291,755	245,180	6,078	(212,462)	330,551	3,816,393	1,499	2,644,967	64,970	(2,324,747)	4,203,082
05-31-08	190,845	—	32,858	(74,019)	149,684	3,159,262	—	—	557,923	(1,308,683)	2,408,502
Class O
06-04-08(1)-05-31-09	114,400	2,554,172	—	(180,421)	2,488,151	1,196,338	32	26,221,858	—	(1,809,652)	25,608,576
Class Q
05-31-09	6,581	—	3,671	(5,807)	4,445	68,249	887	—	38,183	(67,868)	39,451
05-31-08	5,828	—	44,201	(10,911)	39,118	111,671	—	—	731,971	(182,902)	660,740

Opportunistic LargeCap
Class A
05-31-09	260,513	—	—	(1,335,837)	(1,075,324)	1,970,767	—	—	—	(9,382,842)	(7,412,075)
05-31-08	484,421	2,453,102	13,187	(529,652)	2,421,058	5,489,189	—	28,653,272	151,360	(5,653,655)	28,640,166
Class B
05-31-09	18,828	—	—	(214,372)	(195,544)	125,559	—	—	—	(1,608,972)	(1,483,413)
05-31-08	38,308	522,532	2,287	(96,840)	466,287	434,033	—	6,036,114	26,112	(994,628)	5,501,631
Class C
05-31-09	21,148	—	—	(74,355)	(53,207)	143,117	—	—	—	(534,680)	(391,563)
05-31-08	88,203	172,834	2,395	(59,140)	204,292	983,122	—	1,981,825	27,141	(604,763)	2,387,325
Class I
05-31-09	52,021	—	—	(155,493)	(103,472)	342,525	—	—	—	(1,192,071)	(849,546)
05-31-08	15,951	419,968	65	(57,562)	378,422	171,558	—	4,926,076	807	(592,665)	4,505,776
Class W
05-31-09	—	—	—	—	—	—	—	—	—	—	—
12-17-07(1)-05-31-08	90	—	—	—	90	1,015	—	—	—	—	1,015

SmallCap Opportunities
Class A
05-31-09	2,431,381	—	—	(1,874,012)	557,369	64,525,849	—	—	—	(43,515,819)	21,010,030
05-31-08	519,714	—	—	(579,329)	(59,615)	16,687,051	—	—	—	(19,152,998)	(2,465,947)
Class B
05-31-09	24,727	—	—	(202,017)	(177,290)	527,491	—	—	—	(4,578,163)	(4,050,672)
05-31-08	20,142	—	—	(408,452)	(388,310)	606,668	—	—	—	(12,024,385)	(11,417,717)
Class C
05-31-09	32,238	—	—	(164,090)	(131,852)	740,654	—	—	—	(3,499,426)	(2,758,772)
05-31-08	15,127	—	—	(185,640)	(170,513)	458,090	—	—	—	(5,471,650)	(5,013,560)
Class I
05-31-09	82,459	—	—	(66,264)	16,195	1,949,424	—	—	—	(1,463,223)	486,201
05-31-08	112,639	—	—	(25,182)	87,457	3,590,543	—	—	—	(848,138)	2,742,405
Class Q
05-31-09	—	—	—	(916)	(916)	—	—	—	—	(23,368)	(23,368)
05-31-08	—	—	—	(365)	(365)	—	—	—	—	(11,934)	(11,934)
Class W
05-31-09	23,433	—	—	(956)	22,477	516,266	—	—	—	(21,353)	494,913
12-17-07(1)-05-31-08	31	—	—	—	31	1,040	—	—	—	—	1,040

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 9 — CAPITAL SHARES (continued)

		Proceeds			Net			Proceeds
		from			increase			from
		shares	Reinvestment		(decrease)			shares	Reinvestment
		issued in	of	Shares	in shares		Payments	issued in	of	Shares	Net increase
	Shares sold	merger	distributions	redeemed	outstanding	Shares sold	by affiliate	merger	distributions	redeemed	(decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)	($)

SmallCap Value Multi-Manager
Class A
05-31-09	755,458	—	24,640	(1,606,821)	(826,723)	5,592,885	—	—	162,621	(12,617,545)	(6,862,039)
05-31-08	1,135,287	—	129,813	(2,533,526)	(1,268,426)	14,114,221	—	—	1,526,603	(30,707,238)	(15,066,414)
Class B
05-31-09	11,528	—	—	(65,091)	(53,563)	81,427	—	—	—	(515,211)	(433,784)
05-31-08	38,364	—	9,604	(131,610)	(83,642)	474,146	—	—	111,309	(1,580,551)	(995,096)
Class C
05-31-09	64,624	—	—	(392,786)	(328,162)	467,785	—	—	—	(2,999,375)	(2,531,590)
05-31-08	179,958	—	30,257	(558,033)	(347,818)	2,302,952	—	—	351,289	(6,497,270)	(3,843,029)
Class I
05-31-09	13,033	—	2,171	(728,480)	(713,276)	91,860	—	—	14,353	(6,029,972)	(5,923,759)
05-31-08	502,119	—	35,514	(288,083)	249,550	6,134,465	—	—	418,355	(3,400,606)	3,152,214
Class W
05-31-09	3,619	—	55	(83)	3,591	29,977	—	—	376	(633)	29,720
12-17-07(1)-05-31-08	84	—	—	—	84	1,017	—	—	—	—	1,017

Value Choice
Class A
05-31-09	14,834,819	1,210,099	409,933	(11,139,668)	5,315,183	157,058,048	15,723	14,696,189	4,823,126	(110,507,928)	66,085,158
05-31-08	7,071,032	—	770,682	(5,601,008)	2,240,706	105,939,612	—	—	11,343,644	(85,076,808)	32,206,448
Class B
05-31-09	334,030	321,004	39,035	(929,028)	(234,959)	3,981,608	2,245	3,863,855	471,544	(9,793,576)	(1,474,324)
05-31-08	284,568	—	133,503	(853,078)	(435,007)	4,183,110	—	—	1,947,802	(12,932,960)	(6,802,048)
Class C
05-31-09	2,119,044	738,400	99,993	(2,416,572)	540,865	23,452,851	5,665	8,879,085	1,205,919	(23,935,365)	9,608,155
05-31-08	1,315,720	—	261,267	(1,585,079)	(8,092)	19,589,928	—	—	3,809,273	(24,159,007)	(759,806)
Class I
05-31-09	833,915	763	10,264	(587,618)	257,324	9,544,886	246	9,344	115,766	(7,393,961)	2,276,281
05-31-08	239,167	—	2,057	(31,821)	209,403	3,421,125	—	—	30,529	(493,950)	2,957,704
Class O
06-04-08(1)-05-31-09	143,921	—	—	(25,811)	118,110	1,396,271	24	—	—	(251,124)	1,145,171
Class W
05-31-09	1,606,306	—	13,032	(551,410)	1,067,928	18,269,811	514	—	166,507	(5,979,461)	12,457,371
12-17-07(1)-05-31-08	191,425	—	—	(24,864)	166,561	2,998,177	—	—	—	(388,330)	2,609,847

(1)	Commencement of operations.

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. The Funds may invest up to 15% of their net assets in illiquid securities.

		Principal	Initial			Percent
		Amount/	Acquisition			of Net
Fund	Security	Shares	Date	Cost	Value	Assets

Value Choice	LTX Credence, 3.500%, due 05/15/11	3,701,250	05/31/09	$555,188	$555,188	0.2%
	Qimonda Finance, LLC, 6.750%, due 03/22/13	1,700,000	04/14/08	1,584,420	44,625	0.0
	Washington Mutual, Inc.	139,179	10/06/08	18,152	13,918	0.0

				$2,157,760	$613,731	0.2%

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 11 — SECURITIES LENDING (continued)

traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of May 31, 2009, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The Funds agreed to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Funds’ continued lending of securities. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2009, the following Funds had securities on loan with the following market values:

	Value of	Cash
	Securities	Collateral
	Loaned	Received*

Growth Opportunities	$2,166,436	$2,215,273
MidCap Opportunities	5,824,284	5,813,599
SmallCap Opportunities	9,969,421	10,059,941
SmallCap Value Multi-Manager	1,684,174	1,701,099
Value Choice	16,491,486	17,950,278

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 12 — REORGANIZATIONS

On February 7, 2009, MidCap Opportunities (“Acquiring Fund”) acquired the assets and certain liabilities of ING Global Science and Technology Fund, also listed below (“Acquired Fund”) in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired Fund
				Acquired	Unrealized
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Capital Loss	Appreciation	Conversion
Fund	Fund	Acquired Fund (000s)	Acquiring Fund (000s)	Carryforwards (000s)	(000s)	Ratio

MidCap Opportunities	ING Global Science and Technology Fund	$49,015	$154,274	$(30,103)	$2,324	0.33

The net assets of MidCap Opportunities after the acquisition were $203,289,179.

On November 9, 2008, Value Choice (“Acquiring Fund”) acquired the assets and certain liabilities of ING LargeCap Value Fund, also listed below (“Acquired Fund”) in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquired Fund
				Acquired	Unrealized
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Capital Loss	Appreciation	Conversion
Fund	Fund	Acquired Fund (000s)	Acquiring Fund (000s)	Carryforwards (000s)	(000s)	Ratio

Value Choice	ING LargeCap Value Fund	$27,448	$327,333	$(33,592)	$1,665	0.47

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 12 — REORGANIZATIONS (continued)

The net assets of Value Choice after the acquisition were $354,781,228.

On December 9, 2007, Opportunistic LargeCap (“Acquiring Fund”) acquired the assets and certain liabilities of ING Growth Fund (“Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Fund’s shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 9 — Capital Shares. Net assets and unrealized appreciation as of the reorganization date is as follows:

				Acquired	Acquired Fund
Acquiring	Acquired	Total Net Assets of	Total Net Assets of	Capital Loss	Unrealized	Conversion
Fund	Fund	Acquired Fund (000s)	Acquiring Fund (000s)	Carryforwards (000s)	Appreciation (000s)	Ratio

Opportunistic LargeCap	ING Growth Fund	$41,597	$10,033	$(103,618)	$955	1.38

The net assets of Opportunistic LargeCap after the acquisition were $51,630,014.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2009:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

Real Estate(1)	$—	$(457,801)	$457,801
Equity Dividend	—	(2,070)	2,070
Growth Opportunities	(45,692,858)	426,911	45,265,947
MidCap Opportunities	(24,240,633)	1,302,163	22,938,470
Opportunistic LargeCap	(10,346,894)	36,543	10,310,351
SmallCap Opportunities	(905,384)	848,513	56,871
SmallCap Value Multi-Manager	—	(13,003)	13,003
Value Choice	(23,995,111)	641,428	23,353,683

(1)	As of the Fund’s tax year ended December 31, 2008.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2009			Year Ended May 31, 2008
	Ordinary	Long-Term	Return	Ordinary	Long-Term	Return
	Income	Capital Gains	of Capital	Income	Capital Gains	of Capital

Real Estate(1)	$10,046,596	$—	$4,871,462	$3,979,201	$27,582,730	$2,303,185
Equity Dividend	147,695	—	—	37,971	—	—
MidCap Opportunities	—	1,820,533	—	7,085,091	31,794,473	—
Opportunistic LargeCap	—	—	—	292,973	280,621	—
SmallCap Value Multi-Manager	281,171	—	—	1,637,019	1,841,312	—
Value Choice	4,074,037	4,674,773	—	4,868,057	15,768,830	—

(1)	Amounts and composition of dividends and distributions presented herein are based on the Fund’s tax year-ends of December 31, 2008 and 2007.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2009 were:

			Post-October	Post-October
	Undistributed	Unrealized	Currency	Capital
	Ordinary	Appreciation/	Losses	Losses	Capital Loss	Expiration
	Income	(Depreciation)	Deferred	Deferred	Carryforwards	Dates

Real Estate(1)	$—	$(162,545,387)	$—	$(25,953,443)	$(5,631,494)	2016
Equity Dividend	17,795	(42,981)	—	(782,911)	(71,618)	2016
					(562,902)	2017

					$(634,520)

Growth Opportunities	—	4,699,126	(1,543)	(30,412,665)	(137,806,249)	2010
					(117,098,211)	2011
					(1,005,295)	2013
					(6,977,204)	2017

					$(262,886,959)

MidCap Opportunities	—	17,946,334	—	(2,905,146)	(45,790,638)	2010
				(2,696,455)	(9,824,346)	2011
				(903,833)	—	2012
				(12,578,444)	—	2016
				—	(21,819,540)	2017
				(51,799,889)	—	2018

				$(70,883,767)*	$(77,434,524)*

Opportunistic LargeCap	—	429,730	—	(7,898,773)	(30,311,320)	2010
					(10,223,807)	2017

					$(40,535,127)

SmallCap Opportunities	—	(11,956,785)	—	(27,834,892)	(48,878,313)	2010
					(167,319,500)	2011
					(2,868,318)	2017

					$(219,066,131)*

SmallCap Value Multi-Manager	16,582	(5,958,324)	—	(15,477,585)	(796,234)	2016
					(6,812,069)	2017

					$(7,608,303)

Value Choice	2,062,103	(20,775,294)	—	—	(3,832,801)	2014
				—	(5,627,636)	2015
				(9,794,706)	—	2016
				—	(13,869,709)	2017
				(37,469,957)	—	2018

				$(47,264,663)*	$(23,330,146)*

(1)	As of the Fund’s tax year ended December 31, 2008.

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

As of May 31, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — CONCENTRATION OF RISKS

Concentration (Real Estate). The Fund concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Non-Diversified Investment Company (Real Estate and Opportunistic LargeCap). The Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities (Equity Dividend, Growth Opportunities, MidCap Opportunities, Opportunistic LargeCap, SmallCap Value Multi-Manager and Value Choice). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (Equity Dividend and Value Choice). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

NOTE 15 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds. The net aggregate settlement amounts received by the Funds on December 17, 2008 are as follows:

MidCap Opportunities	$39,534
Value Choice	$24,417

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 16 — SUBSEQUENT EVENTS

Effective January 27, 2010, the expense limits for Growth Opportunities will change to 1.40%, 2.05%, 2.05%, 1.05%, and 1.30% for Classes A, B, C, I, and Q, respectively.

Dividends: Subsequent to May 31, 2009, the following Funds declared dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date

Real Estate
Class A	NII	$0.1052	July 2, 2009	June 30, 2009
Class B	NII	0.0911	July 2, 2009	June 30, 2009
Class C	NII	0.0905	July 2, 2009	June 30, 2009
Class I	NII	0.1126	July 2, 2009	June 30, 2009
Class O	NII	0.1052	July 2, 2009	June 30, 2009
Class Q	NII	0.1129	July 2, 2009	June 30, 2009
Class W	NII	0.1129	July 2, 2009	June 30, 2009
Equity Dividend
Class A	NII	$0.0408	July 2, 2009	June 30, 2009
Class B	NII	0.0309	July 2, 2009	June 30, 2009
Class C	NII	0.0296	July 2, 2009	June 30, 2009
Class I	NII	0.0474	July 2, 2009	June 30, 2009
Class W	NII	0.0474	July 2, 2009	June 30, 2009

NII — Net investment income

PORTFOLIO OF INVESTMENTS
ING Real Estate Fund
as of May 31, 2009

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 98.7%

	Apartments: 16.7%
632,500	Apartment Investment & Management Co.		$5,977,125
284,769	AvalonBay Communities, Inc.		17,507,598
272,800	BRE Properties, Inc.		6,814,544
253,300	Camden Property Trust		7,604,066
514,000	Equity Residential		12,510,760
127,810	Essex Property Trust, Inc.		8,702,583
670,104	UDR, Inc.		7,371,144

			66,487,820

	Diversified: 12.4%
301,700	Digital Realty Trust, Inc.		10,791,809
497,200	Duke Realty Corp.		4,728,372
460,700	Liberty Property Trust		10,725,096
492,954	Vornado Realty Trust		23,001,234

			49,246,511

	Health Care: 15.2%
783,200	HCP, Inc.		18,193,736
190,200	Health Care Real Estate Investment Trust, Inc.		6,514,350
486,300	Nationwide Health Properties, Inc.		12,920,991
428,300	Omega Healthcare Investors, Inc.		6,839,951
532,825	Ventas, Inc.		16,176,567

			60,645,595

	Hotels: 5.0%
226,500	Hospitality Properties Trust		3,164,205
1,668,248	Host Hotels & Resorts, Inc.		15,648,166
66,340	LaSalle Hotel Properties		907,531

			19,719,902

	Manufactured Homes: 1.5%
154,600	Equity Lifestyle Properties, Inc.		6,066,504

			6,066,504

	Office Property: 11.4%
226,970	Alexandria Real Estate Equities, Inc.		8,148,223
310,300	Boston Properties, Inc.		14,993,696
328,600	Brandywine Realty Trust		2,448,070
151,650	Corporate Office Properties Trust SBI MD		4,500,972
359,600	Highwoods Properties, Inc.		8,134,152
320,900	SL Green Realty Corp.		7,348,610

			45,573,723

	Regional Malls: 14.1%
396,600	Macerich Co.		6,694,608
829,089	Simon Property Group, Inc.		44,331,389
208,100	Taubman Centers, Inc.		5,148,394

			56,174,391

	Shopping Centers: 10.2%
260,592	Acadia Realty Trust		3,497,145
262,400	Federal Realty Investment Trust		13,815,360
165,923	Kimco Realty Corp.		1,939,640
301,200	Regency Centers Corp.		10,731,756
147,500	Tanger Factory Outlet Centers, Inc.		4,773,100
364,300	Weingarten Realty Investors		5,785,084

			40,542,085

	Storage: 6.3%
454,800	Extra Space Storage, Inc.		3,415,548
323,902	Public Storage, Inc.		21,575,112

			24,990,660

	Warehouse/Industrial: 5.9%
620,025	AMB Property Corp.		11,067,446
1,463,800	Prologis		12,427,662

			23,495,108

	Total Investments in Securities
	(Cost $376,438,951)*	98.7%	$392,942,299
	Other Assets and Liabilities - Net	1.3	4,988,403

	Net Assets	100.0%	$397,930,702

*	Cost for federal income tax purposes is $541,762,917.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$30,589,972
Gross Unrealized Depreciation	(179,410,590)

Net Unrealized Depreciation	$(148,820,618)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices	Significant Other	Significant
	in Active Markets	Observable	Unobservable
	for Identical Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)

Real Estate Investment Trusts	$392,942,299	$—	$—

Total	$392,942,299	$—	$—

Other Financial Instruments**	—	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of May 31, 2009

Shares			Value

COMMON STOCK: 96.6%

		Aerospace/Defense: 1.5%
1,800		General Dynamics Corp.	$102,420

			102,420

		Agriculture: 4.9%
6,500		Altria Group, Inc.	111,085
3,600		Archer-Daniels-Midland Co.	99,072
2,651		Philip Morris International, Inc.	113,039

			323,196

		Banks: 13.8%
1,600		Bank of Hawaii Corp.	59,888
3,000		BB&T Corp.	67,260
6,600		JPMorgan Chase & Co.	243,540
4,500		Morgan Stanley	136,440
1,500		PNC Financial Services Group, Inc.	68,325
1,700	@@	Toronto Dominion Bank	86,577
1,500		US Bancorp.	28,800
7,100		Wells Fargo & Co.	181,050
3,100		Zions Bancorp.	42,408

			914,288

		Chemicals: 2.1%
3,100		EI Du Pont de Nemours & Co.	88,257
1,200		PPG Industries, Inc.	53,364

			141,621

		Coal: 0.9%
3,100		Arch Coal, Inc.	57,443

			57,443

		Diversified Financial Services: 2.9%
3,700	@	AllianceBernstein Holding LP	70,596
2,800		Ameriprise Financial, Inc.	84,560
1,332		NYSE Euronext	39,960

			195,116

		Electric: 5.7%
900		Entergy Corp.	67,158
2,400		Exelon Corp.	115,224
4,100		Hawaiian Electric Industries	70,725
3,300		NSTAR	99,231
1,200		Unitil Corp.	24,096

			376,434

		Electronics: 1.9%
3,600	@@	Garmin Ltd.	75,168
3,000		PerkinElmer, Inc.	48,810

			123,978

		Food: 3.0%
3,100		Safeway, Inc.	62,806
3,500		Supervalu, Inc.	58,100
3,200		Sysco Corp.	76,672

			197,578

		Gas: 0.9%
1,600		Energen Corp.	59,552

			59,552

		Healthcare — Products: 2.1%
1,400		Johnson & Johnson	77,224
1,800		Medtronic, Inc.	61,830

			139,054

		Household Products/Wares: 1.0%
2,300		Avery Dennison Corp.	63,388

			63,388

		Insurance: 4.4%
3,200	@@	Axis Capital Holdings Ltd.	76,416
2,000		Hartford Financial Services Group, Inc.	28,680
2,800		Travelers Cos., Inc.	113,848
2,800	@@	Willis Group Holdings Ltd.	74,564

			293,508

		Iron/Steel: 1.3%
1,900		Nucor Corp.	83,429

			83,429

		Media: 1.2%
10,800		CBS Corp. — Class B	79,704

			79,704

		Metal Fabricate/Hardware: 1.0%
4,100		Timken Co.	69,331

			69,331

		Miscellaneous Manufacturing: 3.6%
13,700		General Electric Co.	184,676
1,300		Parker Hannifin Corp.	54,938

			239,614

		Office/Business Equipment: 1.0%
2,900		Pitney Bowes, Inc.	66,352

			66,352

		Oil & Gas: 15.6%
3,200		Chevron Corp.	213,344
2,200		ConocoPhillips	100,848
2,100	@@	EnCana Corp.	116,403
4,800		ExxonMobil Corp.	332,880
4,000		Marathon Oil Corp.	127,520
4,400		Patterson-UTI Energy, Inc.	63,096
4,714	@@	Talisman Energy, Inc.	76,791

			1,030,882

		Pharmaceuticals: 10.2%
1,600		Abbott Laboratories	72,096
4,100		Bristol-Myers Squibb Co.	81,672
2,700	@@	Herbalife Ltd.	78,867
2,300		McKesson Corp.	94,645
3,800		Merck & Co., Inc.	104,804
16,000		Pfizer, Inc.	243,040

			675,124

		Retail: 5.5%
6,700		Gap, Inc.	119,595
6,100		Home Depot, Inc.	141,276
3,400		TJX Cos., Inc.	100,334

			361,205

		Semiconductors: 2.9%
6,000		Intel Corp.	94,320
5,000		Texas Instruments, Inc.	97,000

			191,320

		Software: 1.0%
3,200		Microsoft Corp.	66,848

			66,848

		Telecommunications: 6.9%
5,000		AT&T, Inc.	123,950
2,200		CenturyTel, Inc.	67,870
2,214		Embarq Corp.	93,032
3,700		Verizon Communications, Inc.	108,262
7,400		Windstream Corp.	62,234

			455,348

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Equity Dividend Fund
as of May 31, 2009 (continued)

Shares			Value

	Toys/Games/Hobbies: 1.3%
3,300	Hasbro, Inc.		$83,853

			83,853

	Total Common Stock (Cost $6,287,209)		6,390,586

REAL ESTATE INVESTMENT TRUSTS: 2.4%

	Shopping Centers: 2.4%
2,300	Tanger Factory Outlet Centers, Inc.		74,428
5,100	Weingarten Realty Investors		80,988

	Total Real Estate Investment Trusts (Cost $147,608)		155,416

	Total Long-Term Investments (Cost $6,434,817)		6,546,002

SHORT-TERM INVESTMENTS: 0.9%

	Affiliated Mutual Fund: 0.9%
63,000	ING Institutional Prime Money Market Fund — Class I		63,000

	Total Short-Term Investments (Cost $63,000)		63,000

	Total Investments in Securities
	(Cost $6,497,817)*	99.9%	$6,609,002
	Other Assets and Liabilities - Net	0.1	3,547

	Net Assets	100.0%	$6,612,549

@	Non-income producing security
@@	Foreign Issuer

*	Cost for federal income tax purposes is $6,651,983.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$479,158
Gross Unrealized Depreciation	(522,139)

Net Unrealized Depreciation	$(42,981)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices	Significant Other	Significant
	in Active Markets	Observable	Unobservable
	for Identical Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)

Common Stock**	$6,390,586	$—	$—
Real Estate Investment Trusts	155,416	—	—
Short-Term Investments	63,000	—	—

Total	$6,609,002	$—	$—

Other Financial Instruments***	—	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.
***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Growth Opportunities Fund
as of May 31, 2009

Shares			Value

COMMON STOCK: 99.9%

		Apparel: 1.6%
45,960	@	Coach, Inc.	$1,207,369

			1,207,369

		Auto Manufacturers: 1.3%
24,970	@	Navistar International Corp.	994,056

			994,056

		Banks: 2.5%
68,700		Bank of America Corp.	774,249
7,940		Goldman Sachs Group, Inc.	1,147,886

			1,922,135

		Beverages: 2.9%
45,050		Coca-Cola Co.	2,214,658

			2,214,658

		Biotechnology: 1.7%
30,400	@	Gilead Sciences, Inc.	1,310,240

			1,310,240

		Chemicals: 4.4%
31,600		Airgas, Inc.	1,335,416
16,070		Ecolab, Inc.	600,215
17,900		Monsanto Co.	1,470,485

			3,406,116

		Coal: 1.3%
55,600		Arch Coal, Inc.	1,030,268

			1,030,268

		Computers: 7.4%
18,915	@	Apple, Inc.	2,568,846
70,000	@	Dell, Inc.	810,600
22,120	@	Micros Systems, Inc.	577,774
50,200	@	NetApp, Inc.	978,900
30,200	@	Western Digital Corp.	750,470

			5,686,590

		Cosmetics/Personal Care: 1.0%
12,480	@,L	Chattem, Inc.	745,430

			745,430

		Diversified Financial Services: 4.2%
42,000		Charles Schwab Corp.	739,200
52,070		Invesco Ltd.	814,896
24,000	@@	Lazard Ltd.	678,720
58,850	@	TD Ameritrade Holding Corp.	1,002,804

			3,235,620

		Electronics: 1.3%
25,000	@	Thermo Electron Corp.	972,750

			972,750

		Food: 0.9%
14,200		General Mills, Inc.	726,756

			726,756

		Healthcare — Products: 3.2%
30,510	@@	Covidien Ltd.	1,089,817
25,500		Johnson & Johnson	1,406,580

			2,496,397

		Household Products/Wares: 1.0%
15,780		Church & Dwight Co., Inc.	793,261

			793,261

		Internet: 5.8%
31,190	@	F5 Networks, Inc.	990,594
3,765	@	Google, Inc. — Class A	1,570,871
25,080	@	McAfee, Inc.	983,888
8,500	@,L	Priceline.com, Inc.	935,935

			4,481,288

		Iron/Steel: 1.4%
38,420		Cliffs Natural Resources, Inc.	1,046,945

			1,046,945

		Machinery — Diversified: 2.1%
18,500		Roper Industries, Inc.	795,130
23,480		Wabtec Corp.	837,766

			1,632,896

		Media: 2.8%
95,000		CBS Corp. — Class B	701,100
32,000	@,L	DIRECTV Group, Inc.	720,000
31,030	@	Liberty Media Corp. — Entertainment	749,685

			2,170,785

		Miscellaneous Manufacturing: 3.4%
14,210		Brink’s Co.	377,844
13,000		Danaher Corp.	784,550
44,150		Honeywell International, Inc.	1,464,013

			2,626,407

		Oil & Gas: 8.0%
37,000		Chesapeake Energy Corp.	838,420
17,800		Murphy Oil Corp.	1,050,378
41,210	@@	Nexen, Inc.	1,024,893
14,320		Occidental Petroleum Corp.	961,015
21,560	@	Southwestern Energy Co.	937,213
80,870	@@	Talisman Energy, Inc.	1,317,372

			6,129,291

		Oil & Gas Services: 1.0%
27,010		Smith International, Inc.	788,422

			788,422

		Packaging & Containers: 1.0%
16,520		Silgan Holdings, Inc.	731,175

			731,175

		Pharmaceuticals: 4.8%
9,180	@	Express Scripts, Inc.	587,979
21,830	@	Medco Health Solutions, Inc.	1,001,779
32,670	@@	Teva Pharmaceutical Industries Ltd. ADR	1,514,581
18,210	@	Watson Pharmaceuticals, Inc.	550,853

			3,655,192

		Retail: 9.5%
14,760		Abercrombie & Fitch Co.	444,424
17,000		Advance Auto Parts, Inc.	724,030
49,300		American Eagle Outfitters	730,133
21,820		Darden Restaurants, Inc.	789,229
25,650	@	Gymboree Corp.	945,203
36,000		Lowe’s Cos., Inc.	684,360
10,730		MSC Industrial Direct Co.	390,357
25,620		Staples, Inc.	523,929
41,450		Wal-Mart Stores, Inc.	2,061,723

			7,293,388

		Semiconductors: 6.0%
44,050	@	Broadcom Corp.	1,122,394
108,970		Intel Corp.	1,713,008

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Growth Opportunities Fund
as of May 31, 2009 (continued)

Shares			Value

		Semiconductors (continued)
37,780	@	MEMC Electronic Materials, Inc.	$728,776
77,140		National Semiconductor Corp.	1,070,703

			4,634,881

		Software: 7.9%
22,980	@	BMC Software, Inc.	783,618
158,240		Microsoft Corp.	3,305,634
102,140		Oracle Corp.	2,000,923

			6,090,175

		Telecommunications: 9.6%
125,090	@	Cisco Systems, Inc.	2,314,166
22,270		Embarq Corp.	935,785
58,910	@	Polycom, Inc.	1,019,732
43,900		Qualcomm, Inc.	1,913,601
47,400	@	SBA Communications Corp.	1,212,018

			7,395,302

		Transportation: 1.9%
27,800		United Parcel Service, Inc. — Class B	1,421,692

			1,421,692

		Total Common Stock (Cost $69,369,537)	76,839,485

SHORT-TERM INVESTMENTS: 3.1%

		Affiliated Mutual Fund: 0.3%
217,000		ING Institutional Prime Money Market Fund — Class I	217,000

		Total Mutual Fund (Cost $217,000)	217,000

Principal
Amount			Value

		Securities Lending CollateralCC: 2.8%
$2,215,273		Bank of New York Mellon Corp. Institutional Cash Reserves	$2,176,510

		Total Securities Lending Collateral (Cost $2,215,273)	2,176,510

		Total Short-Term Investments (Cost $2,432,273)	2,393,510

	Total Investments in Securities
	(Cost $71,801,810)*	103.0%	$79,232,995
	Other Assets and Liabilities - Net	(3.0)	(2,304,681)

	Net Assets	100.0%	$76,928,314

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2009.

*	Cost for federal income tax purposes is $74,533,283.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,728,534
Gross Unrealized Depreciation	(2,028,822)

Net Unrealized Appreciation	$4,699,712

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices	Significant Other	Significant
	in Active Markets	Observable	Unobservable
	for Identical Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)

Common Stock**	$76,839,485	$—	$—
Short-Term Investments	217,000	2,176,510	—

Total	$77,056,485	$2,176,510	$—

Other Financial Instruments***	—	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.
***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of May 31, 2009

Shares			Value

COMMON STOCK: 98.1%

		Aerospace/Defense: 1.2%
14,030		L-3 Communications Holdings, Inc.	$1,031,345
39,280	@	TransDigm Group, Inc.	1,540,562

			2,571,907

		Apparel: 2.0%
159,330	@	Coach, Inc.	4,185,599

			4,185,599

		Auto Manufacturers: 2.1%
62,410	@	Navistar International Corp.	2,484,542
69,320		Paccar, Inc.	2,069,202

			4,553,744

		Auto Parts & Equipment: 1.4%
104,452	@@	Autoliv, Inc.	2,901,677

			2,901,677

		Banks: 1.3%
47,360		Northern Trust Corp.	2,730,304

			2,730,304

		Chemicals: 3.7%
91,810		Airgas, Inc.	3,879,891
83,770		Ecolab, Inc.	3,128,810
18,500		Sherwin-Williams Co.	976,800

			7,985,501

		Coal: 1.3%
146,490		Arch Coal, Inc.	2,714,460

			2,714,460

		Commercial Services: 3.0%
34,730	@,L	Alliance Data Systems Corp.	1,406,565
50,640	@	Apollo Group, Inc. — Class A	2,992,824
18,510	@	FTI Consulting, Inc.	929,572
31,300		Global Payments, Inc.	1,125,548

			6,454,509

		Computers: 2.6%
82,110	@	Micros Systems, Inc.	2,144,713
172,820	@	NetApp, Inc.	3,369,990

			5,514,703

		Cosmetics/Personal Care: 1.1%
41,160	@	Chattem, Inc.	2,458,487

			2,458,487

		Diversified Financial Services: 4.3%
203,370		Invesco Ltd.	3,182,741
106,196	@	Knight Capital Group, Inc.	1,827,633
50,870	@@	Lazard Ltd.	1,438,604
167,710	@	TD Ameritrade Holding Corp.	2,857,778

			9,306,756

		Electric: 0.1%
13,470		Northeast Utilities	280,041

			280,041

		Electronics: 1.5%
174,360	@	Agilent Technologies, Inc.	3,178,583

			3,178,583

		Healthcare — Products: 3.4%
19,564		CR Bard, Inc.	1,398,630
32,250	@	Gen-Probe, Inc.	1,374,818
118,256	@	St. Jude Medical, Inc.	4,614,349

			7,387,797

		Healthcare — Services: 3.7%
244,270	@	Healthsouth Corp.	2,892,157
62,840	@	Laboratory Corp. of America Holdings	3,830,726
336,110	@	Tenet Healthcare Corp.	1,220,079

			7,942,962

		Household Products/Wares: 0.9%
38,350		Church & Dwight Co., Inc.	1,927,855

			1,927,855

		Internet: 5.0%
92,750	@	F5 Networks, Inc.	2,945,740
76,860	@	McAfee, Inc.	3,015,218
30,370	@,L	Priceline.com, Inc.	3,344,041
64,910	@	VeriSign, Inc.	1,519,543

			10,824,542

		Iron/Steel: 0.9%
70,180		Cliffs Natural Resources, Inc.	1,912,405

			1,912,405

		Leisure Time: 1.3%
77,285	@	WMS Industries, Inc.	2,741,299

			2,741,299

		Machinery — Construction & Mining: 1.7%
104,900		Joy Global, Inc.	3,615,903

			3,615,903

		Machinery — Diversified: 2.8%
66,389	@	Gardner Denver, Inc.	1,881,464
44,474		Roper Industries, Inc.	1,911,493
59,010		Wabtec Corp.	2,105,477

			5,898,434

		Media: 4.0%
294,530		CBS Corp. — Class B	2,173,631
127,334	@	Liberty Media Corp. — Entertainment	3,076,389
108,858		McGraw-Hill Cos., Inc.	3,275,537

			8,525,557

		Metal Fabricate/Hardware: 0.8%
100,097		Timken Co.	1,692,640

			1,692,640

		Miscellaneous Manufacturing: 2.6%
51,350		Brink’s Co.	1,365,397
96,130		Illinois Tool Works, Inc.	3,104,038
25,010		ITT Corp.	1,029,912

			5,499,347

		Oil & Gas: 7.7%
87,104		Murphy Oil Corp.	5,140,007
162,710	@@	Nexen, Inc.	4,046,594
83,350	@	Southwestern Energy Co.	3,623,225
233,570	@@	Talisman Energy, Inc.	3,804,855

			16,614,681

		Oil & Gas Services: 1.0%
74,030		Smith International, Inc.	2,160,936

			2,160,936

		Packaging & Containers: 0.9%
45,220		Silgan Holdings, Inc.	2,001,437

			2,001,437

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MidCap Opportunities Fund
as of May 31, 2009 (continued)

Shares			Value

		Pharmaceuticals: 4.1%
52,240	@	Express Scripts, Inc.	$3,345,972
85,410		McKesson Corp.	3,514,622
67,370	@	Watson Pharmaceuticals, Inc.	2,037,943

			8,898,537

		Retail: 10.8%
74,370		Abercrombie & Fitch Co.	2,239,281
90,590		Advance Auto Parts, Inc.	3,858,228
134,740		American Eagle Outfitters	1,995,499
60,580		Darden Restaurants, Inc.	2,191,179
48,090	@	Dollar Tree, Inc.	2,152,989
81,310	@	Gymboree Corp.	2,996,274
69,890		MSC Industrial Direct Co.	2,542,598
38,760		Ross Stores, Inc.	1,517,842
71,400		Staples, Inc.	1,460,130
75,800		TJX Cos., Inc.	2,236,858

			23,190,878

		Semiconductors: 7.5%
133,420		Altera Corp.	2,270,808
143,230	@	Broadcom Corp.	3,649,500
95,990	@,@@	Marvell Technology Group Ltd.	1,097,166
118,220	@	MEMC Electronic Materials, Inc.	2,280,464
277,430		National Semiconductor Corp.	3,850,728
421,100	@	ON Semiconductor Corp.	2,884,535

			16,033,201

		Software: 6.6%
83,500	@	Adobe Systems, Inc.	2,353,030
54,250	@	Autodesk, Inc.	1,164,205
87,780	@	BMC Software, Inc.	2,993,298
38,040		Dun & Bradstreet Corp.	3,111,292
40,960	@	Fiserv, Inc.	1,735,066
105,070	@	Intuit, Inc.	2,860,005

			14,216,896

		Telecommunications: 4.8%
55,920		Embarq Corp.	2,349,758
83,770	@	Juniper Networks, Inc.	2,071,632
153,250	@	Polycom, Inc.	2,652,758
126,160	@	SBA Communications Corp.	3,225,911

			10,300,059

		Transportation: 2.0%
138,838		JB Hunt Transport Services, Inc.	4,266,492

			4,266,492

		Total Common Stock (Cost $188,867,406)	210,488,129

EXCHANGE-TRADED FUNDS: 0.7%

		Exchange-Traded Funds: 0.7%
69,050	L	KBW Regional Banking ETF	1,401,715

		Total Exchange-Traded Funds (Cost $1,466,411)	1,401,715

		Total Long-Term Investments (Cost $190,333,817)	211,889,844

SHORT-TERM INVESTMENTS: 4.1%

		Affiliated Mutual Fund: 1.5%
3,186,000		ING Institutional Prime Money Market Fund — Class I	3,186,000

		Total Mutual Fund (Cost $3,186,000)	3,186,000

Principal
Amount			Value

		Securities Lending CollateralCC: 2.6%
$5,813,599		Bank of New York Mellon Corp. Institutional Cash Reserves	$5,669,747

		Total Securities Lending Collateral (Cost $5,813,599)	5,669,747

		Total Short-Term Investments (Cost $8,999,599)	8,855,747

	Total Investments in Securities
	(Cost $199,333,416)*	102.9%	$220,745,591
	Other Assets and Liabilities - Net	(2.9)	(6,235,453)

	Net Assets	100.0%	$214,510,138

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2009.

*	Cost for federal income tax purposes is $202,799,448.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,910,716
Gross Unrealized Depreciation	(3,964,573)

Net Unrealized Appreciation	$17,946,143

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices	Significant Other	Significant
	in Active Markets	Observable	Unobservable
	for Identical Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)

Common Stock**	$210,488,129	$—	$—
Exchange-Traded Funds	1,401,715	—	—
Short-Term Investments	3,186,000	5,669,747	—

Total	$215,075,844	$5,669,747	$—

Other Financial Instruments***	—	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.
***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Opportunistic LargeCap Fund
as of May 31, 2009

Shares			Value

COMMON STOCK: 96.8%

		Aerospace/Defense: 4.7%
3,350		Lockheed Martin Corp.	$280,161
3,600		Northrop Grumman Corp.	171,432
4,500		Raytheon Co.	200,925
3,700		United Technologies Corp.	194,657

			847,175

		Agriculture: 3.8%
7,800		Archer-Daniels-Midland Co.	214,656
2,900	@	Bunge Ltd.	183,483
7,300		Reynolds American, Inc.	291,781

			689,920

		Banks: 8.2%
2,300		Goldman Sachs Group, Inc.	332,511
9,000		JPMorgan Chase & Co.	332,100
2,500		Northern Trust Corp.	144,125
5,000		PNC Financial Services Group, Inc.	227,750
17,600		Wells Fargo & Co.	448,800

			1,485,286

		Biotechnology: 1.7%
6,000	@	Biogen Idec, Inc.	310,740

			310,740

		Commercial Services: 0.6%
1,800	@	Apollo Group, Inc. — Class A	106,380

			106,380

		Computers: 11.7%
6,600	@@	Accenture Ltd.	197,538
3,300	@	Apple, Inc.	448,173
6,000	@	Computer Sciences Corp.	254,760
18,800	@	EMC Corp.	220,900
11,100		Hewlett-Packard Co.	381,285
5,800		International Business Machines Corp.	616,424

			2,119,080

		Diversified Financial Services: 2.3%
8,100		American Express Co.	201,285
12,400		Charles Schwab Corp.	218,240

			419,525

		Electric: 1.5%
3,700		Exelon Corp.	177,637
2,800		Public Service Enterprise Group, Inc.	89,236

			266,873

		Engineering & Construction: 1.0%
3,900		Fluor Corp.	183,222

			183,222

		Food: 2.9%
9,700	@	Dean Foods Co.	182,360
10,100		Kraft Foods, Inc.	263,711
5,300		Supervalu, Inc.	87,980

			534,051

		Healthcare — Services: 1.4%
9,700		UnitedHealth Group, Inc.	258,020

			258,020

		Home Builders: 0.9%
17,500		D.R. Horton, Inc.	161,175

			161,175

		Household Products/Wares: 0.5%
1,700		Kimberly-Clark Corp.	88,213

			88,213

		Insurance: 3.9%
5,200	@@	ACE Ltd.	228,748
2,700		Chubb Corp.	107,055
5,300		Travelers Cos., Inc.	215,498
9,500		UnumProvident Corp.	162,545

			713,846

		Internet: 6.0%
3,400	@	Amazon.com, Inc.	265,166
18,600	@	eBay, Inc.	327,732
500	@	Google, Inc. — Class A	208,615
18,600	@	Symantec Corp.	289,974

			1,091,487

		Iron/Steel: 0.7%
3,100		Reliance Steel & Aluminum Co.	117,769

			117,769

		Media: 1.4%
17,900		Comcast Corp. — Class A	246,483

			246,483

		Metal Fabricate/Hardware: 1.0%
2,300		Precision Castparts Corp.	189,911

			189,911

		Miscellaneous Manufacturing: 3.2%
3,600		Cooper Industries Ltd.	118,152
7,900		Dover Corp.	248,376
16,400		General Electric Co.	221,072

			587,600

		Office/Business Equipment: 1.0%
7,800		Pitney Bowes, Inc.	178,464

			178,464

		Oil & Gas: 7.6%
1,700	@@	China Petroleum & Chemical Corp. ADR	139,400
6,350		ExxonMobil Corp.	440,373
6,000		Murphy Oil Corp.	354,060
6,600	@@	Nexen, Inc.	164,142
8,200	@	Noble Corp.	281,834

			1,379,809

		Oil & Gas Services: 3.3%
7,900	@	Cameron International Corp.	246,717
9,100	@	National Oilwell Varco, Inc.	351,442

			598,159

		Packaging & Containers: 1.4%
7,400	@	Crown Holdings, Inc.	173,900
3,827	@	Pactiv Corp.	84,880

			258,780

		Pharmaceuticals: 12.1%
4,900		AmerisourceBergen Corp.	181,790
5,700		Eli Lilly & Co.	197,049
3,500	@	Express Scripts, Inc.	224,175
12,200	@	Forest Laboratories, Inc.	289,018
6,100	@	Medco Health Solutions, Inc.	279,929
11,600	@	Mylan Laboratories	153,236
6,200		Omnicare, Inc.	167,586
35,700		Pfizer, Inc.	542,282
5,300	@	Watson Pharmaceuticals, Inc.	160,325

			2,195,390

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Opportunistic LargeCap Fund
as of May 31, 2009 (continued)

Shares			Value

		Retail: 3.0%
5,300		Family Dollar Stores, Inc.	$160,431
9,000		Home Depot, Inc.	208,440
4,400		Ross Stores, Inc.	172,304

			541,175

		Savings & Loans: 2.3%
20,300		Hudson City Bancorp., Inc.	260,449
15,000		New York Community Bancorp., Inc.	165,900

			426,349

		Semiconductors: 2.7%
16,500	@,@@	Marvell Technology Group Ltd.	188,595
6,000	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	65,640
12,300		Texas Instruments, Inc.	238,620

			492,855

		Telecommunications: 6.0%
9,100	@,@@	Amdocs Ltd.	196,924
26,100	@	Cisco Systems, Inc.	482,850
5,000	@@	Nippon Telegraph & Telephone Corp. ADR	103,850
60,500	@	Sprint Nextel Corp.	311,575

			1,095,199

		Total Common Stock (Cost $16,837,002)	17,582,936

EXCHANGE-TRADED FUNDS: 1.7%

		Exchange-Traded Funds: 1.7%
3,300		SPDR Trust Series 1	304,953

		Total Exchange-Traded Funds (Cost $288,954)	304,953

		Total Long-Term Investments (Cost $17,125,956)	17,887,889

SHORT-TERM INVESTMENTS: 2.1%

		Affiliated Mutual Fund: 2.1%
371,000		ING Institutional Prime Money Market Fund — Class I	371,000

		Total Short-Term Investments (Cost $371,000)	371,000

	Total Investments in Securities
	(Cost $17,496,956)*	100.6%	$18,258,889
	Other Assets and Liabilities - Net	(0.6)	(104,811)

	Net Assets	100.0%	$18,154,078

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt

*	Cost for federal income tax purposes is $17,829,159.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$845,888
Gross Unrealized Depreciation	(416,158)

Net Unrealized Appreciation	$429,730

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices	Significant Other	Significant
	in Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)

Common Stock**	$17,582,936	$—	$—
Exchange-Traded Funds	304,953	—	—
Short-Term Investments	371,000	—	—

Total	$18,258,889	$—	$—

Other Financial Instruments***	—	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.
***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of May 31, 2009

Shares			Value

COMMON STOCK: 98.3%

		Advertising: 0.4%
32,596	@	inVentiv Health, Inc.	$410,710

			410,710

		Aerospace/Defense: 2.6%
33,300		Curtiss-Wright Corp.	975,024
29,461	@	Moog, Inc.	704,118
14,900	@	Teledyne Technologies, Inc.	489,763
10,000		Triumph Group, Inc.	394,100

			2,563,005

		Apparel: 0.5%
21,900	@	Carter’s, Inc.	517,935

			517,935

		Auto Parts & Equipment: 0.7%
25,000	@@	Autoliv, Inc.	694,500

			694,500

		Banks: 1.1%
20,170	@	Signature Bank	545,599
10,000	L	Westamerica Bancorp.	518,600

			1,064,199

		Biotechnology: 7.8%
19,700	@	Acorda Therapeutics, Inc.	486,393
24,500	@	Alexion Pharmaceuticals, Inc.	894,250
7,500	@	AMAG Pharmaceuticals, Inc.	394,500
6,209	@	Bio-Rad Laboratories, Inc.	462,198
27,700	@	Cubist Pharmaceuticals, Inc.	472,562
26,600	@	Dendreon Corp.	603,022
30,000	@,L	InterMune, Inc.	354,600
36,900	@	Medicines Co.	282,654
23,900	@,L	Momenta Pharmaceuticals, Inc.	209,603
19,000	@	Myriad Genetics, Inc.	687,040
14,907	@	Nanosphere, Inc.	66,336
20,800	@	OSI Pharmaceuticals, Inc.	703,040
29,500	@	Regeneron Pharmaceuticals, Inc.	451,645
41,392	@	RTI Biologics, Inc.	161,429
48,600	@	Seattle Genetics, Inc.	446,634
9,800	@	United Therapeutics Corp.	785,470
54,522	@,L	Vical, Inc.	116,132

			7,577,508

		Building Materials: 0.9%
22,600		Simpson Manufacturing Co., Inc.	470,984
10,500	L	Texas Industries, Inc.	357,315

			828,299

		Chemicals: 1.3%
23,700		Albemarle Corp.	668,814
14,300		Minerals Technologies, Inc.	559,416

			1,228,230

		Commercial Services: 7.1%
37,389		Arbitron, Inc.	744,415
17,581	@	Capella Education Co.	917,552
75,188		Diamond Management & Technology Consultants, Inc.	281,955
11,886	@	First Advantage Corp.	160,223
15,600	@	FTI Consulting, Inc.	783,432
46,100	@	Geo Group, Inc.	753,274
20,900		Global Payments, Inc.	751,564
22,300		Monro Muffler, Inc.	595,856
26,600	@	Resources Connection, Inc.	492,898
16,122	@,@@	Steiner Leisure Ltd.	469,956
23,303		Watson Wyatt Worldwide, Inc.	884,116

			6,835,241

		Computers: 5.5%
23,300	@	CACI International, Inc.	894,021
31,000	@	Data Domain, Inc.	789,570
107,599	@	Mentor Graphics Corp.	604,706
41,300	@	Micros Systems, Inc.	1,078,756
78,200	@,@@	Ness Technologies, Inc.	267,444
12,800	@	Riverbed Technology, Inc.	257,152
25,400	@,L	Stratasys, Inc.	265,684
37,300	@	SYKES Enterprises, Inc.	607,990
15,000	@,L	Synaptics, Inc.	526,800

			5,292,123

		Cosmetics/Personal Care: 1.3%
20,600	@,L	Chattem, Inc.	1,230,438

			1,230,438

		Distribution/Wholesale: 2.5%
13,300	@	LKQ Corp.	203,357
35,500		Owens & Minor, Inc.	1,244,630
53,500	L	Pool Corp.	932,505

			2,380,492

		Diversified Financial Services: 2.4%
41,900		JMP Group, Inc.	293,300
20,600	@,L	KBW, Inc.	536,218
31,500	@	Knight Capital Group, Inc.	542,115
24,100		OptionsXpress Holdings, Inc.	411,869
12,400	@	Stifel Financial Corp.	539,896

			2,323,398

		Electric: 1.0%
29,900		Black Hills Corp.	639,860
7,200		ITC Holdings Corp.	308,808

			948,668

		Electronics: 2.6%
9,400	@	Dionex Corp.	529,784
29,993	@	Flir Systems, Inc.	673,643
6,900	@	Plexus Corp.	125,994
28,174	@	Varian, Inc.	981,019
9,800		Woodward Governor Co.	201,194

			2,511,634

		Entertainment: 1.3%
45,400	@	Bally Technologies, Inc.	1,271,200

			1,271,200

		Environmental Control: 2.1%
16,096	@	Clean Harbors, Inc.	877,554
47,155	@	Waste Connections, Inc.	1,197,737

			2,075,291

		Food: 1.5%
40,900		Flowers Foods, Inc.	865,853
81,199	@	Smart Balance, Inc.	600,873

			1,466,726

		Hand/Machine Tools: 0.1%
3,800		Franklin Electric Co., Inc.	90,364

			90,364

		Healthcare — Products: 5.3%
15,700	@	Gen-Probe, Inc.	669,291
21,333	@	Haemonetics Corp.	1,135,556
24,500	@	Immucor, Inc.	368,725
26,400	@	Luminex Corp.	418,440
57,276		Meridian Bioscience, Inc.	1,094,544
30,300	@	Merit Medical Systems, Inc.	414,807

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of May 31, 2009 (continued)

Shares			Value

		Healthcare — Products (continued)
33,657	@	Micrus Endovascular Corp.	$303,250
10,300	@	NuVasive, Inc.	372,036
17,500	@	SonoSite, Inc.	323,925

			5,100,574

		Healthcare — Services: 1.7%
44,650	@	Psychiatric Solutions, Inc.	823,793
13,159		Universal Health Services, Inc.	722,824
9,736	@,L	Virtual Radiologic Corp.	74,578

			1,621,195

		Insurance: 0.5%
17,316	@,@@	Argo Group International Holdings Ltd.	485,541

			485,541

		Internet: 0.9%
47,300	@	Websense, Inc.	858,495

			858,495

		Iron/Steel: 0.6%
89,500	@@,L	Gerdau AmeriSteel Corp.	605,020

			605,020

		Leisure Time: 1.1%
11,800	L	Polaris Industries, Inc.	374,886
19,900	@	WMS Industries, Inc.	705,853

			1,080,739

		Machinery — Diversified: 2.3%
14,100		Cognex Corp.	184,569
19,100	L	Gorman-Rupp Co.	401,100
12,943		Nordson Corp.	497,011
30,700		Sauer-Danfoss, Inc.	157,798
28,204		Wabtec Corp.	1,006,319

			2,246,797

		Miscellaneous Manufacturing: 3.6%
40,900		Actuant Corp.	502,252
22,200	L	Acuity Brands, Inc.	603,396
14,200		Aptargroup, Inc.	440,342
46,343		Barnes Group, Inc.	707,194
32,550	@	EnPro Industries, Inc.	573,206
60,900	@	Hexcel Corp.	651,021

			3,477,411

		Oil & Gas: 4.9%
23,500	@	Bill Barrett Corp.	799,705
42,500	@	Carrizo Oil & Gas, Inc.	907,375
66,100	@	EXCO Resources, Inc.	1,017,279
24,300		Holly Corp.	587,817
79,700	@	McMoRan Exploration Co.	540,366
29,300		Penn Virginia Corp.	560,216
61,700	@	Petroquest Energy, Inc.	341,818

			4,754,576

		Oil & Gas Services: 2.4%
10,400	L	Core Laboratories NV	987,376
26,100	@	Dril-Quip, Inc.	1,078,452
37,300	@	Key Energy Services, Inc.	240,585

			2,306,413

		Packaging & Containers: 0.5%
20,000		Bemis Co.	501,800

			501,800

		Pharmaceuticals: 3.5%
56,453	@	Akorn, Inc.	60,969
16,000	@,L	Auxilium Pharmaceuticals, Inc.	374,880
15,200	@	BioMarin Pharmaceuticals, Inc.	212,496
26,900	@	Cypress Bioscience, Inc.	204,440
15,400	@	Isis Pharmaceuticals, Inc.	212,520
33,964	@	Nektar Therapeutics	229,257
26,411		Omnicare, Inc.	713,889
35,500	@	Onyx Pharmaceuticals, Inc.	839,930
35,800	@	Savient Pharmaceuticals, Inc.	227,330
16,700	@	Xenoport, Inc.	289,077

			3,364,788

		Retail: 7.3%
15,600	@	Aeropostale, Inc.	540,072
47,600	@,L	California Pizza Kitchen, Inc.	664,020
27,100		Casey’s General Stores, Inc.	683,733
4,180	@,L	Chipotle Mexican Grill, Inc.	331,014
42,249	@	Ezcorp, Inc.	513,325
27,300	@	Gymboree Corp.	1,006,005
44,700	@	Hibbett Sporting Goods, Inc.	805,941
21,000	@	Jack in the Box, Inc.	552,300
24,209	@	Jo-Ann Stores, Inc.	523,156
36,996	@,L	Lumber Liquidators, Inc.	560,489
23,500	@,L	PF Chang’s China Bistro, Inc.	750,590
51,531	@	Wet Seal, Inc.	162,323

			7,092,968

		Semiconductors: 5.9%
98,800	@	Entegris, Inc.	284,544
37,138	@	Formfactor, Inc.	674,055
110,400	@	Integrated Device Technology, Inc.	621,552
74,700		Micrel, Inc.	549,045
45,000	@	MKS Instruments, Inc.	607,950
34,200	@	Monolithic Power Systems, Inc.	708,282
72,000	@	ON Semiconductor Corp.	493,200
58,800	@	Semtech Corp.	946,092
67,301	@,@@	Verigy Ltd.	807,612

			5,692,332

		Software: 7.5%
31,455	@	Ansys, Inc.	939,246
54,900		Blackbaud, Inc.	761,463
8,600	@	Blackboard, Inc.	247,852
74,300	@	Commvault Systems, Inc.	917,605
17,200	@	Concur Technologies, Inc.	507,400
28,000	@	DemandTec, Inc.	259,000
69,200	@,L	EPIQ Systems, Inc.	1,053,916
11,800	@	PROS Holdings, Inc.	94,046
52,700	@	Solera Holdings, Inc.	1,206,829
21,600	@	SPSS, Inc.	720,792
66,700	@	Wind River Systems, Inc.	526,263

			7,234,412

		Storage/Warehousing: 0.4%
28,789	@	Mobile Mini, Inc.	363,029

			363,029

		Telecommunications: 4.4%
73,300		Alaska Communications Systems Group, Inc.	496,241
36,300	@	Comtech Telecommunications	1,057,782
22,400		NTELOS Holdings Corp.	400,288
59,300	@	Polycom, Inc.	1,026,483
30,400	@	SBA Communications Corp.	777,328
25,700	@,L	Starent Networks Corp.	543,041

			4,301,163

		Toys/Games/Hobbies: 0.5%
15,584	@	Marvel Entertainment, Inc.	517,077

			517,077

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Opportunities Fund
as of May 31, 2009 (continued)

Shares			Value

		Transportation: 2.3%
29,600	@	Genesee & Wyoming, Inc.	$856,032
31,933	@	HUB Group, Inc.	630,996
43,200		Knight Transportation, Inc.	766,368

			2,253,396

		Total Common Stock (Cost $99,693,396)	95,167,687

REAL ESTATE INVESTMENT TRUSTS: 1.9%

		Apartments: 0.5%
13,113		Mid-America Apartment Communities, Inc.	475,871

			475,871

		Diversified: 0.6%
16,800		Digital Realty Trust, Inc.	600,936

			600,936

		Shopping Centers: 0.8%
23,600		Tanger Factory Outlet Centers, Inc.	763,696

			763,696

		Total Real Estate Investment Trusts (Cost $1,626,121)	1,840,503

		Total Long-Term Investments (Cost $101,319,517)	97,008,190

SHORT-TERM INVESTMENTS: 12.4%

		Affiliated Mutual Fund: 2.1%
2,038,000		ING Institutional Prime Money Market Fund — Class I	2,038,000

		Total Mutual Fund (Cost $2,038,000)	2,038,000

Principal
Amount			Value

		Securities Lending CollateralCC: 10.3%
$10,059,941		Bank of New York Mellon Corp. Institutional Cash Reserves	$9,987,357

		Total Securities Lending Collateral (Cost $10,059,941)	9,987,357

		Total Short-Term Investments (Cost $12,097,941)	12,025,357

	Total Investments in Securities
	(Cost $113,417,458)*	112.6%	$109,033,547
	Other Assets and Liabilities - Net	(12.6)	(12,242,997)

	Net Assets	100.0%	$96,790,550

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2009.

*	Cost for federal income tax purposes is $120,990,332.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$31,512
Gross Unrealized Depreciation	(11,988,297)

Net Unrealized Depreciation	$(11,956,785)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices	Significant Other	Significant
	in Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)

Common Stock**	$95,167,687	$—	$—
Real Estate Investment Trusts	1,840,503	—	—
Short-Term Investments	2,038,000	9,987,357	—

Total	$99,046,190	$9,987,357	$—

Other Financial Instruments***	—	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.
***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of May 31, 2009

Shares			Value

COMMON STOCK: 93.8%

		Aerospace/Defense: 0.1%
280		Cubic Corp.	$10,682
720	@	Esterline Technologies Corp.	19,685
380	@	Moog, Inc.	9,082

			39,449

		Agriculture: 0.1%
590		Andersons, Inc.	14,809
380		Universal Corp.	14,071

			28,880

		Airlines: 0.2%
390	@	Alaska Air Group, Inc.	6,072
1,890	@	JetBlue Airways Corp.	8,562
1,890		Skywest, Inc.	19,373
1,810	@,L	UAL Corp.	8,435
3,530	@,L	US Airways Group, Inc.	9,107

			51,549

		Apparel: 0.9%
600	@	Carter’s, Inc.	14,190
9,800		Cherokee, Inc.	203,448
1,340	@	Skechers USA, Inc.	12,730

			230,368

		Auto Parts & Equipment: 0.2%
2,400		Cooper Tire & Rubber Co.	25,440
2,080		Superior Industries International	25,126

			50,566

		Banks: 5.4%
1,418		Ameris Bancorp.	8,891
1,160	@@	Banco Latinoamericano de Exportaciones SA	14,697
5,390		Boston Private Financial Holdings, Inc.	26,842
2,500		Cass Information Systems, Inc.	77,950
20,320	L	Cathay General Bancorp.	210,515
1,530		Central Pacific Financial Corp.	9,149
1,620		Columbia Banking System, Inc.	17,609
1,020		First Bancorp.	14,066
946		FirstMerit Corp.	16,475
990		FNB Corp.	6,613
660		Glacier Bancorp., Inc.	10,936
300		Hancock Holding Co.	10,479
900	L	International Bancshares Corp.	10,098
470		Lakeland Financial Corp.	8,780
730		MB Financial Corp.	7,453
1,240		National Penn Bancshares, Inc.	7,514
800		Old National Bancorp.	9,592
13,150		PacWest Bancorp	185,810
240	L	Peapack Gladstone Financial Corp.	4,056
1,430		Prosperity Bancshares, Inc.	40,126
940		Renasant Corp.	12,878
950	L	Sierra Bancorp.	13,756
1,840		Southwest Bancorp., Inc.	17,020
1,860		Sterling Bancshares, Inc.	11,792
6,500	L	Sterling Financial Corp.	26,975
2,330	@	Sun Bancorp, Inc.	15,658
3,700		Susquehanna Bancshares, Inc.	26,418
570	@	SVB Financial Group	15,362
18,950	@	Texas Capital Bancshares, Inc.	290,883
240		Tompkins Financial Corp.	11,604
930		Trustmark Corp.	18,219
6,820	L	UCBH Holdings, Inc.	10,571
290		UMB Financial Corp.	11,638
2,910		Umpqua Holdings Corp.	24,735
670		Union Bankshares Corp.	9,702
480		United Bankshares, Inc.	10,123
470		WesBanco, Inc.	7,722
21,100	@	Western Alliance Bancorp.	146,012
1,650		Whitney Holding Corp.	20,460
1,010		Wintrust Financial Corp.	18,180

			1,417,359

		Building Materials: 1.3%
1,060		Apogee Enterprises, Inc.	13,059
890		Comfort Systems USA, Inc.	8,304
31,625		Gibraltar Industries, Inc.	244,145
1,000	@	Interline Brands, Inc.	13,350
2,090	@,L	NCI Building Systems, Inc.	9,405
1,870		Quanex Building Products Corp.	20,645
490		Simpson Manufacturing Co., Inc.	10,212
520		Universal Forest Products, Inc.	15,839

			334,959

		Chemicals: 1.4%
7,000		Balchem Corp.	168,840
1,650		CF Industries Holdings, Inc.	128,106
700		HB Fuller Co.	11,914
790		Olin Corp.	10,554
460	@	OM Group, Inc.	12,190
5,350	@	PolyOne Corp.	16,104
450		Sensient Technologies Corp.	10,314

			358,022

		Commercial Services: 4.2%
430		Aaron Rents, Inc.	14,005
18,395		ABM Industries, Inc.	297,631
990	@	Albany Molecular Research, Inc.	8,663
1,740	@	Cross Country Healthcare, Inc.	13,502
2,570		Kelly Services, Inc.	27,396
5,950		Landauer, Inc.	342,899
16,600		McGrath Rentcorp	301,456
250		Monro Muffler, Inc.	6,680
4,410	@	MPS Group, Inc.	33,472
2,080	@	PHH Corp.	32,032
750	@	Rent-A-Center, Inc.	14,648
180		Watson Wyatt Worldwide, Inc.	6,829

			1,099,213

		Computers: 4.1%
43,050	@	Brocade Communications Systems, Inc.	315,987
220	@	CACI International, Inc.	8,441
5,330	@	Ciber, Inc.	17,109
7,730		Computer Services, Inc.	229,581
1,620		Imation Corp.	15,649
3,430	@	Insight Enterprises, Inc.	25,897
2,080	@	Mentor Graphics Corp.	11,690
2,820	@,@@	Ness Technologies, Inc.	9,644
950	@	Perot Systems Corp.	12,977
1,840	@	Radisys Corp.	15,934
2,060	@	Silicon Graphics International Corp.	10,444
14,600		Syntel, Inc.	419,458

			1,092,811

		Cosmetics/Personal Care: 2.7%
5,100	@,L	Chattem, Inc.	304,623
58,750	@	Elizabeth Arden, Inc.	414,188

			718,811

		Distribution/Wholesale: 1.2%
9,200		Owens & Minor, Inc.	322,552

			322,552

		Diversified Financial Services: 2.5%
14,500		Federated Investors, Inc.	362,935
8,900		Financial Federal Corp.	220,631
460	@,L	KBW, Inc.	11,974
1,160	@	Knight Capital Group, Inc.	19,964
1,657	@	LaBranche & Co., Inc.	7,142
1,270	@	MarketAxess Holdings, Inc.	13,399

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of May 31, 2009 (continued)

Shares			Value

		Diversified Financial Services (continued)
840	@	Ocwen Financial Corp.	$10,483
270	@	Stifel Financial Corp.	11,756

			658,284

		Electric: 1.1%
240		Allete, Inc.	6,341
610		Avista Corp.	9,662
2,060		Black Hills Corp.	44,084
280		CH Energy Group, Inc.	11,612
1,750		Cleco Corp.	35,805
920	@	El Paso Electric Co.	12,181
350		Idacorp, Inc.	8,145
720		NorthWestern Corp.	15,430
400		Otter Tail Corp.	7,588
2,770		PNM Resources, Inc.	25,623
2,580		Portland General Electric Co.	46,414
380		Unisource Energy Corp.	9,667
2,890		Westar Energy, Inc.	51,587

			284,139

		Electrical Components & Equipment: 2.9%
19,800		Belden CDT, Inc.	362,736
560		Encore Wire Corp.	11,889
10,000	@	General Cable Corp.	382,400

			757,025

		Electronics: 1.3%
2,380	@	Benchmark Electronics, Inc.	29,036
630		Brady Corp.	15,611
1,440	@	Checkpoint Systems, Inc.	20,218
720	@	Cogent, Inc.	7,236
380	@	Cymer, Inc.	10,549
2,920	@	Electro Scientific Industries, Inc.	26,163
36,600		Keithley Instruments, Inc.	157,380
3,550	@	Newport Corp.	20,732
1,990	@	TTM Technologies, Inc.	17,711
1,360		Watts Water Technologies, Inc.	27,894

			332,530

		Engineering & Construction: 0.2%
630	@	EMCOR Group, Inc.	14,156
280		Granite Construction, Inc.	10,234
580	@	Insituform Technologies, Inc.	8,462
250	@	Michael Baker Corp.	10,508

			43,360

		Food: 0.7%
2,380	@	Chiquita Brands International, Inc.	24,871
290		Flowers Foods, Inc.	6,139
1,360	@,@@	Fresh Del Monte Produce, Inc.	24,126
1,160		Imperial Sugar Co.	11,994
280		Lance, Inc.	5,972
630	@	Ralcorp Holdings, Inc.	36,080
390		Ruddick Corp.	9,812
240		Sanderson Farms, Inc.	10,466
840	@	TreeHouse Foods, Inc.	22,453
470	@	United Natural Foods, Inc.	10,683
910	@	Winn-Dixie Stores, Inc.	13,887

			176,483

		Forest Products & Paper: 2.3%
41,730	@	Buckeye Technologies, Inc.	211,571
1,840		Glatfelter	18,860
1,130		Schweitzer-Mauduit International, Inc.	25,391
47,150		Wausau Paper Corp.	341,366

			597,188

		Gas: 0.4%
770		Atmos Energy Corp.	18,480
280		Laclede Group, Inc.	8,702
250		New Jersey Resources Corp.	8,318
300		Nicor, Inc.	9,435
300		Northwest Natural Gas Co.	12,732
680		Piedmont Natural Gas Co.	15,409
260		South Jersey Industries, Inc.	8,679
760		Southwest Gas Corp.	15,793
310		WGL Holdings, Inc.	9,213

			106,761

		Hand/Machine Tools: 2.2%
13,890		Lincoln Electric Holdings, Inc.	566,712
310		Regal-Beloit Corp.	12,248

			578,960

		Healthcare — Products: 0.4%
6,430		Young Innovations, Inc.	114,133

			114,133

		Healthcare — Services: 0.8%
840	@	AMERIGROUP Corp.	24,242
460	@	Centene Corp.	8,363
1,020	@	Healthsouth Corp.	12,077
630	@	Kindred Healthcare, Inc.	8,272
400	@	Magellan Health Services, Inc.	11,944
1,200	@	Medcath Corp.	12,792
940	@	RehabCare Group, Inc.	20,511
1,740	@	Res-Care, Inc.	24,621
7,600	@	Skilled Healthcare Group, Inc.	71,516
707	@	Triple-S Management Corp.	10,082

			204,420

		Home Builders: 0.2%
1,350	L	M/I Homes, Inc.	15,606
980	@,L	Meritage Homes Corp.	20,453
1,100		Ryland Group, Inc.	18,788
450		Skyline Corp.	8,942

			63,789

		Home Furnishings: 2.6%
27,400		Hooker Furniture Corp.	339,760
2,250		Kimball International, Inc.	13,568
29,600		Tempur-Pedic International, Inc.	326,488

			679,816

		Household Products/Wares: 1.3%
2,290		American Greetings Corp.	15,687
1,230	@	Central Garden & Pet Co.	12,116
1,390	@	Helen of Troy Ltd.	26,841
1,840	@	Prestige Brands Holdings, Inc.	11,463
10,200		WD-40 Co.	264,996

			331,103

		Insurance: 10.9%
2,480		American Equity Investment Life Holding Co.	14,409
1,450	@	American Safety Insurance Holdings Ltd.	18,082
220	@,@@	Argo Group International Holdings Ltd.	6,169
22,386	@@	Aspen Insurance Holdings Ltd.	516,893
16,950		Assurant, Inc.	400,529
1,180	@,L	Citizens, Inc.	7,776
1,360		Flagstone Reinsurance Holdings Ltd.	13,029
470	@,@@	Greenlight Capital Re Ltd.	7,755
8,100		Hanover Insurance Group, Inc.	277,911
3,910		Horace Mann Educators Corp.	35,307
660	@@	IPC Holdings Ltd.	16,401
260		Kansas City Life Insurance Co.	6,110
1,460	@@, L	Max Re Capital Ltd.	23,083
1,060	@@	Montpelier Re Holdings Ltd.	14,183
310		National Western Life Insurance Co.	37,166

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of May 31, 2009 (continued)

Shares			Value

		Insurance (continued)
170	@	Navigators Group, Inc.	$7,436
250		Odyssey Re Holdings Corp.	10,053
1,730	@@	Platinum Underwriters Holdings Ltd.	49,876
37,706	@	PMA Capital Corp.	183,251
3,250		Presidential Life Corp.	28,015
260	@	ProAssurance Corp.	11,755
9,150		Reinsurance Group of America, Inc.	336,537
220		RLI Corp.	10,309
1,320	@	SeaBright Insurance Holdings, Inc.	10,679
600		Selective Insurance Group	7,926
12,300		Stancorp Financial Group, Inc.	381,546
14,720		Tower Group, Inc.	351,661
6,213	@,@@	United America Indemnity Ltd.	29,698
380		United Fire & Casualty Co.	6,616
1,740	@	Universal American Financial Corp.	15,643
1,420	L	Validus Holdings Ltd.	32,390
400		Zenith National Insurance Corp.	8,580

			2,876,774

		Internet: 2.3%
35,600	@	Avocent Corp.	498,400
3,090	@	Internap Network Services Corp.	8,683
3,765	@	Moduslink Global Solutions, Inc.	16,001
3,700	@	Orbitz Worldwide, Inc.	7,992
2,230	@	Perficient, Inc.	14,183
6,720	@	RealNetworks, Inc.	17,203
2,470	@	SonicWALL, Inc.	12,622
2,370	@	TIBCO Software, Inc.	15,713
1,740	@	Vignette Corp.	22,516

			613,313

		Investment Companies: 1.8%
4,952		Apollo Investment Corp.	27,286
54,343		Ares Capital Corp.	415,724
4,537		Hercules Technology Growth Capital, Inc.	34,028

			477,038

		Leisure Time: 0.1%
3,390		Brunswick Corp.	15,662

			15,662

		Machinery — Diversified: 3.6%
980		Alamo Group, Inc.	11,290
25,150		Albany International Corp.	335,753
440		Applied Industrial Technologies, Inc.	9,139
1,840		Briggs & Stratton Corp.	27,968
6,500		Graco, Inc.	144,885
8,290	@	Kadant, Inc.	115,728
490		Nacco Industries, Inc.	17,170
6,500		Roper Industries, Inc.	279,370
2,020	@	Tecumseh Products Co.	16,322

			957,625

		Media: 0.2%
2,360	@	Cox Radio, Inc.	11,540
1,620		Scholastic Corp.	31,752

			43,292

		Metal Fabricate/Hardware: 2.0%
1,410		AM Castle & Co.	14,805
7,700		CIRCOR International, Inc.	187,880
1,360		Mueller Industries, Inc.	29,879
4,460		Mueller Water Products, Inc.	16,101
14,300	@	RBC Bearings, Inc.	263,835
1,310		Worthington Industries	18,327

			530,827

		Mining: 1.4%
1,237	@	Coeur d’Alene Mines Corp.	18,270
280		Compass Minerals International, Inc.	15,016
420	L	Royal Gold, Inc.	19,559
2,580	@,L	USEC, Inc.	13,803
24,850	@@	Yamana Gold, Inc.	292,485

			359,133

		Miscellaneous Manufacturing: 4.5%
380		AO Smith Corp.	11,396
470	@	Ceradyne, Inc.	10,622
9,500		Clarcor, Inc.	272,270
54,707	@	Griffon Corp.	530,094
11,200		Matthews International Corp. — Class A	319,760
1,750		Movado Group, Inc.	13,265
1,240		Tredegar Corp.	17,385

			1,174,792

		Oil & Gas: 6.5%
45,570	@	Approach Resources, Inc.	407,396
13,900	@	Bill Barrett Corp.	473,017
2,340	@	Bronco Drilling Co., Inc.	13,900
8,250	@	Denbury Resources, Inc.	141,818
2,700	@	Harvest Natural Resources, Inc.	14,229
5,130	@	Parker Drilling Co.	24,008
38,800	@,L	Petroquest Energy, Inc.	214,952
2,820	@	Rosetta Resources, Inc.	24,619
16,400		St. Mary Land & Exploration Co.	355,224
1,460	@	Swift Energy Co.	23,988
560	@	Western Refining, Inc.	7,980

			1,701,131

		Oil & Gas Services: 3.2%
46,900	@@,L	Acergy SA ADR	484,946
9,200	L	CARBO Ceramics, Inc.	347,944
300	@	SEACOR Holdings, Inc.	22,923

			855,813

		Packaging & Containers: 1.3%
12,300		Packaging Corp. of America	198,276
12,400		Temple-Inland, Inc.	158,472

			356,748

		Pharmaceuticals: 2.0%
790		Medicis Pharmaceutical Corp.	12,419
1,790	@	Nektar Therapeutics	12,083
770	@	Par Pharmaceutical Cos., Inc.	10,280
460	@	PharMerica Corp.	8,068
2,190	@	Salix Pharmaceuticals Ltd.	19,885
29,550	@	Sepracor, Inc.	462,458
410	@	Valeant Pharmaceuticals International	9,426

			534,619

		Retail: 5.2%
3,271		Asbury Automotive Group, Inc.	31,075
11,900		Bob Evans Farms, Inc.	307,020
2,770		Brown Shoe Co., Inc.	22,492
970	@	Cabela’s, Inc.	12,891
14,180		Casey’s General Stores, Inc.	357,762
2,670	@	Chico’s FAS, Inc.	26,059
310	@	Children’s Place Retail Stores, Inc.	11,132
850	@	Collective Brands, Inc.	12,546
1,560		Haverty Furniture Cos., Inc.	16,411
830	@	HOT Topic, Inc.	5,984
630	@	Jo-Ann Stores, Inc.	13,614

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of May 31, 2009 (continued)

Shares			Value

		Retail (continued)
680		Men’s Wearhouse, Inc.	$11,621
2,210		Regis Corp.	38,741
2,060	@	Rush Enterprises, Inc. — Class A	24,040
1,640		Stage Stores, Inc.	19,893
10,900		World Fuel Services Corp.	462,596

			1,373,877

		Savings & Loans: 0.6%
2,920		Abington Bancorp, Inc.	23,681
1,070		BankFinancial Corp.	9,587
1,160		Berkshire Hills Bancorp., Inc.	24,824
1,430		ESSA Bancorp, Inc.	19,949
930		First Niagara Financial Group, Inc.	11,802
2,010		NewAlliance Bancshares, Inc.	26,009
2,900		Provident Financial Services, Inc.	28,536
1,340		United Financial Bancorp, Inc.	16,723

			161,111

		Semiconductors: 3.8%
33,500	@	Actel Corp.	377,880
1,560	@	Cypress Semiconductor Corp.	13,416
2,846	@	DSP Group, Inc.	20,634
12,610	@	Entegris, Inc.	36,317
2,150	@	Exar Corp.	13,889
510	@	Formfactor, Inc.	9,257
1,030	@	Macrovision Solutions Corp.	23,247
2,160	@	MKS Instruments, Inc.	29,182
1,790	@	Omnivision Technologies, Inc.	20,388
1,410	@	PMC — Sierra, Inc.	10,702
1,070	@	Skyworks Solutions, Inc.	10,197
21,930	@	Standard Microsystems Corp.	404,389
6,430	@	Triquint Semiconductor, Inc.	28,614
1,490	@	Zoran Corp.	16,509

			1,014,621

		Software: 0.3%
1,250	@	Avid Technology, Inc.	17,800
1,620	@	JDA Software Group, Inc.	24,138
930	@	Quest Software, Inc.	12,016
820	@	SYNNEX Corp.	21,222

			75,176

		Telecommunications: 0.6%
5,210	@	3Com Corp.	22,507
3,170	@	Adaptec, Inc.	8,622
230	@	Anixter International, Inc.	9,435
300		Applied Signal Technology, Inc.	6,279
1,200	@	Arris Group, Inc.	14,544
790		Atlantic Tele-Network, Inc.	17,988
1,040		Black Box Corp.	34,237
340	@	EMS Technologies, Inc.	6,647
2,560	@	Harris Stratex Networks, Inc.	12,211
3,020	@	Sycamore Networks, Inc.	9,060
620	@	Tekelec	10,125
1,003	@	USA Mobility, Inc.	11,214

			162,869

		Textiles: 0.1%
1,910		G&K Services, Inc.	40,950

			40,950

		Toys/Games/Hobbies: 0.2%
1,200	@	Jakks Pacific, Inc.	15,300
2,140	@	RC2 Corp.	25,744

			41,044

		Transportation: 2.4%
850		Arkansas Best Corp.	23,894
9,030		Landstar System, Inc.	343,140
11,825	@	Marten Transport Ltd.	252,227
390	@@,L	Nordic American Tanker Shipping	13,081

			632,342

		Water: 0.1%
310		California Water Service Group	10,794
300	@	Pico Holdings, Inc.	8,379
400		SJW Corp.	8,100

			27,273

		Total Common Stock (Cost $29,709,099)	24,698,560

REAL ESTATE INVESTMENT TRUSTS: 3.0%

		Apartments: 0.0%
500		American Campus Communities, Inc.	11,495

			11,495

		Diversified: 1.4%
1,860		Colonial Properties Trust	14,471
17,260		Entertainment Properties Trust	350,723
330		Potlatch Corp.	8,639

			373,833

		Health Care: 0.3%
1,280		Care Investment Trust, Inc.	7,616
580		Healthcare Realty Trust, Inc.	9,553
5,280		Medical Properties Trust, Inc.	33,264
340		Omega Healthcare Investors, Inc.	5,430
1,180		Senior Housing Properties Trust	19,765
220		Universal Health Realty Income Trust	7,053

			82,681

		Hotels: 0.2%
9,900		Ashford Hospitality Trust, Inc.	40,095
2,230		DiamondRock Hospitality Co.	14,495

			54,590

		Mortgage: 0.3%
1,290		Anworth Mortgage Asset Corp.	8,591
750		Capstead Mortgage Corp.	8,948
270		Hatteras Financial Corp.	6,728
2,770		MFA Mortgage Investments, Inc.	17,340
8,075	L	Northstar Realty Finance Corp.	26,809
830		Redwood Trust, Inc.	13,214

			81,630

		Office Property: 0.3%
3,790		BioMed Realty Trust, Inc.	37,256
380		Corporate Office Properties Trust SBI MD	11,278
820		Franklin Street Properties Corp.	10,332
400		Highwoods Properties, Inc.	9,048

			67,914

		Single Tenant: 0.3%
2,490		National Retail Properties, Inc.	42,604
1,540		Realty Income Corp.	33,064

			75,668

		Storage: 0.1%
1,460		Extra Space Storage, Inc.	10,965
7,450		U-Store-It Trust	22,425

			33,390

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING SmallCap Value Multi-Manager Fund
as of May 31, 2009 (continued)

Shares			Value

		Warehouse/Industrial: 0.1%
2,820		DCT Industrial Trust, Inc.	$12,634

			12,634

		Total Real Estate Investment Trusts (Cost $1,330,336)	793,835

EXCHANGE-TRADED FUNDS: 0.5%

		Exchange-Traded Funds: 0.5%
2,800		iShares Russell 2000 Value Index Fund	130,508

		Total Exchange-Traded Funds (Cost $106,496)	130,508

		Total Long-Term Investments (Cost $31,145,931)	25,622,903

SHORT-TERM INVESTMENTS: 10.0%

		Affiliated Mutual Fund: 3.6%
952,946		ING Institutional Prime Money Market Fund — Class I	952,946

		Total Mutual Fund (Cost $952,946)	952,946

Principal
Amount			Value

		Securities Lending CollateralCC: 6.4%
$1,701,099		Bank of New York Mellon Corp. Institutional Cash Reserves	$1,680,057

		Total Securities Lending Collateral (Cost $1,701,099)	1,680,057

		Total Short-Term Investments (Cost $2,654,045)	2,633,003

	Total Investments in Securities
	(Cost $33,799,976)*	107.3%	$28,255,906
	Other Assets and Liabilities - Net	(7.3)	(1,916,905)

	Net Assets	100.0%	$26,339,001

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at May 31, 2009.

*	Cost for federal income tax purposes is $34,214,230.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,767,254
Gross Unrealized Depreciation	(7,725,578)

Net Unrealized Depreciation	$(5,958,324)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices	Significant Other	Significant
	in Active Markets	Observable	Unobservable
	for Identical Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)

Common Stock**	$24,698,560	$—	$—
Real Estate Investment Trusts	793,835	—	—
Exchange-Traded Funds	130,508	—	—
Short-Term Investments	952,946	1,680,057	—

Total	$26,575,849	$1,680,057	$—

Other Financial Instruments***	—	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.
***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of May 31, 2009

Shares			Value

COMMON STOCK: 74.5%

		Agriculture: 0.7%
261,337	@@,L	Cresud SACIF y A ADR	$2,503,608

			2,503,608

		Auto Manufacturers: 1.0%
360,836	@@,L	Tata Motors Ltd. ADR	3,492,892

			3,492,892

		Auto Parts & Equipment: 1.5%
175,800	@@	Magna International, Inc.	5,701,194

			5,701,194

		Banks: 2.7%
84,300	@@	ICICI Bank Ltd. ADR	2,625,102
793,100	@@	Sumitomo Trust & Banking Co., Ltd. ADR	3,711,708
230,640	@,@@	UBS AG — Reg	3,466,519

			9,803,329

		Biotechnology: 0.7%
52,370	@	Amgen, Inc.	2,615,358

			2,615,358

		Chemicals: 0.5%
32,776		Mosaic Co.	1,792,847

			1,792,847

		Coal: 5.8%
660,270		Arch Coal, Inc.	12,234,803
91,700		Consol Energy, Inc.	3,774,372
156,700		Peabody Energy Corp.	5,324,666

			21,333,841

		Cosmetics/Personal Care: 0.6%
10,500	@@,L	Kao Corp. ADR	2,294,880

			2,294,880

		Distribution/Wholesale: 2.8%
367,400	@	Ingram Micro, Inc.	6,069,448
135,505	@	Tech Data Corp.	4,338,870

			10,408,318

		Electric: 3.5%
142,320		Ameren Corp.	3,310,363
206,100	@@	Centrais Eletricas Brasileiras SA ADR — Class B	2,671,056
385,600	@,@@	Korea Electric Power Corp. ADR	4,426,688
162,000	L	Mirant Corp.	—
271,800		PNM Resources, Inc.	2,514,150

			12,922,257

		Electronics: 0.5%
107,100	@@,L	Advantest Corp. ADR	1,911,735

			1,911,735

		Engineering & Construction: 0.7%
94,800	@	Shaw Group, Inc.	2,578,560

			2,578,560

		Environmental Control: 0.8%
127,200		Republic Services, Inc.	2,898,888

			2,898,888

		Food: 6.2%
494,600	@,L	Smithfield Foods, Inc.	6,147,878
819,000		Tyson Foods, Inc.	10,909,080
301,378	L	Whole Foods Market, Inc.	5,687,003

			22,743,961

		Forest Products & Paper: 0.7%
2,338,800	@,@@	Domtar Corp.	2,666,232

			2,666,232

		Healthcare — Products: 0.9%
72,600	@	Zimmer Holdings, Inc.	3,234,330

			3,234,330

		Healthcare — Services: 2.3%
341,000	@	Health Net, Inc.	5,108,180
108,600	@	Humana, Inc.	3,402,438

			8,510,618

		Home Builders: 0.3%
120,200	@@	Sekisui House Ltd. ADR	1,152,718

			1,152,718

		Insurance: 0.7%
181,450		CNA Financial Corp.	2,632,840

			2,632,840

		Internet: 1.8%
375,970	@	eBay, Inc.	6,624,591

			6,624,591

		Machinery — Diversified: 1.8%
171,300	@	AGCO Corp.	4,943,718
137,000		Alamo Group, Inc.	1,578,240

			6,521,958

		Media: 2.3%
151,700		Scholastic Corp.	2,973,320
253,385	@	Viacom — Class B	5,617,545

			8,590,865

		Mining: 21.9%
701,000	@@,L	Alumina Ltd. ADR	3,056,360
610,134	@,@@	Banro Corp.	1,128,748
342,600	@@	Barrick Gold Corp.	13,046,210
141,200	@@,L	Cameco Corp.	3,897,120
1,254,500	@,@@,	Crystallex International Corp.	338,715
	L
550,600	@@	Gold Fields Ltd. ADR	7,477,148
161,142	@	Gold Reserve, Inc.	95,074
364,431	@@	Iamgold Corp.	4,107,137
240,825	@,@@	Ivanhoe Mines Ltd.	1,319,721
759,200	@@	Kinross Gold Corp.	15,351,024
552,400	@,@@,	Lihir Gold Ltd. ADR	14,279,540
	L
296,320		Newmont Mining Corp.	14,481,158
395,124	@,@@, L	Novagold Resources, Inc.	2,026,986
8,700	@,@@, L	Silver Standard Resources, Inc.	207,843

			80,812,784

		Miscellaneous Manufacturing: 0.0%
239,300	@,L	Geovic Mining Corp.	107,685

			107,685

		Oil & Gas: 4.3%
27,600		Chevron Corp.	1,840,092
116,900		ConocoPhillips	5,358,696
125,400		Pioneer Natural Resources Co.	3,526,248
59,000	@@	Suncor Energy, Inc.	2,089,190
163,000		Tesoro Corp.	2,761,220
159,100	@	Warren Resources, Inc.	353,202

			15,928,648

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of May 31, 2009 (continued)

Shares			Value

		Oil & Gas Services: 1.5%
359,700		BJ Services Co.	$5,625,708

			5,625,708

		Pharmaceuticals: 1.9%
466,190		Pfizer, Inc.	7,081,426

			7,081,426

		Savings & Loans: 0.0%
139,179	I	Washington Mutual, Inc.	13,918

			13,918

		Semiconductors: 0.1%
454,600	@	Axcelis Technologies, Inc.	195,478

			195,478

		Software: 1.8%
311,850		Microsoft Corp.	6,514,547

			6,514,547

		Telecommunications: 3.3%
116,100	@@	KT Corp. ADR	1,571,994
308,700	@@	TELUS Corp.	8,773,254
6,900	@@,L	Tim Participacoes SA ADR	135,585
134,700	@@	Turkcell Iletisim Hizmet AS ADR	1,792,857

			12,273,690

		Transportation: 0.9%
63,700		Union Pacific Corp.	3,138,499

			3,138,499

		Total Common Stock (Cost $283,548,566)	274,628,203

PREFERRED STOCK: 2.7%

		Telecommunications: 2.0%
14,500	P	Lucent Technologies Capital Trust I	7,250,000

			7,250,000

		Transportation: 0.7%
3,705		Kansas City Southern	2,798,201

			2,798,201

		Total Preferred Stock (Cost $15,459,024)	10,048,201

Principal
Amount			Value

CORPORATE BONDS/NOTES: 8.5%

		Airlines: 1.1%
$4,504,000	C	JetBlue Airways Corp., 3.750%, due 03/15/35	$4,188,720

			4,188,720

		Electronics: 0.2%
3,701,250	I	LTX Credence, 3.500%, due 05/15/11	555,188

			555,188

		Mining: 3.1%
379,000	±	Apex Silver, 0.000%, due 01/00/00	—
6,558,000	C	Coeur d’Alene Mines Corp., 1.250%, due 01/15/24	5,615,288
1,817,000	@@,C	Gold Reserve, Inc., 5.500%, due 06/15/22	981,180
7,831,000		USEC, Inc., 3.000%, due 10/01/14	4,913,953

			11,510,421

		Miscellaneous Manufacturing: 1.7%
2,820,000	C	Griffon Corp., 4.000%, due 07/18/23	2,668,425
6,129,000	C	Trinity Industries, Inc., 3.875%, due 06/01/36	3,470,546

			6,138,971

		Pharmaceuticals: 1.1%
5,746,000	C	Omnicare, Inc., 3.250%, due 12/15/35	4,043,748

			4,043,748

		Semiconductors: 0.0%
1,700,000	@@,±, I	Qimonda Finance, LLC, 6.750%, due 03/22/13	44,625

			44,625

		Telecommunications: 1.3%
6,248,000		NII Holdings, Inc., 3.125%, due 06/15/12	4,701,620

			4,701,620

		Total Corporate Bonds/Notes (Cost $33,348,521)	31,183,293

		Total Long-Term Investments (Cost $332,356,111)	315,859,697

Shares			Value

SHORT-TERM INVESTMENTS: 18.4%

		Affiliated Mutual Fund: 13.6%
50,132,740		ING Institutional Prime Money Market Fund — Class I	$50,132,740

		Total Mutual Fund (Cost $50,132,740)	50,132,740

Principal
Amount			Value

		Securities Lending CollateralCC: 4.8%
$17,950,278		Bank of New York Mellon Corp. Institutional Cash Reserves	$17,837,744

		Total Securities Lending Collateral (Cost $17,950,278)	17,837,744

		Total Short-Term Investments (Cost $68,083,018)	67,970,484

	Total Investments in Securities
	(Cost $400,439,129)*	104.1%	$383,830,181
	Other Assets and Liabilities - Net	(4.1)	(14,987,353)

	Net Assets	100.0%	$368,842,828

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING Value Choice Fund
as of May 31, 2009 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at May 31, 2009.
±	Defaulted security

*	Cost for federal income tax purposes is $404,605,475.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$33,978,045
Gross Unrealized Depreciation	(54,753,339)

Net Unrealized Depreciation	$(20,775,294)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices	Significant Other	Significant
	in Active Markets for	Observable	Unobservable
	Identical Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)

Common Stock**	$274,628,203	$—	$—
Preferred Stock	—	10,048,201	—
Corporate Bonds/Notes	—	31,183,293	—
Short-Term Investments	50,132,740	17,837,744	—

Total	$324,760,943	$59,069,238	—

Other Financial Instruments***	—	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.
***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Equity Trust was held April 3, 2009, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

To approve a new sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) for ING Growth Opportunities Fund (the “Fund”) between ING Investments, LLC (“ING Investments” or the “Adviser”), the Fund’s investment adviser, and ING Investment Management Co. (“ING IM” or the “Proposed Sub-Adviser”), under which ING IM would become the sub-adviser to the Fund.

Shares
Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Growth Opportunities Fund (formerly ING LargeCap Growth Fund)	1	2,569,452.214	86,701.931	586,975.256	0.000	3,243,129.401

*	The Shareholder Meeting for Proposal 1 was passed.

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Real Estate Fund
Class A	NII	$0.2420
Class B	NII	$0.1567
Class C	NII	$0.1702
Class I	NII	$0.2883
Class O	NII	$0.2415
Class Q	NII	$0.2702
Class W	NII	$0.2798
All Classes	ROC	$0.1360
ING Equity Dividend Fund
Class A	NII	$0.2203
Class B	NII	$0.1750
Class C	NII	$0.1820
ING MidCap Opportunities Fund
All Classes	LTCG	$0.1163
ING SmallCap Value Multi-Manager Fund
Class A	NII	$0.0733
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.1149
Class W	NII	$0.1244
ING Value Choice Fund
Class A	NII	$0.1141
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.1605
Class O	NII	$0.1540
Class W	NII	$0.1583
All Classes	STCG	$0.0825
All Classes	LTCG	$0.1777

NII — Net investment income
ROC — Return of capital
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Equity Dividend Fund	100.00%
ING SmallCap Value Multi-Manager Fund	100.00%
ING Value Choice Fund	39.81%

For the year ended May 31, 2009, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Equity Dividend Fund	100.00%
ING SmallCap Value Multi-Manager Fund	100.00%
ING Value Choice Fund	49.39%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Equity Dividend Fund	0.10%
ING SmallCap Value Multi-Manager Fund	1.04%
ING Value Choice Fund	34.86%

ING Value Choice Fund designates 100.00% of its short-term capital gain distribution as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds
				in Fund	Other
	Position(s)	Term of Office		Complex(2)	Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships
Name, Address, and Age	the Trust	Time Served(1)	during the Past 5 Years	by Trustee	held by Trustee

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 — Present	Consultant, Glantuam Partners, LLC (January 2009 — Present); President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	158	None

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — March 2006).	158	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Trustee	January 2006 — Present	Consultant and President, Ravengate Partners LLC (January 2000 — Present).	158	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Trustee	November 2007 — Present	Retired partner, PricewaterhouseCoopers, LLP.	158	First Marblehead Corporation (September 2003 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Trustee	February 2002 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	158	Bankers Trust Company, N.A. Des Moines (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	158	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corp (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	158	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:63	Chairman and Trustee	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).	158	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

Trustees who are “Interested Persons”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	November 2007 — Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 — December 2007).	158	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Number of
Funds
				in Fund	Other
	Position(s)	Term of Office		Complex(2)	Directorships/
	held with	and Length of	Principal Occupation(s)	Overseen	Trusteeships
Name, Address, and Age	the Trust	Time Served(1)	during the Past 5 Years	by Trustee	held by Trustee

Shaun P. Mathews(3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); and Chief Marketing Officer, ING USFS (April 2002 — October 2004)	195	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); and Chief Marketing Officer, ING USFS (April 2002 — October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	February 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	February 2002 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(5) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Trust	Time Served(1)	during the Past 5 Years

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	February 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008) and Tax Senior, ING Funds Services (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Approval of New Sub-Advisory Contract

Section 15 of the Investment Company Act of 1940 Act, as amended (the “1940 Act”), mandates that, when a series of ING Equity Trust (the “Trust”) enters into a new sub-advisory agreement, the Board of Trustees (the “Board”) of the Trust, including a majority of Board members who have no direct or indirect interest in the Advisory and Sub-Advisory contracts, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered in determining whether to approve a new sub-advisory arrangement for one of its series, ING Growth Opportunities Fund.

ING Growth Opportunities Fund

ING Growth Opportunities Fund (f/k/a ING LargeCap Growth Fund) had been sub-advised by Wellington Management Company, LLP (“Wellington”) since June 1, 2003. At a meeting of the Board held on November 14, 2008, the Board, including a majority of the Independent Trustees, determined to: (1) terminate Wellington as sub-adviser to the Fund following a notice period; (2) appoint ING Investment Management Co. (“ING IM”) as sub-adviser to the Fund; and (3) approve a sub-advisory contract (“Sub-Advisory Contract”) with ING IM under which it would serve as Sub-Adviser to the Fund. The Sub-Advisory Contract was subject to shareholder approval and did not become effective until April 3, 2009. In order for management of the Fund to continue uninterrupted after the termination of Wellington, the Board, at its November 14, 2008 meeting, also approved an interim sub-advisory agreement with ING IM that became effective on January 26, 2009 (the “Interim Agreement”), under which ING IM began serving as the sub-adviser to the Fund and providing day-to-day management services to the Fund on that date. The Interim Agreement was put into place to bridge the period between the termination of Wellington and the date of a Special Meeting of Shareholders that was called for the purpose of determining whether to approve the Sub-Advisory Contract.

In determining whether to approve the Interim Agreement and the Sub-Advisory Contract with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Interim Agreement and Sub-Advisory Contract should be approved for the Fund. The materials provided to the Board to inform its consideration of whether to approve the Interim Agreement and Sub-Advisory Contract with ING IM included the following: (1) ING IM’s presentation before the Domestic Equity Funds Investment Review Committee at its November 13, 2008 meeting; (2) memoranda and related materials provided to the Board in advance of its November 14, 2008 meeting discussing: (a) Management’s rationale for recommending that ING IM serve as Sub-Adviser to the Fund, (b) the performance of ING IM in managing the ING IM Large-Cap Growth Composite and ING IM Mid-Cap Growth Composite, which in a 65/35 allocation mix (the “ING IM Blended Composite”) is composed of accounts that are managed in an investment style that mirrors its proposed management of the Fund (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (c) the capabilities of the ING IM large-cap growth, mid-cap growth, small-cap growth and international research teams; (3) Fund Analysis and Comparison Tables for the Fund that provide information about the performance of the ING IM Blended Composite and the performance of the Fund’s proposed Selected Peer Group; (4) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Interim Agreement and Sub-Advisory Contract with ING IM; (6) an analysis regarding the effect that the proposed Sub-Adviser addition would have on the profitability of ING Investments, LLC, the adviser to the Fund (the “Adviser”); and (7) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as Sub-Adviser to the Fund, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of ING IM as a manager to similar funds; (2) ING IM’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING IM under the proposed Interim Agreement and Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the Interim Agreement and Sub-Advisory

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Contract in light of the services to be provided by ING IM and the projected profitability of ING IM as the Fund’s Sub-Adviser; (6) the costs for the services to be provided by ING IM, including that the management fee would not change after the appointment of ING IM; (7) the sub-advisory fee payable by the Adviser to ING IM and the resulting increase in the profitability of the Adviser arising out of the lower sub-advisory fee payable by the Adviser to ING IM; (8) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (9) the appropriateness of the selection of ING IM in light of the Fund’s investment objective and investor base; and (10) ING IM’s Code of Ethics, which had been previously approved by the Board, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as Sub-Adviser to the Fund under the Interim Agreement and the Sub-Advisory Contract with ING IM; (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Fund’s Chief Compliance Officer that ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Interim Agreement and Sub-Advisory Contract for the Fund. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund VIII
ING Index Plus LargeCap Equity Fund IX
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Classic Money Market Fund
ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEABCIOQW                  (0509-072909)

Annual Report
May 31, 2009
Classes A, B and C
Equity Index Funds
■ ING Index Plus LargeCap Equity Fund VIII
      (formerly, ING Principal Protection Fund VIII)
■ ING Index Plus LargeCap Equity Fund IX
      (formerly, ING Principal Protection Fund IX)
Principal Protection Funds
■ ING Principal Protection Fund X
■ ING Principal Protection Fund XI
■ ING Principal Protection Fund XII
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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER
Dear Shareholder:
As we look ahead, there is an increasing sense that the outlook for the world economy and financial markets is improving. In our opinion, it is looking as if the United States could climb out of recession by the end of 2009, though the domestic economy is likely to remain weak and unemployment could still increase. Still, we may have more room for optimism.
Investors, at least, seem to have grown more optimistic about the prospects for economic recovery: the stock market rally that began in March is continuing, albeit if at a slower pace than earlier. What can we discern about mutual fund investors?
Results from several recent studies of retirement savers indicate that these fund investors have kept up their contributions despite the turmoil in the financial markets.1 A significant number of investors shifted their allocations, however, seeking to lower portfolio volatility by reducing their exposure to equities and increasing their exposure to stable value funds. The same behavior appears to be true across the broader mutual fund investor base as substantial monies flowed to fixed income products and money market products during the first five months of this year.
That reaction, though understandable, may not have been the best move for savers’ long-term interests. Becoming too defensive can be costly in the long run. It is important to keep in mind that saving for retirement or other purposes is a long-term endeavor. We believe an appropriately constructed investment plan that you can adhere to steadily over time stands the greatest chance of achieving your goals.
Some of those investors who opted for lower equity exposure may decide to move back into equities gradually. Before making any change in your savings program or portfolio, we urge you to discuss it thoroughly with your financial advisor.
Thank you for your continued confidence in ING. We look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews,
President and Chief Executive Officer
ING Funds
June 26, 2009
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.
For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Source: 401(k) Investors Ignored Market Turmoil, Studies Show, Ignites, June 15, 2009. Online at http://www.ignites.com/articles/20090615/investors_ignored_market_turmoil_studies_show.

1

Market Perspective: Year Ended May 31, 2009
In our semi-annual report, we described a financial world staring into the abyss of credit market collapse. Matters would get worse before they got better. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), had plunged 36.10% to the end of November. The MSCI World Index(1) continued to slide and by March 9, 2009, it dropped another 21.00%, plumbing levels not seen since late 2002. From there markets recovered, fitfully but strongly, and squeezed out a gain of 5.90% for the second half-year, shaving the loss for the fiscal year ended May 31, 2009 to 32.30%. (The MSCI World® Index dropped 34.83% for the fiscal year ended May 31, 2009, measured in U.S. dollars). In currencies, the dollar fell 10.30% against the euro and 5.00% against the pound in the second six months, reducing dollar gains for the fiscal year ended May 31, 2009 to respectively, 9.70% and 22.00%. Against the yen, the dollar lost 9.60% for the fiscal year ended May 31, 2009, all but 0.20% of this in the first half of the fiscal year.
The global credit crisis had worsened after the U.S. government, by then the judge, jury and executioner for financial institutions in trouble, allowed Lehman Brothers no reprieve from bankruptcy. Lending all but seized up. Investors dumped risky asset classes to buy U.S. Treasuries or repay debt.
The policy response was huge but initially muddled. The Troubled Assets Relief Program (“TARP”), with a budget of $700 billion, was originally intended to relieve banks’ balance sheets of enormous volumes of distressed loans and toxic assets. Instead most of the money was used to recapitalize the banks.
Other government-sponsored programs provided practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5.00% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee (“FOMC”) reduced interest rates to between 0% and 0.25%.
But credit conditions remained conspicuously tight and the real economy was still in trouble.
Unemployment reached 8.90% in April, the highest since 1983. In the first quarter of 2009, 9.12% of mortgages were in delinquency as house prices sank nearly 19.00% year-over-year according to the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) for 20 major metropolitan areas. Inflation recorded its first annual decline since 1955. Gross Domestic Product (“GDP”) fell at an annualized rate of 5.70% in the first quarter of 2009, after falling 6.30% in the previous quarter, the worst performance since 1982.
Yet by early March, some of the news was getting less bad and before long, the term “green shoots” seemed to be on the lips of almost every financial commentator. Durable goods orders, consumer confidence and at last, new home sales and single family housing starts unexpectedly picked up from still poor levels. Some hard details were announced about a new Public-Private Investment Program to buy up banks’ distressed securities: many people think it might work. And some banks even reported first quarter headline profits, although the footnotes and fine print were less impressive. Still, news usually has to get less bad before it becomes good and these tentative signs of hope were enough to inspire a partial return to favor for risky asset classes, at least through May.
U.S. fixed income markets had a tumultuous six months, reflecting the appetite for risk. The Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.36% for the fiscal year ended May 31, 2009, 5.10% of it after November. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4) gained 36.14% after November, but lost 7.06% for the fiscal year ended May 31, 2009. The yield on the ten-year U.S. Treasury Note started the fiscal year at 3.76%, fell by the end of 2008 to 2.24%, the lowest since 1954, but recovered to 3.46% by the end of the fiscal year ended May 31, 2009.
U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5) including dividends, edged ahead 4.10% in the six months through May 2009, which did little to cushion a 32.60% fall for the fiscal year ended May 31, 2009. The first quarter of 2009 marked the seventh straight quarter of declining profits from one year earlier for S&P 500® companies. As with stock markets generally, March 9, 2009 was the low point, when the index closed at September 1996 levels. From there it recovered 36.60%, with the financials sub-index soaring 97.30%.
International markets also took heart after March 9, 2009, as lower interest rates, government stimulus and a smattering of not-so-bad economic reports led many to feel that the worst of the crisis was over. The

2

Market Perspective: Year Ended May 31, 2009
MSCI Japan® Index(6) added 9.30% for the six months through May, but fell 36.30% for the fiscal year ended May 31, 2009. GDP in the first quarter of 2009 was 4.00% less than in the previous quarter, as exports halved in value year-over-year. Nevertheless, sentiment was supported by the scale of China’s $586 billion stimulus package. The MSCI Europe ex UK® Index(7) rose 4.40%, (down 34.10% for the fiscal year ended May 31, 2009). First quarter Eurozone GDP fell 4.60% from the previous year, depressed also by slumping exports, especially for Germany, the world’s biggest exporter. After a slow start, the European Central Bank ultimately cut interest rates back to 1.00%. The MSCI UK® Index(8) gained 5.80% (down 23.50% for the fiscal year ended May 31, 2009). The effects of a bigger housing bubble than in the U.S. and deeper personal indebtedness pushed first quarter GDP down 4.10% from first quarter 2008, prompting the Bank of England to reduce interest rates to 0.50% and introduce quantitative easing. Yet retail sales held up fairly well and house prices were starting to firm as our fiscal year ended.

(1)	The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)	The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays U.S. Capital Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)	The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)	The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Parenthesis denote a negative number.
All indices are unmanaged and investors cannot invest directly in an index.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING Index Plus LargeCap Equity Fund VIII	Portfolio Managers’ Report
ING Index Plus Large Cap Equity Fund VIII* (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a risk profile consistent with the S&P 500® Index. The Fund is managed by Vincent Costa, Portfolio Manager**, of ING Investment Management Co. — the Sub-Adviser.
Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (2.42)% compared to the S&P 500® Index(1) and the Barclays Capital 1-3 Year Government Index(2) (“Barclays Capital 1-3 Gov Index”), which returned (32.57)% and 5.34%, respectively, for the same period.
Portfolio Specifics: The Fund converted from ING Principal Protection Fund VIII (“PPF”) to ING Index Plus LargeCap Equity Fund VIII in December 2008. The first seven months of the Fund’s fiscal year performance thus resulted from its PPF investment discipline and the rest of the year’s results stemmed from its Index Plus discipline.
In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income reduces the Fund’s ability to fully participate in rising equity markets.
Until the Fund matured, the fixed-income component was invested in a mix of U.S. Treasury and U.S. agency Separate Trading of Registered Interest and Principal Securities (“STRIPs”). The Fund had an overweight in agencies compared to the benchmark, which detracted from performance since Treasuries outperformed agencies. The Fund’s shorter duration as it approached maturity was also a drag as longer duration issues also outperformed shorter duration issues over the period. The Fund’s equity component also detracted from results during this period.

After the conversion in December 2008, the Fund’s equity component outperformed its benchmark, the S&P 500® Index, through the fiscal year-end gross of expenses. The sector positioning added modestly to the result. Within sectors, stock selection in the consumer staples, financials and healthcare sectors contributed. This was partly offset by detractions from the technology and consumer discretionary sectors.
Current Outlook and Strategy: Our quantitative equity approach builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the portfolio to capitalize on what we believe are high quality companies in the S&P 500® Index with superior business momentum, strong earnings and attractive valuations. The portfolio is rebalanced twice monthly to help maintain the focus on attractively screening stocks. At the close of the reporting period, the Fund was overweight the industrials, information technology and financials sectors, and underweight in the consumer staples, healthcare, consumer discretionary and materials sectors. The Fund had a modest value tilt and slightly higher expected current-year earnings growth compared to the S&P 500® Index.

*	Effective December 23, 2008, the Fund changed its name from “ING Principal Protection Fund VIII” to “ING Index Plus LargeCap Equity Fund VIII.” Prior to December 23, 2008, the Fund had a different investment objective and different principal investment strategies.

**	Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager of the Fund.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)	The Barclays Capital 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.
Top Ten Holdings
as of May 31, 2009
(as a percent of net assets)

ExxonMobil Corp.	4.2%
International Business Machines Corp.	2.4%
Microsoft Corp.	2.0%
Cisco Systems, Inc.	1.8%
Apple, Inc.	1.8%
Pfizer, Inc.	1.8%
General Electric Co.	1.8%
JPMorgan Chase & Co.	1.8%
AT&T, Inc.	1.7%
Wells Fargo & Co.	1.7%
Portfolio holdings are subject to change daily.

4

Portfolio Managers’ Report	ING Index Plus LargeCap Equity Fund VIII

Average Annual Total Returns for the Periods Ended May 31, 2009
			Since Inception
			of Classes A, B and C
	1 Year	5 Year	December 23, 2003
Including Sales Charge:
Class A(1)	(8.04)%	0.76%	0.62%
Class B(2)	(7.94)%	0.67%	0.95%
Class C(3)	(4.06)%	1.21%	0.95%
Excluding Sales Charge:
Class A	(2.42)%	1.97%	1.73%
Class B	(3.15)%	1.21%	0.95%
Class C	(3.10)%	1.21%	0.95%
S&P 500® Index(4)	(32.57)%	(1.90)%	(1.49)	%(6)
Barclays Capital 1-3 Gov Index(5)	5.34%	4.24%	3.90	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Equity Fund VIII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Effective December 23, 2008, the maximum Class A sales charge has been lowered to 3.00%. Return calculations with a starting date prior to December 23, 2008 are based on a 5.75% sales charge, while returns with a starting date on or after December 23, 2008 are based on a 3.00% sales charge.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return. Effective December 23, 2008, the Class C deferred sales charge has been lowered to 0.75%.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The Barclays Capital 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from January 1, 2004.

Prior to December 23, 2008, the Fund had different investment objectives and principal investment strategies.

5

ING Index Plus LargeCap Equity Fund IX	Portfolio Managers’ Report
ING Index Plus Large Cap Equity Fund IX* (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a risk profile consistent with the S&P 500® Index. The Fund is managed by Vincent Costa, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.
Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (1.34)% compared to the S&P 500® Index(1) and the Barclays Capital 1-3 Year Government Index(2) (“Barclays Capital 1-3 Gov Index”), which returned (32.57)% and 5.34%, respectively, for the same period.
Portfolio Specifics: The Fund converted from ING Principal Protection Fund IX (“PPF”) to ING Index Plus LargeCap Equity Fund IX in April 2009. The first eleven months of the Fund’s fiscal year performance thus resulted from its PPF investment discipline and the rest of the year’s results stemmed from its Index Plus discipline.
In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income reduces the Fund’s ability to fully participate in rising equity markets.
Until the Fund matured, the fixed-income component was invested in a mix of U.S. Treasury and U.S. agency Separate Trading of Registered Interest and Principal Securities (“STRIPs”). The Fund had an overweight in agencies compared to the benchmark, which detracted from performance since Treasuries out performed agencies. The Fund’s shorter duration as it approached maturity was also a drag as longer duration issues also outperformed shorter duration issues over the period. The Fund’s equity component also detracted from results during this period.
After the conversion in April 2009, the Fund’s equity component underperformed its benchmark, the S&P 500® Index, through the fiscal year-end. The sector positioning added modestly to the result, mainly due to an overweight of a strong financials sector. Overall, stock selection was negative, with detractions from the consumer discretionary and financials sectors partly offset by a contribution from materials.
Current Outlook and Strategy: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. Our analysis positions the portfolio to capitalize on what we believe are high quality companies in the S&P 500® Index with superior business momentum, strong earnings and attractive valuations. The Fund is rebalanced twice monthly to help maintain the focus on attractively screening stocks. At the close of the reporting period, the Fund was overweight the industrials, information technology and financials sectors, and underweight in the consumer staples, healthcare, consumer discretionary and materials sectors. The Fund had a modest value tilt and slightly higher expected current-year earnings growth compared to the S&P 500® Index.

*	Effective April 22, 2009, the Fund changed its name from “ING Principal Protection Fund IX” to “ING Index Plus LargeCap Equity Fund IX.” Prior to April 22, 2009, the Fund had a different investment objective and different principal investment strategies.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)	The Barclays Capital 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.
Top Ten Holdings*
as of May 31, 2009
(as a percent of net assets)

ExxonMobil Corp.	4.1%
International Business Machines Corp.	2.4%
Microsoft Corp.	1.9%
Cisco Systems, Inc.	1.8%
Pfizer, Inc.	1.8%
JPMorgan Chase & Co.	1.8%
Apple, Inc.	1.8%
General Electric Co.	1.7%
AT&T, Inc.	1.7%
Wells Fargo & Co.	1.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.
Portfolio holdings are subject to change daily.

6

Portfolio Managers’ Report	ING Index Plus LargeCap Equity Fund IX

Average Annual Total Returns for the Periods Ended May 31, 2009
			Since Inception
			of Classes A, B and C
	1 Year	5 Year	April 22, 2004
Including Sales Charge:
Class A(1)	(6.98)%	1.20%	1.02%
Class B(2)	(6.87)%	1.12%	1.44%
Class C(3)	(2.96)%	1.68%	1.46%
Excluding Sales Charge:
Class A	(1.34)%	2.41%	2.20%
Class B	(2.02)%	1.65%	1.44%
Class C	(1.99)%	1.68%	1.46%
S&P 500® Index(4)	(32.57)%	(1.90)%	(1.61	)%(6)
Barclays Capital 1-3 Gov Index(5)	5.34%	4.24%	4.15	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Equity Fund IX against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%. Effective April 22, 2009, the maximum Class A sales charge has been lowered to 3.00%. Return calculations with a starting date prior to April 22, 2009 are based on a 5.75% sales charge, while returns with a starting date on or after April 22, 2009 are based on a 3.00% sales charge.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return. Effective April 22, 2009, the Class C deferred sales charge has been lowered to 0.75%.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The Barclays Capital 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from May 1, 2004.

Prior to April 22, 2009, the Fund had different investment objectives and principal investment strategies.

7

ING Principal Protection Funds X — XII	Portfolio Managers’ Report
During the Guarantee Period, the Principal Protection Funds (each a “PPF” and collectively the “PPFs”) seek to participate in favorable equity market conditions while preserving at least the principal amount of each PPF, as of the inception of the Guarantee Period. After the five year Guarantee Period, the Index Plus LargeCap period begins. During this Period, the PPFs will seek to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a risk profile consistent with the S&P 500® Index. At the end of the Guarantee Period, the guarantee will no longer apply. Each PPF is managed by the following Portfolio Management Team with ING Investment Management Co. (“ING IM”) the Sub-Adviser:
Asset Allocation: Paul Zemsky serves as strategist for the PPFs and is responsible for overseeing overall PPF strategy and the allocation of PPF Assets between the Equity and Fixed components.
Equity Component: Vincent Costa, Portfolio Manager*.
Fixed Component: Christine Hurtsellers and Michael Hyman, Portfolio Managers*.
Note: The PPFs are closed to new deposits.
Performance: Listed below are the Class A share total returns of each PPF, excluding sales charges, the S&P 500® Index(1) and the Barclays Capital 1-3 Year Government Index(2) for the year ended May 31, 2009:

PPF X	(8.63)%
PPF XI	(5.66)%
PPF XII	(2.98)%
S&P 500® Index(1)	(32.57)%
Barclays Capital 1-3 Gov Index(2)	5.34%

*	Effective January 13, 2009, Omar Aguilar and James B. Kauffmann are no longer portfolio managers of the Funds. Michael Hyman and Christine Hurtsellers have been added as portfolio managers.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)	The Barclays Capital 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.
Portfolio Specifics: PPFs performance results from a combination of returns on the equity and bond portfolios, and the asset allocation blend between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Historically, stocks have proven to be more volatile than bonds, which was an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to maturity date and the ratio of current assets to the underlying guarantee amount are also important. The allocation to equities and fixed income depends on these factors and the paths they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Funds generally buy equities (and sell bonds) when the equity market rises and sell equities (and buy bonds) as the equity market declines. The use of fixed-income reduces the Funds’ ability to participate fully in rising equity markets.
Principal Protection Fund (“Fund”) X
During the period, the ability to move out of equities and into bonds was a positive element due to the falling stock market. Given the dramatic decline in equities, the asset allocation model moved out of equities into fixed income, providing downside protection. The Fund’s equity component had been converted to a mix of exchange-traded funds (“ETFs”) and futures, which closely tracked the stock market as measured by the S&P 500® Index. Therefore, the equity component’s performance was in line with the index. The fixed-income component underperformed the Barclays Capital 1-3 Year Government Index. The Fund invests in a mix of U.S. Treasury and U.S. agency Separate Trading of Registered Interest and Principal Securities (“STRIPs”). The Fund’s shorter duration was the primary detractor from performance.
Principal Protection Fund (each a “Fund” and collectively, the “Funds”) XI and XII
During the period, the ability to move out of equities and into bonds was a positive element due to the falling stock market. Given the dramatic decline in equities, the asset allocation model moved out of equities into fixed income,

8

Portfolio Managers’ Report	ING Principal Protection Funds X — XII
providing downside protection. The Fund’s equity component had been converted to a mix of ETFs and futures, which closely tracked the stock market as measured by the S&P 500® Index. Therefore, the equity component’s performance was in line with the index. The fixed-income component underperformed the Barclays Capital 1-3 Year Government Index. The Fund invests in a mix of U.S. Treasury and U.S. agency STRIPs. The Fund’s shorter duration and overweight to agencies detracted from performance.
Current Strategy and Outlook: Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned in “Portfolio Specifics” above and not on a qualitative evaluation of the bond versus the equity markets. As of May 31, 2009, the equity component of the funds was 0% to 4% depending on the PPF, due to the closeness to maturity and the weak equity markets over the last five years.
The S&P 500® Index has risen more than 35% from its lows, spurred by growing signs of economic stabilization, better than expected first-quarter earnings reports and improved conditions in credit markets. Large-scale shutdowns in the auto industry could reverse the run of better than expected data that has supported the rally. While the skepticism over the government policies’ effectiveness has begun to fade, investors have new concerns about the impact of budget deficits, interest rates, and potential growth of the economy as more market participants criticize the government’s involvement.
Bank lending standards, while still tight, are also moderating slowly, and credit conditions as a whole are still far from normal. However, we believe that revisions to economic forecasts and earnings estimates will begin to stabilize. In our opinion, recent data suggest that the consensus remains excessively pessimistic about the prospects for U.S. economic recovery. Smaller than forecast loss of jobs in May and positive revisions to previous months’ jobs data suggest that job losses are moderating, despite fears of much larger payroll declines. Initial unemployment claims, while still quite high, also continue to decline from their to-date highest levels in March. The resolution of the Chrysler bankruptcy opens the way for production to restart and is an encouraging sign for GM restructuring.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

Portfolio Managers’ Report	ING Principal Protection Fund X

Average Annual Total Returns for the Periods Ended May 31, 2009
		Since Inception
		of Classes A, B and C
	1 Year	August 17, 2004
Including Sales Charge:
Class A(1)	(13.85)%	(0.41)%
Class B(2)	(13.87)%	(0.48)%
Class C(3)	(10.20)%	0.08%
Excluding Sales Charge:
Class A	(8.63)%	0.83%
Class B	(9.34)%	0.06%
Class C	(9.29)%	0.08%
S&P 500® Index(4)	(32.57)%	(1.79	)%(6)
Barclays Capital 1-3 Gov Index(5)	5.34%	4.22	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund X against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The Barclays Capital 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from September 1, 2004.

10

Portfolio Managers’ Report	ING Principal Protection Fund XI

Average Annual Total Returns for the Periods Ended May 31, 2009
		Since Inception
		of Classes A, B and C
	1 Year	November 18, 2004
Including Sales Charge:
Class A(1)	(11.07)%	(0.52)%
Class B(2)	(11.05)%	(0.57)%
Class C(3)	(7.35)%	0.04%
Excluding Sales Charge:
Class A	(5.66)%	0.79%
Class B	(6.40)%	0.03%
Class C	(6.42)%	0.04%
S&P 500® Index(4)	(32.57)%	(3.31	)%(6)
Barclays Capital 1-3 Gov Index(5)	5.34%	4.52	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund XI against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The Barclays Capital 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from December 1, 2004.

11

Portfolio Managers’ Report	ING Principal Protection Fund XII

Average Annual Total Returns for the Periods Ended May 31, 2009
		Since Inception
		of Classes A, B and C
	1 Year	February 16, 2005
Including Sales Charge:
Class A(1)	(8.57)%	(0.18)%
Class B(2)	(8.40)%	(0.19)%
Class C(3)	(4.60)%	0.46%
Excluding Sales Charge:
Class A	(2.98)%	1.21%
Class B	(3.64)%	0.46%
Class C	(3.64)%	0.46%
S&P 500® Index(4)	(32.57)%	(4.14	)%(6)
Barclays Capital 1-3 Gov Index(5)	5.34%	4.79	%(6)
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Principal Protection Fund XII against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance date shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)	The Barclays Capital 1-3 Gov Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. Government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. Government.

(6)	Since inception performance for the indices is shown from March 1, 2005.

12

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS
What is the Investment Strategy During the Guarantee Period?
The PPFs undertake (“Payment Undertaking”) that on the Guarantee Maturity Date specified in the Prospectuses, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the inception of the Guarantee Period, less certain expenses not covered by the Expense Limitation Agreement (“Guaranteed Amount”), provided that all dividends and distributions received from a PPF have been reinvested and no shares have been redeemed. Note: An investor must act on the Guarantee Maturity Date in order to receive the Guaranteed Amount.
The PPFs do not implement an “investment strategy” in any conventional sense. Rather, the PPFs’ asset allocation strategy seeks to optimize the exposure of the PPFs to the Equity Component while protecting the PPFs’ assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the Payment Undertaking. The PPFs allocate their assets among the following asset classes:
•	During the Guarantee Period, the PPFs’ assets will be allocated between the:
•	Equity Component, consisting primarily of common stocks included in the S&P 500® Index and futures contracts on the S&P 500® Index; and the

•	Fixed Component, consisting primarily of short- to intermediate-duration U.S. government securities.
The PPFs’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that the assets of any Fund would fall below the amount of the Payment Undertaking. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, or to any investment returns generated by the PPFs.
How does the Funds’ Asset Allocation work?
The Sub-Adviser to the PPFs uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the PPFs, the then prevailing level of interest rates, equity market volatility, the PPFs’ total annual expenses, and the Maturity Date. The model determined the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.
Equity Component: The PPFs will employ an enhanced index strategy. This means that the PPFs invest at least 80% of the Equity Component’s net assets in stocks included in the S&P 500® Index although the weightings of the stocks will vary somewhat from their respective weightings in the index. The Equity Component may also include up to 20% of its assets in S&P 500® Index futures contracts. During the Guarantee Period, the PPFs may use futures for hedging purposes or to maintain liquidity to meet Shareholders Redemptions and minimize trading costs, but may only use futures on the S&P 500® Index and U.S. Treasury securities.
If the Equity Component’s market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500® Index, the Sub-Adviser may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the PPFs’ investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended, “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Sub-Adviser will not employ an enhanced index strategy when it invests in S&P 500® Index futures and ETFs.
Fixed Component: The Sub-Adviser looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. government and its agencies or instrumentalities of a short to intermediate duration. Duration refers to the sensitivity of fixed-income securities to interest rate changes. Generally, fixed-income securities

13

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (continued)
with shorter durations are less sensitive to changes in interest rates. These U.S. government securities include STRIPs, which are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by Standard & Poor’s (“S&P”) and/or Aa3 or higher by Moody’s Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.
What are the Principal Guarantee Period Risks?
Allocation Risk: If at the inception of, or at any time during, the Guarantee Period interest rates are low, the PPFs’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that a payment would be required under the Payment Undertaking. The effect of low interest rates on the PPFs would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed income securities. In addition, if during the Guarantee Period the equity markets experienced a major decline, the PPFs’ assets may become largely invested in the Fixed Component. If the value of the Equity Component were to decline by a significant amount, a complete reallocation to the Fixed Component would likely occur. In the event of a reallocation of 100% of the assets to the Fixed Component, the PPFs would not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the PPFs’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.
Opportunity Costs: The PPFs may allocate a substantial portion, and under certain circumstances all, of the PPF’s assets to the Fixed Component in order to conserve the PPFs’ assets to a level equal to or above the present value of the Payment Undertaking. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the PPFs’ assets. If the market value of the Equity Component rises, the percentage of the PFFs’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two components as well as the past performance of the PPFs will affect these allocations. For example, if the PPFs incur early loses, the PPFs may allocate 100% of the PPFs’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the PPFs participate in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the PPFs, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the PPFs and other factors. The PPFs might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.
Worse Case Scenarios for the PPFs’ Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee period: (a) the PPFs’ net asset value (“NAV”) decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the PPFs’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.
Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Sub-Adviser’s skill in determining which securities to overweight, underweight or avoid altogether.
Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the PPFs must distribute substantially all of their net income (including non-cash income attributable to zero coupon securities) to their shareholders each year for income and

14

INVESTMENT STRATEGY AND PRINCIPAL RISKS OF PRINCIPAL PROTECTION FUNDS (continued)
excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the PPFs may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy their distribution requirements.
Use of Futures: While the use of futures contracts by the PPFs can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the PPFs as a whole, it adds to the PPFs’ expense and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.
Risks of Using Derivatives: Certain securities in which the PPFs may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount due, the PPFs can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the PPFs’ share prices to decline. Markets of underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the PPFs’ realizing a lower return than expected on an investment.
Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the PPFs during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the PPFs, may increase the PPFs’ transaction costs.
The asset allocation process and sale of fixed income securities in connection with the transition period may also result in the realization of additional gains to the PPFs and may therefore also increase the tax liability of shareholders. The PPFs will distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Funds.
For further information on the PPFs’ investment strategies and principal risks, please refer to your prospectus and Statement of Additional Information.

15

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning			Expenses Paid	Beginning			Expenses Paid
	Account	Ending	Annualized	During the	Account	Ending	Annualized	During the
	Value	Account Value	Expense	Period Ended	Value	Account Value	Expense	Period Ended
	December 1, 2008	May 31, 2009	Ratio	May 31, 2009*	December 1, 2008	May 31, 2009	Ratio	May 31, 2009*
ING Index Plus LargeCap Equity Fund VIII
Class A	$1,000.00	$1,045.00	1.70%	$8.67	$1,000.00	$1,016.45	1.70%	$8.55
Class B	1,000.00	1,039.50	2.45	12.46	1,000.00	1,012.72	2.45	12.29
Class C	1,000.00	1,040.70	2.45	12.47	1,000.00	1,012.72	2.45	12.29
ING Index Plus LargeCap Equity Fund IX
Class A	$1,000.00	$1,060.80	1.61%	$8.27	$1,000.00	$1,016.90	1.61%	$8.10
Class B	1,000.00	1,057.30	2.27	11.64	1,000.00	1,013.61	2.27	11.40
Class C	1,000.00	1,058.10	2.25	11.55	1,000.00	1,013.71	2.25	11.30
ING Principal Protection Fund X
Class A	$1,000.00	$983.70	1.68%	$8.31	$1,000.00	$1,016.55	1.68%	$8.45
Class B	1,000.00	979.80	2.43	11.99	1,000.00	1,012.81	2.43	12.19
Class C	1,000.00	980.80	2.43	12.00	1,000.00	1,012.81	2.43	12.19
ING Principal Protection Fund XI
Class A	$1,000.00	$989.40	1.62%	$8.03	$1,000.00	$1,016.85	1.62%	$8.15
Class B	1,000.00	986.10	2.37	11.74	1,000.00	1,013.11	2.37	11.90
Class C	1,000.00	985.80	2.37	11.73	1,000.00	1,013.11	2.37	11.90

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning			Expenses Paid	Beginning			Expenses Paid
	Account	Ending	Annualized	During the	Account	Ending	Annualized	During the
	Value	Account Value	Expense	Period Ended	Value	Account Value	Expense	Period Ended
	December 1, 2008	May 31, 2009	Ratio	May 31, 2009*	December 1, 2008	May 31, 2009	Ratio	May 31, 2009*
ING Principal Protection Fund XII
Class A	$1,000.00	$999.80	1.75%	$8.73	$1,000.00	$1,016.21	1.75%	$8.80
Class B	1,000.00	996.20	2.50	12.44	1,000.00	1,012.47	2.50	12.54
Class C	1,000.00	997.10	2.50	12.45	1,000.00	1,012.47	2.50	12.54

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Shareholders and Board of Trustees
ING Equity Trust
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Plus LargeCap Equity Fund VIII (formerly, ING Principal Protection Fund VIII), ING Index Plus LargeCap Equity Fund IX (formerly, ING Principal Protection Fund IX), and ING Principal Protection Funds X, XI, and XII, each a series of ING Equity Trust, as of May 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of ING Equity Trust as of May 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
July 28, 2009

18

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2009

	ING		ING		ING
	Index Plus LargeCap		Index Plus LargeCap		Principal
	Equity		Equity		Protection
	Fund VIII		Fund IX		Fund X
ASSETS:
Investments in securities at value*	$13,769,422		$12,797,919		$23,527,891
Short-term investments in affiliates**	195,000		323,000		413,000
Cash	5,224		5,351		410
Cash collateral for futures	35,631		41,199		—
Receivables:
Investment securities sold	66,499		59,935		—
Dividends and interest	39,043		35,292		39
Reimbursement from affiliate (Note 5)	—		28,400		—
Prepaid expenses	392		340		258

Total assets	14,111,211		13,291,436		23,941,598

LIABILITIES:
Payable for investment securities purchased	69,361		62,558		—
Payable for fund shares redeemed	28,635		38,951		174,967
Payable to affiliates	16,690		16,570		31,780
Payable for trustee fees	1,897		1,550		1,081
Other accrued expenses and liabilities	39,893		39,635		51,633

Total liabilities	156,476		159,264		259,461

NET ASSETS	$13,954,735		$13,132,172		$23,682,137

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$18,474,382		$16,998,641		$27,361,683
Undistributed net investment income	—		79,290		—
Accumulated net realized loss on investments and futures	(5,583,017)		(4,767,480)		(3,936,284)
Net unrealized appreciation on investments and futures	1,063,370		821,721		256,738

NET ASSETS	$13,954,735		$13,132,172		$23,682,137

* Cost of investments in securities	$12,714,920		$11,986,745		$23,271,153
** Cost of short-term investments in affiliates	$195,000		$323,000		$413,000

Class A:
Net assets	$2,458,803		$1,246,959		$2,958,664
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01
Shares outstanding	267,064		134,564		347,406
Net asset value and redemption price per share	$9.21		$9.27		$8.52
Maximum offering price per share	$9.49	(1)	$9.56	(1)	$9.04	(2)
Class B:
Net assets	$10,092,327		$10,712,744		$18,513,473
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01
Shares outstanding	1,091,301		1,155,337		2,177,989
Net asset value and redemption price per share(3)	$9.25		$9.27		$8.50
Maximum offering price per share	$9.25		$9.27		$8.50
Class C:
Net assets	$1,403,605		$1,172,469		$2,210,000
Shares authorized	unlimited		unlimited		unlimited
Par value	$0.01		$0.01		$0.01
Shares outstanding	150,576		125,290		257,987
Net asset value and redemption price per share(3)	$9.32		$9.36		$8.57
Maximum offering price per share	$9.32		$9.36		$8.57

(1)	Maximum offering price is 3.00% and is computed at 100/97.00 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Maximum offering price is 5.75% and is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(3)	Redemption price per share may be reduced for any applicable contingent sales charges.
See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2009

	ING	ING
	Principal	Principal
	Protection	Protection
	Fund XI	Fund XII
ASSETS:
Investments in securities at value*	$16,894,722	$8,666,535
Short-term investments in affiliates**	174,000	27,000
Cash	627	791
Receivables:
Investment securities sold	—	60,824
Dividends and interest	28	14
Prepaid expenses	95	190
Reimbursement due from manager	—	114

Total assets	17,069,472	8,755,468

LIABILITIES:
Payable for fund shares redeemed	26,477	—
Payable to affiliates	35,314	11,816
Payable for trustee fees	2,018	515
Other accrued expenses and liabilities	35,973	22,107

Total liabilities	99,782	34,438

NET ASSETS	$16,969,690	$8,721,030

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$18,877,787	$9,392,595
Undistributed net investment income	41,559	22,593
Accumulated net realized loss on investments	(2,072,839)	(842,861)
Net unrealized appreciation on investments	123,183	148,703

NET ASSETS	$16,969,690	$8,721,030

* Cost of investments in securities	$16,771,539	$8,517,832
** Cost of short-term investments in affiliates	$174,000	$27,000

Class A:
Net assets	$2,480,889	$821,662
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	275,462	88,125
Net asset value and redemption price per share	$9.01	$9.32
Maximum offering price per share (5.75%)(1)	$9.56	$9.89
Class B:
Net assets	$11,697,413	$6,374,986
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	1,303,140	685,309
Net asset value and redemption price per share(2)	$8.98	$9.30
Maximum offering price per share	$8.98	$9.30
Class C:
Net assets	$2,791,388	$1,524,382
Shares authorized	unlimited	unlimited
Par value	$0.01	$0.01
Shares outstanding	310,928	163,418
Net asset value and redemption price per share(2)	$8.98	$9.33
Maximum offering price per share	$8.98	$9.33

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)	Redemption price per share may be reduced for any applicable contingent sales charges.
See Accompanying Notes to Financial Statements

20

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2009

	ING	ING	ING
	Index Plus LargeCap	Index Plus LargeCap	Principal
	Equity	Equity	Protection
	Fund VIII	Fund IX	Fund X
INVESTMENT INCOME:
Dividends(1)	$286,189	$134,553	$75,831
Interest	680,865	878,091	444,325

Total investment income	967,054	1,012,644	520,156

EXPENSES:
Investment management fees	175,940	189,228	155,850
Distribution and service fees:
Class A	8,927	7,667	8,500
Class B	252,712	271,328	210,773
Class C	24,899	27,577	24,498
Transfer agent fees:
Class A	4,209	2,675	3,774
Class B	27,598	23,479	17,326
Class C	2,827	2,343	2,013
Administrative service fees	31,331	32,957	26,927
Shareholder reporting expense	23,298	12,220	8,406
Professional fees	72,558	51,986	44,552
Custody and accounting expense	28,736	25,252	31,817
Trustee fees	797	618	460
Guarantee fees (Note 2)	82,722	103,816	88,862
Miscellaneous expense	4,422	4,039	5,026
Interest expense	47	—	—

Total expenses	741,023	755,185	628,784
Net waived and reimbursed fees	(759)	(28,917)	(207)

Net expenses	740,264	726,268	628,577

Net investment income (loss)	226,790	286,376	(108,421)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	(4,460,115)	(3,731,504)	(2,883,014)
Futures	(46,193)	59,963	—

Net realized loss on investments and futures	(4,506,308)	(3,671,541)	(2,883,014)

Net change in unrealized appreciation or depreciation on:
Investments	1,315,763	912,606	221,101
Futures	8,868	10,547	—

Net change in unrealized appreciation or depreciation on investments and futures	1,324,631	923,153	221,101

Net realized and unrealized loss on investments and futures	(3,181,677)	(2,748,388)	(2,661,913)

Decrease in net assets resulting from operations	$(2,954,887)	$(2,462,012)	$(2,770,334)

(1) Dividends from affiliates	$12,303	$4,168	$2,378
See Accompanying Notes to Financial Statements

21

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2009

	ING	ING
	Principal	Principal
	Protection	Protection
	Fund XI	Fund XII
INVESTMENT INCOME:
Dividends(1)	$42,861	$18,617
Interest	522,354	275,697

Total investment income	565,215	294,314

EXPENSES:
Investment management fees	112,083	55,215
Distribution and service fees:
Class A	7,558	2,562
Class B	136,512	71,305
Class C	29,228	15,713
Transfer agent fees:
Class A	1,750	833
Class B	7,806	5,645
Class C	1,709	1,264
Administrative service fees	19,597	9,726
Shareholder reporting expense	859	3,164
Professional fees	27,769	23,441
Custody and accounting expense	25,836	21,026
Trustee fees	517	439
Guarantee fees (Note 2)	64,670	32,098
Miscellaneous expense	6,009	4,144

Total expenses	441,903	246,575
Net waived and reimbursed fees	(129)	(11,252)

Net expenses	441,774	235,323

Net investment income	123,441	58,991

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(1,436,213)	(483,886)

Net change in unrealized appreciation or depreciation on investments	(23,302)	44,495

Net realized and unrealized loss on investments	(1,459,515)	(439,391)

Decrease in net assets resulting from operations	$(1,336,074)	$(380,400)

(1) Dividends from affiliates	$1,534	$887
See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap		ING Index Plus LargeCap
	Equity Fund VIII		Equity Fund IX
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2009	2008	2009	2008
FROM OPERATIONS:
Net investment income	$226,790	$467,707	$286,376	$363,902
Net realized gain (loss) on investments and futures	(4,506,308)	1,415,614	(3,671,541)	1,129,992
Net change in unrealized appreciation or depreciation on investments and futures	1,324,631	(3,422,868)	923,153	(2,895,427)

Decrease in net assets resulting from operations	(2,954,887)	(1,539,547)	(2,462,012)	(1,401,533)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(87,204)	(94,303)	(59,888)	(64,327)
Class B	(288,614)	(349,597)	(264,852)	(272,553)
Class C	(30,455)	(39,233)	(23,530)	(29,209)
Net realized gains:
Class A	—	(382,209)	—	(320,836)
Class B	—	(3,005,739)	—	(2,868,054)
Class C	—	(356,913)	—	(327,022)
Return of capital:
Class A	(2,849)	—	—	—
Class B	(19,871)	—	—	—
Class C	(2,041)	—	—	—

Total distributions	(431,034)	(4,227,994)	(348,270)	(3,882,001)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	353,619	3,498,575	307,193	3,404,920
Cost of shares redeemed	(34,095,178)	(13,794,338)	(24,972,304)	(8,444,884)

Net decrease in net assets resulting from capital share transactions	(33,741,559)	(10,295,763)	(24,665,111)	(5,039,964)

Net decrease in net assets	(37,127,480)	(16,063,304)	(27,475,393)	(10,323,498)

NET ASSETS:
Beginning of year	51,082,215	67,145,519	40,607,565	50,931,063

End of year	$13,954,735	$51,082,215	$13,132,172	$40,607,565

Undistributed net investment income at end of year	$—	$182,797	$79,290	$142,129

See Accompanying Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection		ING Principal Protection
	Fund X		Fund XI
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2009	2008	2009	2008
FROM OPERATIONS:
Net investment income (loss)	$(108,421)	$287,659	$123,441	$176,678
Net realized gain (loss) on investments	(2,883,014)	1,366,047	(1,436,213)	425,137
Net change in unrealized appreciation or depreciation on investments	221,101	(2,790,997)	(23,302)	(1,210,497)

Decrease in net assets resulting from operations	(2,770,334)	(1,137,291)	(1,336,074)	(608,682)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(29,577)	(90,313)	(42,992)	(54,823)
Class B	(10,358)	(305,094)	(78,485)	(110,278)
Class C	(601)	(31,230)	(19,166)	(24,821)
Net realized gains:
Class A	—	(391,674)	—	(259,767)
Class B	—	(2,213,021)	—	(1,193,351)
Class C	—	(283,399)	—	(239,797)

Total distributions	(40,536)	(3,314,731)	(140,643)	(1,882,837)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	35,606	2,835,951	117,345	1,551,162
Cost of shares redeemed	(5,038,020)	(8,775,565)	(3,901,688)	(4,527,796)

Net decrease in net assets resulting from capital share transactions	(5,002,414)	(5,939,614)	(3,784,343)	(2,976,634)

Net decrease in net assets	(7,813,284)	(10,391,636)	(5,261,060)	(5,468,153)

NET ASSETS:
Beginning of year	31,495,421	41,887,057	22,230,750	27,698,903

End of year	$23,682,137	$31,495,421	$16,969,690	$22,230,750

Undistributed net investment income at end of year	$—	$39,491	$41,559	$59,080

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS

	ING Principal Protection
	Fund XII
	Year Ended	Year Ended
	May 31,	May 31,
	2009	2008
FROM OPERATIONS:
Net investment income	$58,991	$91,432
Net realized gain (loss) on investments	(483,886)	209,265
Net change in unrealized appreciation or depreciation on investments	44,495	(562,479)

Decrease in net assets resulting from operations	(380,400)	(261,782)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(15,718)	(20,629)
Class B	(44,738)	(59,347)
Class C	(11,194)	(12,175)
Net realized gains:
Class A	(6,034)	(69,939)
Class B	(41,090)	(450,846)
Class C	(9,047)	(90,613)

Total distributions	(127,821)	(703,549)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	104,842	587,272
Cost of shares redeemed	(1,820,678)	(2,243,059)

Net decrease in net assets resulting from capital share transactions	(1,715,836)	(1,655,787)

Net decrease in net assets	(2,224,057)	(2,621,118)

NET ASSETS:
Beginning of year	10,945,087	13,566,205

End of year	$8,721,030	$10,945,087

Undistributed net investment income at end of year	$22,593	$37,435

See Accompanying Notes to Financial Statements

25

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss)
		from				Less
		investment				distributions													Supplemental
		operations				from						Ratios to average net assets							data
										Net
										asset			Expenses
	Net asset			Net						value,		Expenses	net of fee		Expenses		Net		Net
	value,	Net		realized						end of		before	waivers		net of all		investment		assets,
	beginning	investment		and	Total from	Net	Net	Return		year	Total	reductions/	and/or		reductions/		income		end of	Portfolio
	of year or	income		unrealized	investment	investment	realized	of	Total	or	Return	additions	reductions,		additions		(loss)(2)		year or	turnover
Year or	period	(loss)		gain (loss)	operations	income	gains	capital	distributions	period	(1)	(2)	if any(2)(3)		(2)(3)		(3)		period	rate
period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus LargeCap Equity Fund VIII
Class A
05-31-09	9.66	0.12	•	(0.36)	(0.24)	0.20	—	0.01	0.21	9.21	(2.42)	1.70	1.70	†	1.70	†	1.28	†	2,459	108
05-31-08	10.68	0.16		(0.34)	(0.18)	0.17	0.67	—	0.84	9.66	(1.76)	1.51	1.51	†	1.51	†	1.47	†	4,977	76
05-31-07	9.84	0.16	•	0.87	1.03	0.18	0.01	—	0.19	10.68	10.61	1.51	1.51	†	1.51	†	1.55	†	6,799	53
05-31-06	9.94	0.17		(0.07)	0.10	0.20	—	—	0.20	9.84	0.97	1.48	1.48		1.48		1.62		9,965	57
05-31-05	9.95	0.18		0.11	0.29	0.18	0.12	—	0.30	9.94	2.99	1.44	1.44		1.44		1.68		16,375	77
Class B
05-31-09	9.66	0.07		(0.38)	(0.31)	0.09	—	0.01	0.10	9.25	(3.15)	2.45	2.45	†	2.45	†	0.66	†	10,092	108
05-31-08	10.68	0.08		(0.35)	(0.27)	0.08	0.67	—	0.75	9.66	(2.61)	2.26	2.26	†	2.26	†	0.72	†	41,821	76
05-31-07	9.83	0.09		0.87	0.96	0.10	0.01	—	0.11	10.68	9.86	2.26	2.26	†	2.26	†	0.79	†	53,549	53
05-31-06	9.93	0.10		(0.09)	0.01	0.11	—	—	0.11	9.83	0.13	2.23	2.23		2.23		0.87		64,586	57
05-31-05	9.91	0.10		0.13	0.23	0.09	0.12	—	0.21	9.93	2.34	2.19	2.19		2.19		0.93		87,326	77
Class C
05-31-09	9.73	0.05		(0.36)	(0.31)	0.09	—	0.01	0.10	9.32	(3.10)	2.45	2.45	†	2.45	†	0.58	†	1,404	108
05-31-08	10.75	0.09		(0.37)	(0.28)	0.07	0.67	—	0.74	9.73	(2.63)	2.26	2.26	†	2.26	†	0.72	†	4,284	76
05-31-07	9.87	0.08	•	0.88	0.96	0.07	0.01	—	0.08	10.75	9.82	2.26	2.26	†	2.26	†	0.79	†	6,798	53
05-31-06	9.93	0.09	•	(0.07)	0.02	0.08	—	—	0.08	9.87	0.18	2.23	2.23		2.23		0.87		9,345	57
05-31-05	9.91	0.10		0.12	0.22	0.08	0.12	—	0.20	9.93	2.29	2.19	2.19		2.19		0.92		19,883	77
ING Index Plus LargeCap Equity Fund IX
Class A
05-31-09	9.57	0.13	•	(0.27)	(0.14)	0.16	—	—	0.16	9.27	(1.34)	1.61	1.61	†	1.61	†	1.46	†	1,247	70
05-31-08	10.76	0.16		(0.38)	(0.22)	0.17	0.80	—	0.97	9.57	(2.18)	1.56	1.56	†	1.56	†	1.47	†	3,639	104
05-31-07	9.95	0.16	•	0.97	1.13	0.21	0.11	—	0.32	10.76	11.48	1.56	1.56	†	1.56	†	1.57	†	4,694	57
05-31-06	10.08	0.18	•	(0.05)	0.13	0.19	0.07	—	0.26	9.95	1.25	1.51	1.51		1.51		1.81		6,311	76
05-31-05	9.92	0.18		0.16	0.34	0.15	0.03	—	0.18	10.08	3.43	1.62	1.68		1.68		1.56		10,035	67
Class B
05-31-09	9.55	0.07	•	(0.27)	(0.20)	0.08	—	—	0.08	9.27	(2.02)	2.36	2.27	†	2.27	†	0.81	†	10,713	70
05-31-08	10.74	0.08		(0.39)	(0.31)	0.08	0.80	—	0.88	9.55	(3.00)	2.31	2.31	†	2.31	†	0.72	†	33,494	104
05-31-07	9.93	0.10		0.94	1.04	0.12	0.11	—	0.23	10.74	10.65	2.31	2.31	†	2.31	†	0.82	†	41,294	57
05-31-06	10.06	0.12		(0.07)	0.05	0.11	0.07	—	0.18	9.93	0.51	2.26	2.26		2.26		1.06		47,196	76
05-31-05	9.91	0.09		0.17	0.26	0.08	0.03	—	0.11	10.06	2.68	2.37	2.43		2.43		0.82		58,077	67
See Accompanying Notes to Financial Statements

26

Financial Highlights (CONTINUED)

		Income (loss)
		from				Less
		investment				distributions													Supplemental
		operations				from						Ratios to average net assets							data
										Net
										asset			Expenses
	Net asset			Net						value,		Expenses	net of fee		Expenses		Net		Net
	value,	Net		realized						end of		before	waivers		net of all		investment		assets,
	beginning	investment		and	Total from	Net	Net	Return		year	Total	reductions/	and/or		reductions/		income		end of	Portfolio
	of year or	income		unrealized	investment	investment	realized	of	Total	or	Return	additions	reductions,		additions		(loss)(2)		year or	turnover
Year or period	period	(loss)		gain (loss)	operations	income	gains	capital	distributions	period	(1)	(2)	if any(2)(3)		(2)(3)		(3)		period	rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus LargeCap Equity Fund IX (Continued)
Class C
05-31-09	9.63	0.07	•	(0.27)	(0.20)	0.07	—	—	0.07	9.36	(1.99)	2.36	2.25	†	2.25	†	0.82	†	1,172	70
05-31-08	10.81	0.09		(0.39)	(0.30)	0.08	0.80	—	0.88	9.63	(2.93)	2.31	2.31	†	2.31	†	0.72	†	3,474	104
05-31-07	9.97	0.08	•	0.96	1.04	0.09	0.11	—	0.20	10.81	10.59	2.31	2.31	†	2.31	†	0.82	†	4,943	57
05-31-06	10.06	0.11	•	(0.05)	0.06	0.08	0.07	—	0.15	9.97	0.64	2.26	2.26		2.26		1.06		6,673	76
05-31-05	9.91	0.09		0.17	0.26	0.08	0.03	—	0.11	10.06	2.64	2.37	2.43		2.43		0.81		15,054	67
ING Principal Protection Fund X
Class A
05-31-09	9.41	0.02		(0.83)	(0.81)	0.08	—	—	0.08	8.52	(8.63)	1.68	1.68	†	1.68	†	0.25	†	2,959	33
05-31-08	10.72	0.15	•	(0.40)	(0.25)	0.20	0.86	—	1.06	9.41	(2.45)	1.59	1.59	†	1.59	†	1.46	†	4,005	133
05-31-07	9.89	0.17	•	0.98	1.15	0.19	0.13	—	0.32	10.72	11.84	1.54	1.54	†	1.54	†	1.69	†	6,536	106
05-31-06	10.25	0.17		(0.09)	0.08	0.15	0.29	—	0.44	9.89	0.72	1.51	1.51		1.51		1.54		8,986	57
05-31-05	10.00	0.10		0.26	0.36	0.07	0.04	—	0.11	10.25	3.62 (a)	1.68	1.69		1.69		1.08		14,204	78
Class B
05-31-09	9.38	(0.05)		(0.83)	(0.88)	0.00 *	—	—	—	8.50	(9.34)	2.43	2.43	†	2.43	†	(0.50	)†	18,513	33
05-31-08	10.69	0.08		(0.41)	(0.33)	0.12	0.86	—	0.98	9.38	(3.22)	2.34	2.34	†	2.34	†	0.69	†	24,584	133
05-31-07	9.86	0.11		0.97	1.08	0.12	0.13	—	0.25	10.69	11.06	2.29	2.29	†	2.29	†	0.95	†	30,438	106
05-31-06	10.22	0.09		(0.09)	0.00	0.07	0.29	—	0.36	9.86	(0.08)	2.26	2.26		2.26		0.79		34,312	57
05-31-05	10.00	0.04		0.26	0.30	0.04	0.04	—	0.08	10.22	3.00 (a)	2.43	2.32		2.32		0.43		42,237	78
Class C
05-31-09	9.45	(0.05)		(0.83)	(0.88)	0.00 *	—	—	—	8.57	(9.29)	2.43	2.43	†	2.43	†	(0.50	)†	2,210	33
05-31-08	10.74	0.07	•	(0.40)	(0.33)	0.10	0.86	—	0.96	9.45	(3.24)	2.34	2.34	†	2.34	†	0.71	†	2,907	1.33
05-31-07	9.89	0.10	•	0.99	1.09	0.11	0.13	—	0.24	10.74	11.10	2.29	2.29	†	2.29	†	0.94	†	4,913	106
05-31-06	10.22	0.08	•	(0.08)	0.00	0.04	0.29	—	0.33	9.89	(0.07)	2.26	2.26		2.26		0.79		6,456	57
05-31-05	10.00	0.04		0.26	0.30	0.04	0.04	—	0.08	10.22	3.02 (a)	2.43	2.32		2.32		0.43		12,256	78
ING Principal Protection Fund XI
Class A
05-31-09	9.69	0.12		(0.67)	(0.55)	0.13	—	—	0.13	9.01	(5.66)	1.62	1.62	†	1.62	†	1.26	†	2,481	32
05-31-08	10.75	0.15		(0.34)	(0.19)	0.15	0.72	—	0.87	9.69	(1.86)	1.62	1.62	†	1.62	†	1.34	†	3,347	110
05-31-07	9.88	0.16	•	0.95	1.11	0.20	0.04	—	0.24	10.75	11.33	1.59	1.59	†	1.59	†	1.56	†	4,436	64
05-31-06	9.99	0.18		(0.12)	0.06	0.16	0.01	—	0.17	9.88	0.62	1.59	1.59		1.59		1.66		6,783	29
08-16-04(4) - 05-31-05	10.00	0.08		(0.04)	0.04	0.05	—	—	0.05	9.99	(0.09) (b)	1.75	1.75		1.75		1.19		8,999	28
See Accompanying Notes to Financial Statements

27

Financial Highlights (CONTINUED)

		Income (loss)
		from				Less
		investment				distributions													Supplemental
		operations				from						Ratios to average net assets							data
										Net
										asset			Expenses
	Net asset			Net						value,		Expenses	net of fee		Expenses		Net		Net
	value,	Net		realized						end of		before	waivers		net of all		investment		assets,
	beginning	investment		and	Total from	Net	Net	Return		year	Total	reductions/	and/or		reductions/		income		end of	Portfolio
Year or	of year or	income		unrealized	investment	investment	realized	of	Total	or	Return	additions	recoupments,		additions		(loss)(2)		year or	turnover
period	period	(loss)		gain (loss)	operations	income	gains	capital	distributions	period	(1)	(2)	if any(2)(3)		(2)(3)		(3)		period	rate
ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Principal Protection Fund XI (Continued)
Class B
05-31-09	9.65	0.05		(0.67)	(0.62)	0.05	—	—	0.05	8.98	(6.40)	2.37	2.37	†	2.37	†	0.51	†	11,697	32
05-31-08	10.69	0.07		(0.32)	(0.25)	0.07	0.72	—	0.79	9.65	(2.49)	2.37	2.37	†	2.37	†	0.59	†	15,731	110
05-31-07	9.84	0.08	•	0.94	1.02	0.13	0.04	—	0.17	10.69	10.40	2.34	2.34	†	2.34	†	0.80	†	19,606	64
05-31-06	9.96	0.10		(0.13)	(0.03)	0.08	0.01	—	0.09	9.84	(0.27)	2.34	2.34		2.34		0.91		22,907	29
08-16-04(4) - 05-31-05	10.00	0.03		(0.04)	(0.01)	0.03	—	—	0.03	9.96	(0.36) (b)	2.50	2.50		2.50		0.43		28,380	28
Class C
05-31-09	9.66	0.05		(0.67)	(0.62)	0.06	—	—	0.06	8.98	(6.42)	2.37	2.37	†	2.37	†	0.51	†	2,791	32
05-31-08	10.71	0.06		(0.31)	(0.25)	0.08	0.72	—	0.80	9.66	(2.51)	2.37	2.37	†	2.37	†	0.59	†	3,153	110
05-31-07	9.85	0.08	•	0.94	1.02	0.12	0.04	—	0.16	10.71	10.40	2.34	2.34	†	2.34	†	0.80	†	3,658	64
05-31-06	9.96	0.11		(0.13)	(0.02)	0.08	0.01	—	0.09	9.85	(0.20)	2.34	2.34		2.34		0.91		4,737	29
08-31-04(4) - 05-31-05	10.00	0.03		(0.04)	(0.01)	0.03	—	—	0.03	9.96	(0.36) (b)	2.50	2.50		2.50		0.46		7,143	28
ING Principal Protection Fund XII
Class A
05-31-09	9.81	0.12		(0.41)	(0.29)	0.14	0.06	—	0.20	9.32	(2.98)	1.87	1.75	†	1.75	†	1.28	†	822	56
05-31-08	10.62	0.14		(0.29)	(0.15)	0.15	0.51	—	0.66	9.81	(1.44)	1.89	1.75	†	1.75	†	1.41	†	1,114	119
05-31-07	9.78	0.17	•	0.87	1.04	0.20	—	—	0.20	10.62	10.66	1.71	1.75	†	1.75	†	1.67	†	1,472	44
05-31-06	10.01	0.16	•	(0.21)	(0.05)	0.18	—	—	0.18	9.78	(0.51)	1.92	1.75		1.75		1.63		3,051	97
11-15-04(4) - 05-31-05	10.00	0.05		(0.04)	0.01	—	—	—	—	10.01	0.00 (c)	1.68	1.68		1.68		1.26		4,734	14
Class B
05-31-09	9.77	0.05	•	(0.40)	(0.35)	0.06	0.06	—	0.12	9.30	(3.64)	2.62	2.50	†	2.50	†	0.53	†	6,375	56
05-31-08	10.57	0.07		(0.29)	(0.22)	0.07	0.51	—	0.58	9.77	(2.16)	2.64	2.50	†	2.50	†	0.65	†	8,131	119
05-31-07	9.75	0.10		0.84	0.94	0.12	—	—	0.12	10.57	9.72	2.46	2.50	†	2.50	†	0.90	†	10,098	44
05-31-06	9.97	0.09		(0.20)	(0.11)	0.11	—	—	0.11	9.75	(1.11)	2.67	2.50		2.50		0.89		10,748	97
11-15-04(4) - 05-31-05	10.00	0.02		(0.05)	(0.03)	—	—	—	—	9.97	(0.30) (c)	2.43	2.43		2.43		0.49		12,974	14
Class C
05-31-09	9.81	0.05		(0.40)	(0.35)	0.07	0.06	—	0.13	9.33	(3.64)	2.62	2.50	†	2.50	†	0.53	†	1,524	56
05-31-08	10.62	0.07		(0.30)	(0.23)	0.07	0.51	—	0.58	9.81	(2.23)	2.64	2.50	†	2.50	†	0.65	†	1,700	119
05-31-07	9.75	0.09	•	0.87	0.96	0.09	—	—	0.09	10.62	9.87	2.46	2.50	†	2.50	†	0.91	†	1,996	44
05-31-06	9.97	0.09	•	(0.20)	(0.11)	0.11	—	—	0.11	9.75	(1.16)	2.67	2.50		2.50		0.89		2,775	97
11-15-04(4) - 05-31-05	10.00	0.02		(0.05)	(0.03)	—	—	—	—	9.97	(0.30) (c)	2.43	2.43		2.43		0.52		5,327	14
See Accompanying Notes to Financial Statements

28

Financial Highlights (CONTINUED)

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

(a)	For Principal Protection Fund X represents performance beginning on the first day of the Guarantee Period (August 17, 2004). Total Return for the year ended May 31, 2005 was 3.62%, 3.00% and 3.02% for Class A, Class B and Class C, respectively.

(b)	For Principal Protection Fund XI represents performance beginning on the first day of the Guarantee Period (November 18, 2004). Total Return for the year ended May 31, 2005 was 0.27%, (0.11)% and (0.08)% for Class A, Class B and Class C, respectively.

(c)	For Principal Protection Fund XII represents performance beginning on the first day of the Guarantee Period (February 16, 2005). Total Return from commencement of offering of shares was 0.10%, (0.30)% and (0.30)% for Class A, Class B and Class C, respectively.

*	Amount is less than $0.005.
See Accompanying Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009
NOTE 1 — ORGANIZATION
Organization. The ING Principal Protection Funds (“PPFs”) are part of the ING Equity Trust (“IET” or the “Trust”), which is an open-end investment management company registered under the 1940 Act.
IET is a Massachusetts business trust organized on June 12, 1998 with thirteen separate active series. The five Series included in this report are: ING Index Plus LargeCap Equity Fund VIII (“Index Plus LargeCap Equity VIII”), ING Index Plus LargeCap Equity Fund IX (“Index Plus LargeCap Equity IX”), ING Principal Protection Fund X (“Principal Protection X” or “PPF X”), ING Principal Protection Fund XI (“Principal Protection XI” or “PPF XI”), and ING Principal Protection Fund XII (“Principal Protection XII” or “PPF XII”), (each a “Fund”; collectively the “Funds”).
Each PPF has an Offering Period, a Guarantee Period and an Index Plus LargeCap Period. Shares of each PPF were offered during the Offering Period but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. Each PPF will be offered on a continuous basis to existing shareholders during the Index Plus LargeCap Period. During the Guarantee Period, each PPF seeks to participate in favorable equity market conditions while preserving at least the principal amount of the PPF as of the inception of the Guarantee Period. Each PPF guarantees that the amount distributed, if any, to each shareholder at the end of the Guarantee Period will be no less than the value of that shareholder’s investment as of the inception of the Guarantee Period, less certain expenses not covered by the expense limitation agreement, provided that all distributions received from the PPF have been reinvested and no shares have been redeemed. During the Index Plus LargeCap Period, which will commence immediately following the Guarantee Period, each PPF seeks to outperform the total return performance of the S&P 500® Index, while maintaining a risk profile consistent with the index.
The following table presents the time periods for each PPF’s three phases:

Commencement
of Index Plus
	Offering Period		Guarantee Period	LargeCap Equity
PPF X	05/03/04 — 08/09/04	*	08/17/04 — 08/14/09	08/15/09
PPF XI	08/16/04 — 11/11/04	*	11/18/04 — 11/18/09	11/19/09
PPF XII	11/15/04 — 02/09/05	*	02/16/05 — 02/16/10	02/17/10

*	A Quiet Period between the Offering Period and the Guarantee Period where new deposits are not accepted and the assets will remain invested in short term instruments.
Each Fund offers the following classes of shares: Class A, Class B, and Class C. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.
Effective December 23, 2008 and April 22, 2009 the maximum Class A sales charge for Index Plus LargeCap Equity VIII and Index Plus LargeCap Equity IX (each an “Index Plus LargeCap Equity Fund” and collectively, “Index Plus LargeCap Equity Funds”), respectively, have been reduced to 3.00%.
Class B Shares of Index Plus LargeCap Equity Funds are closed to new investment, except that: (1) Class B shares of Index Plus LargeCap Equity Funds may be purchased through the reinvestment of dividends issued by Class B shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under the Prospectus, existing shareholders of the Index Plus LargeCap Equity Funds may acquire Class B shares of the Index Plus LargeCap Equity through the exchange of other funds in the ING mutual funds complex.
Effective December 23, 2008, and April 22, 2009 for Index Plus LargeCap Equity VIII and Index Plus LargeCap Equity IX, respectively, the CDSC on Class C shares has been reduced to 0.75%.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.
A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last

30

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)
NOTE 2 — SIGNIFICANT ACCOUNTING
POLICIES (continued)
reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the

31

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)
NOTE 2 — SIGNIFICANT ACCOUNTING
POLICIES (continued)
behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuation suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at a time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolio of Investments. For the year ended May 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. All changes to disclosures have been made in accordance with SFAS 161 and have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.
B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

32

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)
NOTE 2 — SIGNIFICANT ACCOUNTING
POLICIES (continued)
C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates of exchange prevailing on the respective dates of such transactions.
Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securing of issuers in emerging markets.

D.	Risk Exposures and the use of Derivative Instruments. The Funds investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.
Market Risk Factors
In pursuit of its investment objectives, each Fund may seek to use derivatives to increase or decrease their exposure to the following market risk factors:
Credit Risk
Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk
Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the

33

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Risks of Investing in Derivatives
The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.
E.	Futures Contracts. Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds Statements of Operations. Realized gains (losses) are reported in the Funds Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2009, the Funds have purchased futures contracts on various equity indexes to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds securities.

F.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends and capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal

34

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of the subchapter M of the Internal Revenue code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax or provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

H.	Guarantee Fees. Each PPF’s Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (“MBIA”), a monoline financial guarantor. Each PPF pays MBIA a guarantee fee of 0.33% of its average daily net assets during the guarantee period.

MBIA, 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the PPF’s pursuant to a written agreement with ING Investments, ING Investment Management Co. and the Trust. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Trust, for the benefit of the shareholders of the PPF, the insurance policy to support the PPF’s Payment Undertaking. The insurance policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for a PPF. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

I.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

K.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of their net assets in illiquid securities, Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and generally may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

35

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
L.	Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended May 31, 2009, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap Equity VIII	$32,755,759	$30,623,849
Index Plus LargeCap Equity IX	21,503,854	19,632,312
PPF X	8,762,020	20,412,444
PPF XI	2,271,811	7,181,523
PPF XII	2,045,445	3,956,122
U.S. government securities not included above were as follows:

	Purchases	Sales
Index Plus LargeCap Equity VIII	$—	$31,599,889
Index Plus LargeCap Equity IX	—	25,158,265
PPF XI	3,927,906	4,165,960
PPF XII	3,406,755	3,910,091
NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments, LLC (“ING Investments” or “Investment Adviser”). The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund. The fee for Index Plus LargeCap Equity VIII and Index Plus LargeCap Equity IX is 0.45% of each Fund’s average daily net assets. The fee for each PPF is 0.25% during its Offering Period and 0.45% during its Index Plus LargeCap Period. During the Guarantee Period for PPF X — PPF XII, the maximum fee based on their average daily net assets is 0.55% of the Fixed Component and 0.80% of the Equity Component, unless the Funds use the Exchange Traded Fund/Futures Strategy in lieu of the Equity Strategy, then the maximum fee would reduce to 0.55% of their average daily net assets.
ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a registered investment adviser, serves as sub-adviser to the Funds.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. These fees are not subject to recoupment. For the year ended May 31, 2009, the Funds waived the following amounts:

Amount
Waived
Index Plus LargeCap Equity VIII	$759
Index Plus LargeCap Equity IX	517
PPF X	207
PPF XI	129
PPF XII	59
ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. Each Fund compensates the Administrator with a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.
The Investment Adviser, ING IM, the Administrator and ING Funds Distributor, LLC (“IFD” or the “Distributor”) are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.
On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such

36

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)
NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C
Index Plus LargeCap Equity VIII	0.25%	1.00%	1.00%
Index Plus LargeCap Equity IX	0.25%	1.00%	1.00%
PPF X	0.25%	1.00%	1.00%
PPF XI	0.25%	1.00%	1.00%
PPF XII	0.25%	1.00%	1.00%
During the year ended May 31, 2009, the Distributor has voluntarily waived $28,400 related to the distribution fee for Class B and Class C of Index Plus LargeCap Equity IX.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At May 31, 2009, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Fund	Fees	Fees	Fees	Total
Index Plus LargeCap Equity VIII	$5,282	$1,176	$10,232	$16,690
Index Plus LargeCap Equity IX	5,018	1,123	10,429	16,570
PPF X	11,216	2,041	18,523	31,780
PPF XI	20,912	1,455	12,947	35,314
PPF XII	4,123	750	6,943	11,816
IET has adopted a Retirement Policy covering all independent trustees of each Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At May 31, 2009, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expenses	Amount
Index Plus LargeCap Equity VIII	Audit	$14,222
Index Plus LargeCap Equity IX	Audit	12,684
Principal Protection XI	Custody	7,547
	Transfer Agent	5,436
	Audit	7,584
Principal Protection XII	Custody	5,233
	Transfer Agent	2,566
NOTE 8 — EXPENSE LIMITATIONS
ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C
Index Plus LargeCap Equity VIII	1.75%	2.50%	2.50%
Index Plus LargeCap Equity IX	1.75%	2.50%	2.50%
PPF X	1.75%	2.50%	2.50%
PPF XI	1.75%	2.50%	2.50%
PPF XII	1.75%	2.50%	2.50%
The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, that Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Outstanding reimbursement balances due to the Funds, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.
As of May 31, 2009, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2010	2011	2012	Total
Principal Protection XII	$—	$17,770	$11,193	$28,963
The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the Expense Limitation Agreement within 90 days of the end of the then current term.
NOTE 9 — LINE OF CREDIT
Each of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Funds. The Funds to

37

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)
NOTE 9 — LINE OF CREDIT (continued)
which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
The following Fund utilized the line of credit during the year ended May 31, 2009:

Approximate
Weighted
		Approximate	Average
		Average Daily	Interest Rate
	Days	Balance for	for Days
	Utilized	Days Utilized	Utilized
Index Plus LargeCap Equity VIII	2	$1,360,000	0.63%
NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:

			Net increase
	Reinvestment		(decrease) in	Reinvestment		Net
	of	Shares	shares	of	Shares	increase
	distributions	redeemed	outstanding	distributions	redeemed	(decrease)
Year or period ended	#	#	#	($)	($)	($)
Index Plus LargeCap Equity Fund VIII
Class A
05-31-09	6,962	(255,388)	(248,426)	61,472	(2,260,321)	(2,198,849)
05-31-08	36,284	(157,406)	(121,122)	353,769	(1,578,056)	(1,224,287)
Class B
05-31-09	30,248	(3,266,774)	(3,236,526)	269,512	(29,178,322)	(28,908,810)
05-31-08	293,375	(980,582)	(687,207)	2,872,145	(9,979,902)	(7,107,757)
Class C
05-31-09	2,523	(292,052)	(289,529)	22,635	(2,656,535)	(2,633,900)
05-31-08	27,653	(220,056)	(192,403)	272,661	(2,236,380)	(1,963,719)
Index Plus LargeCap Equity Fund IX
Class A
05-31-09	6,226	(252,037)	(245,811)	54,539	(2,179,403)	(2,124,864)
05-31-08	36,902	(92,743)	(55,841)	357,208	(924,628)	(567,420)
Class B
05-31-09	27,254	(2,377,841)	(2,350,587)	239,273	(20,693,160)	(20,453,887)
05-31-08	290,392	(630,331)	(339,939)	2,816,797	(6,314,546)	(3,497,749)
Class C
05-31-09	1,510	(236,989)	(235,479)	13,381	(2,099,741)	(2,086,360)
05-31-08	23,611	(120,032)	(96,421)	230,915	(1,205,710)	(974,795)
Principal Protection Fund X
Class A
05-31-09	3,018	(81,102)	(78,084)	26,228	(713,981)	(687,753)
05-31-08	45,820	(229,820)	(184,000)	437,579	(2,367,993)	(1,930,414)
Class B
05-31-09	1,037	(443,083)	(442,046)	9,018	(3,881,664)	(3,872,646)
05-31-08	229,485	(456,809)	(227,324)	2,191,586	(4,628,230)	(2,436,644)
Class C
05-31-09	41	(49,505)	(49,464)	360	(442,375)	(442,015)
05-31-08	21,495	(171,586)	(150,091)	206,786	(1,779,342)	(1,572,556)

38

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)
NOTE 10 — CAPITAL SHARES (continued)

			Net increase
	Reinvestment		(decrease) in	Reinvestment		Net
	of	Shares	shares	of	Shares	increase
	distributions	redeemed	outstanding	distributions	redeemed	(decrease)
Year or period ended	#	#	#	($)	($)	($)
Principal Protection Fund XI
Class A
05-31-09	4,311	(74,282)	(69,971)	39,527	(674,682)	(635,155)
05-31-08	29,104	(96,470)	(67,366)	286,096	(984,640)	(698,544)
Class B
05-31-09	7,434	(335,140)	(327,706)	68,157	(3,072,951)	(3,004,794)
05-31-08	115,079	(318,706)	(203,627)	1,130,072	(3,257,909)	(2,127,837)
Class C
05-31-09	1,054	(16,665)	(15,611)	9,661	(154,055)	(144,394)
05-31-08	13,733	(28,855)	(15,122)	134,994	(285,247)	(150,253)
Principal Protection Fund XII
Class A
05-31-09	1,933	(27,340)	(25,407)	18,120	(255,256)	(237,136)
05-31-08	7,951	(33,062)	(25,111)	79,111	(325,729)	(246,618)
Class B
05-31-09	8,466	(155,115)	(146,649)	79,411	(1,463,400)	(1,383,989)
05-31-08	47,260	(170,259)	(122,999)	470,233	(1,726,343)	(1,256,110)
Class C
05-31-09	777	(10,656)	(9,879)	7,311	(102,022)	(94,711)
05-31-08	3,797	(18,524)	(14,727)	37,928	(190,987)	(153,059)
NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2009:

		Undistributed	Accumulated
		Net	Net Realized
	Paid-in	Investment	Gains /
	Capital	Income	(Losses)
Index Plus LargeCap Equity VIII	$1	$(3,314)	$3,313
Index Plus LargeCap Equity IX	—	(945)	945
PPF X	(109,892)	109,466	426
PPF XI	—	(319)	319
PPF XII	—	(2,183)	2,183
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2009			Year Ended May 31, 2008
	Ordinary	Long-Term	Return	Ordinary	Long-Term
	Income	Capital Gains	of Capital	Income	Capital Gains
Index Plus LargeCap Equity VIII	$406,273	$—	$24,761	$1,403,206	$2,824,787
Index Plus LargeCap Equity IX	348,270	—	—	1,049,401	2,832,600
PPF X	40,536	—	—	1,236,428	2,078,303
PPF XI	140,643	—	—	530,901	1,351,936
PPF XII	105,235	22,586	—	176,912	526,637

39

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)
NOTE 11 — FEDERAL INCOME TAXES (continued)
The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2009 were:

			Post-October
	Undistributed	Unrealized	Capital
	Ordinary	Appreciation/	Losses	Capital Loss	Expiration
	Income	(Depreciation)	Deferred	Carryforwards	Dates
Index Plus LargeCap Equity VIII	$—	$531,247	$(1,660,811)	$(3,390,083)	2017
Index Plus LargeCap Equity IX	79,290	806,429	(1,453,285)	(3,298,903)	2017
PPF X	—	256,738	(1,318,435)	(2,617,849)	2017
PPF XI	41,559	123,183	(809,167)	(1,263,672)	2017
PPF XII	22,593	143,680	(235,369)	(602,469)	2017
The Funds’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2004.
As of May 31, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.
NOTE 12 — SUBSEQUENT EVENTS
On July 10, 2009, the Board approved a proposal to liquidate Index Plus LargeCap Equity VIII and Index Plus LargeCap Equity IX on or about September 12, 2009. Index Plus LargeCap Equity VIII and Index Plus LargeCap Equity IX are closed to new investment effective July 13, 2009.
Effective August 14, 2009, PPF X will change its name to “ING Index Plus LargeCap Equity Fund X” and the Fund will have a different investment objective and different principal investment strategy.
NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS
As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.
In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. ING’s internal review related to mutual fund trading has been completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.
ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.
Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.
Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the

40

NOTES TO FINANCIAL STATEMENTS as of May 31, 2009 (continued)
NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)
instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.
ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.
•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that the indemnification commitments made by ING Funds related to mutual fund trading have been settled and restitution amounts prepared by an independent consultant have been paid to the affected ING Funds.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
Other Regulatory Matters
The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anticompetitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.
Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

41

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund VIII	as of May 31, 2009

Shares			Value

COMMON STOCK: 97.6%
Advertising: 0.7%
7,700	@	Interpublic Group of Cos., Inc.	$40,348
1,853		Omnicom Group	56,517

			96,865

Aerospace/Defense: 5.0%
1,159		General Dynamics Corp.	65,947
976		Goodrich Corp.	47,375
1,100		L-3 Communications Holdings, Inc.	80,861
1,738		Lockheed Martin Corp.	145,349
2,637		Northrop Grumman Corp.	125,574
2,200		Raytheon Co.	98,230
2,599		United Technologies Corp.	136,733

			700,069

Agriculture: 2.8%
6,474		Altria Group, Inc.	110,641
2,076		Archer-Daniels-Midland Co.	57,132
400		Lorillard, Inc.	27,332
3,147		Philip Morris International, Inc.	134,188
1,550		Reynolds American, Inc.	61,954

			391,247

Apparel: 0.1%
250		Polo Ralph Lauren Corp.	13,455

			13,455

Auto Manufacturers: 0.1%
2,700	@	Ford Motor Co.	15,525

			15,525

Banks: 8.7%
10,942		Bank of America Corp.	123,316
1,817		Bank of New York Mellon Corp.	50,476
1,690		BB&T Corp.	37,890
10,300		Citigroup, Inc.	38,316
1,203		Goldman Sachs Group, Inc.	173,918
6,685		JPMorgan Chase & Co.	246,677
608		M&T Bank Corp.	30,582
1,363		Morgan Stanley	41,326
1,184		Northern Trust Corp.	68,258
1,741		PNC Financial Services Group, Inc.	79,303
997		State Street Corp.	46,311
2,197		US Bancorp.	42,182
9,076		Wells Fargo & Co.	231,438

			1,209,993

Beverages: 1.1%
1,139		Coca-Cola Co.	55,993
2,100		Coca-Cola Enterprises, Inc.	34,986
290		Pepsi Bottling Group, Inc.	9,529
909		PepsiCo, Inc.	47,313

			147,821

Biotechnology: 1.0%
1,465	@	Amgen, Inc.	73,162
883	@	Biogen Idec, Inc.	45,731
332	@	Gilead Sciences, Inc.	14,309

			133,202

Chemicals: 1.3%
220		CF Industries Holdings, Inc.	17,081
2,900		Dow Chemical Co.	51,272
434		Monsanto Co.	35,653
1,310		PPG Industries, Inc.	58,256
300		Sherwin-Williams Co.	15,840

			178,102

Coal: 0.2%
900		Peabody Energy Corp.	30,582

			30,582

Commercial Services: 1.3%
540	@	Apollo Group, Inc. — Class A	31,914
1,000		Automatic Data Processing, Inc.	38,010
400		Moody’s Corp.	10,956
3,260		RR Donnelley & Sons Co.	43,945
3,267		Western Union Co.	57,597

			182,422

Computers: 6.9%
1,860	@	Apple, Inc.	252,607
852	@	Computer Sciences Corp.	36,176
2,710	@	Dell, Inc.	31,382
5,450	@	EMC Corp.	64,038
6,473		Hewlett-Packard Co.	222,348
3,190		International Business Machines Corp.	339,033
846	@	Teradata Corp.	18,274

			963,858

Cosmetics/Personal Care: 1.4%
3,809		Procter & Gamble Co.	197,839

			197,839

Diversified Financial Services: 1.8%
2,500		American Express Co.	62,125
4,230		Charles Schwab Corp.	74,448
180		CME Group, Inc.	57,895
200	@	IntercontinentalExchange, Inc.	21,558
1,600	@	Nasdaq Stock Market, Inc.	33,776

			249,802

Electric: 3.2%
1,134	@	AES Corp.	11,329
3,443		CMS Energy Corp.	39,044
700		Dominion Resources, Inc.	22,253
165		DTE Energy Co.	4,991
76		Entergy Corp.	5,671
2,700		Exelon Corp.	129,627
500		FirstEnergy Corp.	18,895
960		FPL Group, Inc.	54,269
1,400		PPL Corp.	45,458
2,700		Public Service Enterprise Group, Inc.	86,049
2,000		Xcel Energy, Inc.	34,300

			451,886

Electronics: 0.6%
800		Amphenol Corp.	26,712
1,558		PerkinElmer, Inc.	25,349
1,100	@@	Tyco Electronics Ltd.	19,107
370	@	Waters Corp.	16,028

			87,196

Engineering & Construction: 0.8%
1,223		Fluor Corp.	57,457
1,300	@	Jacobs Engineering Group, Inc.	55,770

			113,227

See Accompanying Notes to Financial Statements

42

ING Index Plus LargeCap Equity Fund VIII	PORTFOLIO OF INVESTMENTS as of May 31, 2009 (continued)

Shares			Value

Food: 1.6%
500	@	Dean Foods Co.	$9,400
5,070		Kraft Foods, Inc.	132,378
674		Kroger Co.	15,367
601		Safeway, Inc.	12,176
4,260		Sara Lee Corp.	38,297
580		Supervalu, Inc.	9,628

			217,246

Forest Products & Paper: 0.3%
2,330		International Paper Co.	33,482
1,000		MeadWestvaco Corp.	15,970

			49,452

Gas: 0.3%
889		Sempra Energy	40,610

			40,610

Healthcare — Products: 2.5%
371		Becton Dickinson & Co.	25,109
2,500	@	Boston Scientific Corp.	23,500
1,458	@@	Covidien Ltd.	52,080
800	@	Hospira, Inc.	27,600
2,933		Johnson & Johnson	161,784
1,689		Medtronic, Inc.	58,017

			348,090

Healthcare — Services: 1.6%
1,251		Aetna, Inc.	33,502
676		Cigna Corp.	14,987
600	@	Coventry Health Care, Inc.	10,830
492	@	Humana, Inc.	15,414
430	@	Laboratory Corp. of America Holdings	26,213
400		Quest Diagnostics	20,888
3,010		UnitedHealth Group, Inc.	80,066
600	@	WellPoint, Inc.	27,942

			229,842

Home Builders: 0.3%
1,900		D.R. Horton, Inc.	17,499
1,000		KB Home	15,000
1,200		Lennar Corp.	11,412

			43,911
Household Products/Wares: 0.6%
400		Avery Dennison Corp.	11,024
1,300		Kimberly-Clark Corp.	67,457

			78,481

Insurance: 3.0%
781		Aflac, Inc.	27,726
1,834		AON Corp.	66,024
2,694		Chubb Corp.	106,817
1,100		Loews Corp.	29,755
1,700		Marsh & McLennan Cos., Inc.	32,164
646		Torchmark Corp.	25,943
2,244		Travelers Cos., Inc.	91,241
2,075		UnumProvident Corp.	35,503

			415,173
Internet: 2.8%
759	@	Amazon.com, Inc.	59,194
4,120	@	eBay, Inc.	72,594
470	@	Google, Inc. — Class A	196,098
3,596	@	Symantec Corp.	56,062
469	@	Yahoo!, Inc.	7,429

			391,377

Iron/Steel: 0.4%
200		Allegheny Technologies, Inc.	7,082
423		Nucor Corp.	18,574
970		United States Steel Corp.	33,058

			58,714

Machinery — Diversified: 0.3%
500		Flowserve Corp.	36,785
200		Rockwell Automation, Inc.	6,138

			42,923

Media: 2.1%
8,605		Comcast Corp. — Class A	118,491
1,380	@	DIRECTV Group, Inc.	31,050
200		McGraw-Hill Cos., Inc.	6,018
268	@	Time Warner Cable, Inc.	8,252
3,459		Time Warner, Inc.	81,010
1,900	@	Viacom — Class B	42,123

			286,944

Metal Fabricate/Hardware: 0.4%
720		Precision Castparts Corp.	59,450

			59,450

Miscellaneous Manufacturing: 3.2%
200		Cooper Industries Ltd.	6,564
2,980		Dover Corp.	93,691
18,331		General Electric Co.	247,102
900		Honeywell International, Inc.	29,844
1,831		ITT Corp.	75,401

			452,602

Office/Business Equipment: 0.8%
3,290		Pitney Bowes, Inc.	75,275
5,677		Xerox Corp.	38,604

			113,879

Oil & Gas: 9.3%
398		Anadarko Petroleum Corp.	19,016
539		Apache Corp.	45,416
2,946		Chevron Corp.	196,410
766		ConocoPhillips	35,113
500		Diamond Offshore Drilling	42,140
8,380	S	ExxonMobil Corp.	581,153
540		Hess Corp.	35,959
562		Marathon Oil Corp.	17,917
1,294		Murphy Oil Corp.	76,359
1,703		Occidental Petroleum Corp.	114,288
622	@	Southwestern Energy Co.	27,038
1,480		Tesoro Corp.	25,071
1,800		XTO Energy, Inc.	76,986

			1,292,866

Oil & Gas Services: 2.5%
2,215		BJ Services Co.	34,643
3,280	@	Cameron International Corp.	102,434
3,078	@	National Oilwell Varco, Inc.	118,872
1,726		Schlumberger Ltd.	98,779

			354,728

See Accompanying Notes to Financial Statements

43

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund VIII	as of May 31, 2009 (continued)

Shares				Value

Packaging & Containers: 0.9%
400		Ball Corp.		$15,920
1,510		Bemis Co.		37,886
1,800	@	Pactiv Corp.		40,320
1,496		Sealed Air Corp.		29,935

				124,061

Pharmaceuticals: 7.3%
2,787		Abbott Laboratories		125,582
833		AmerisourceBergen Corp.		30,904
3,614	S	Bristol-Myers Squibb Co.		71,991
3,752		Eli Lilly & Co.		129,707
790	@	Express Scripts, Inc.		50,600
1,579	@	Forest Laboratories, Inc.		37,407
1,300	@	King Pharmaceuticals, Inc.		12,298
351		McKesson Corp.		14,444
1,413	@	Medco Health Solutions, Inc.		64,843
974		Merck & Co., Inc.		26,863
16,580		Pfizer, Inc.		251,850
2,800		Schering-Plough Corp.		68,320
707	@	Watson Pharmaceuticals, Inc.		21,387
2,400		Wyeth		107,664

				1,013,860

Pipelines: 0.1%
800		Williams Cos., Inc.		13,424

				13,424

Retail: 6.4%
1,300	@	Autonation, Inc.		20,644
2,656		CVS Caremark Corp.		79,149
840		Family Dollar Stores, Inc.		25,427
1,081	@	GameStop Corp.		26,971
2,390		Gap, Inc.		42,662
4,306		Home Depot, Inc.		99,727
700		JC Penney Co., Inc.		18,263
1,000	@	Kohl’s Corp.		42,470
2,300		Limited Brands, Inc.		28,773
2,400		Lowe’s Cos., Inc.		45,624
1,760		McDonald’s Corp.		103,822
1,259		Staples, Inc.		25,747
500	@	Starbucks Corp.		7,195
1,993		Target Corp.		78,325
487		TJX Cos., Inc.		14,371
1,095		Walgreen Co.		32,620
3,940		Wal-Mart Stores, Inc.		195,976

				887,766

Savings & Loans: 0.7%
7,124		Hudson City Bancorp., Inc.		91,401

				91,401

Semiconductors: 1.7%
300	@	Broadcom Corp.		7,644
4,482		Intel Corp.		70,457
6,200		Texas Instruments, Inc.		120,280
1,742		Xilinx, Inc.		36,129

				234,510

Software: 4.2%
2,913		CA, Inc.		50,832
3,160	@	Compuware Corp.		24,111
2,030		Fidelity National Information Services, Inc.		39,098
670	@	Fiserv, Inc.		28,381
13,062		Microsoft Corp.		272,862
8,534		Oracle Corp.		167,181

				582,465

Telecommunications: 6.1%
9,795		AT&T, Inc.		242,818
13,946	@	Cisco Systems, Inc.		258,001
900		Corning, Inc.		13,230
221		Embarq Corp.		9,286
477		Harris Corp.		14,825
118	@	Harris Stratex Networks, Inc.		565
3,107		Qualcomm, Inc.		135,434
1,600		Qwest Communications International, Inc.		6,976
6,176	@	Sprint Nextel Corp.		31,806
4,880		Verizon Communications, Inc.		142,789

				855,730

Textiles: 0.0%
300		Cintas Corp.		6,987

				6,987
Transportation: 1.2%
1,700		CSX Corp.		53,992
909		Union Pacific Corp.		44,786
1,300		United Parcel Service, Inc. — Class B		66,482

				165,260

		Total Common Stock (Cost $12,579,288)		13,614,843

REAL ESTATE INVESTMENT TRUSTS: 1.1%
Apartments: 0.2%
1,360		Equity Residential		33,102

				33,102

Regional Malls: 0.6%
1,649		Simon Property Group, Inc.		88,172

				88,172

Storage: 0.3%
500		Public Storage, Inc.		33,305

				33,305
		Total Real Estate Investment Trusts (Cost $135,632)		154,579

		Total Long-Term Investments (Cost $12,714,920)		13,769,422

SHORT-TERM INVESTMENTS: 1.4%
Affiliated Mutual Fund: 1.4%
195,000		ING Institutional Prime Money Market Fund — Class I		195,000

		Total Short-Term Investments (Cost $195,000)		195,000

		Total Investments in Securities (Cost $12,909,920)*	100.1%	$13,964,422
		Other Assets and Liabilities — Net	(0.1)	(9,687)

		Net Assets	100.0%	$13,954,735

See Accompanying Notes to Financial Statements

44

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund VIII	as of May 31, 2009 (continued)

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $13,433,174.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,384,250
Gross Unrealized Depreciation	(853,002)

Net Unrealized Appreciation	$531,248

Fair Value Measurements*
The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)
Common Stock**	$13,614,843	$—	$—
Real Estate Investment Trusts	154,579	—	—
Short-Term Investments	195,000	—	—

Total	$13,964,422	$—	$—

Other Financial Instruments***	$8,868	$—	$—

Total	$8,868	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.

**	For further breakdown of Common Stock by industry type, please refer to the Portfolio of Investments.

***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

ING Index Plus LargeCap Equity Fund VIII Open Futures Contracts on May 31, 2009:

	Number
	of	Expiration	Unrealized
Contract Description	Contracts	Date	Appreciation
Long Contracts
S&P 500 E-Mini	6	06/19/09	$8,868

			$8,868

For the year ended May 31, 2009, net realized gain (loss) on futures and the net change in unrealized gain (loss) on futures can be found on the Fund’s Statement of Operations. For additional information on the reason(s) why the Fund may enter into futures contracts and the risks associated with futures contracts, please refer to note 2 in the accompanying Notes to Financial Statements.
See Accompanying Notes to Financial Statements

45

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund IX	as of May 31, 2009

Shares			Value

COMMON STOCK: 96.4%
Advertising: 0.7%
7,200	@	Interpublic Group of Cos., Inc.	$37,728
1,700		Omnicom Group	51,850

			89,578

Aerospace/Defense: 5.0%
1,100		General Dynamics Corp.	62,590
900		Goodrich Corp.	43,686
1,000		L-3 Communications Holdings, Inc.	73,510
1,700		Lockheed Martin Corp.	142,171
2,400		Northrop Grumman Corp.	114,288
2,100		Raytheon Co.	93,765
2,300		United Technologies Corp.	121,003

			651,013

Agriculture: 2.8%
6,000		Altria Group, Inc.	102,540
2,000		Archer-Daniels-Midland Co.	55,040
400		Lorillard, Inc.	27,332
3,000		Philip Morris International, Inc.	127,920
1,400		Reynolds American, Inc.	55,958

			368,790

Apparel: 0.0%
100		Polo Ralph Lauren Corp.	5,382

			5,382

Auto Manufacturers: 0.1%
2,500	@	Ford Motor Co.	14,375

			14,375

Banks: 8.6%
10,200		Bank of America Corp.	114,954
1,700		Bank of New York Mellon Corp.	47,226
1,500		BB&T Corp.	33,630
9,300		Citigroup, Inc.	34,596
1,100		Goldman Sachs Group, Inc.	159,027
6,300		JPMorgan Chase & Co.	232,470
600		M&T Bank Corp.	30,180
1,200		Morgan Stanley	36,384
1,100		Northern Trust Corp.	63,415
1,600		PNC Financial Services Group, Inc.	72,880
900		State Street Corp.	41,805
2,100		US Bancorp.	40,320
8,500		Wells Fargo & Co.	216,750

			1,123,637

Beverages: 0.9%
900		Coca-Cola Co.	44,244
2,000		Coca-Cola Enterprises, Inc.	33,320
300		Pepsi Bottling Group, Inc.	9,858
700		PepsiCo, Inc.	36,435

			123,857

Biotechnology: 1.0%
1,500	@	Amgen, Inc.	74,910
900	@	Biogen Idec, Inc.	46,611
300	@	Gilead Sciences, Inc.	12,930

			134,451

Chemicals: 1.3%
200		CF Industries Holdings, Inc.	15,528
2,700		Dow Chemical Co.	47,736
400		Monsanto Co.	32,860
1,200		PPG Industries, Inc.	53,364
300		Sherwin-Williams Co.	15,840

			165,328

Coal: 0.2%
900		Peabody Energy Corp.	30,582

			30,582

Commercial Services: 1.3%
500	@	Apollo Group, Inc. — Class A	29,550
900		Automatic Data Processing, Inc.	34,209
400		Moody’s Corp.	10,956
3,100		RR Donnelley & Sons Co.	41,788
3,000		Western Union Co.	52,890

			169,393

Computers: 6.9%
1,700	@	Apple, Inc.	230,877
800	@	Computer Sciences Corp.	33,968
2,500	@	Dell, Inc.	28,950
5,100	@	EMC Corp.	59,925
6,100		Hewlett-Packard Co.	209,535
3,000		International Business Machines Corp.	318,840
800	@	Teradata Corp.	17,280

			899,375

Cosmetics/Personal Care: 1.4%
3,600		Procter & Gamble Co.	186,984

			186,984

Diversified Financial Services: 1.8%
2,200		American Express Co.	54,670
4,000		Charles Schwab Corp.	70,400
200		CME Group, Inc.	64,328
200	@	IntercontinentalExchange, Inc.	21,558
1,500	@	Nasdaq Stock Market, Inc.	31,665

			242,621

Electric: 3.2%
1,000	@	AES Corp.	9,990
3,300		CMS Energy Corp.	37,422
600		Dominion Resources, Inc.	19,074
200		DTE Energy Co.	6,050
100		Entergy Corp.	7,462
2,500		Exelon Corp.	120,025
400		FirstEnergy Corp.	15,116
900		FPL Group, Inc.	50,877
1,300		PPL Corp.	42,211
2,500		Public Service Enterprise Group, Inc.	79,675
1,900		Xcel Energy, Inc.	32,585

			420,487

Electronics: 0.6%
700		Amphenol Corp.	23,373
1,500		PerkinElmer, Inc.	24,405
1,100	@@	Tyco Electronics Ltd.	19,107
300	@	Waters Corp.	12,996

			79,881

Engineering & Construction: 0.8%
1,100		Fluor Corp.	51,678
1,200	@	Jacobs Engineering Group, Inc.	51,480

			103,158

See Accompanying Notes to Financial Statements

46

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund IX	as of May 31, 2009 (continued)

Shares			Value

Food: 1.5%
500	@	Dean Foods Co.	$9,400
4,800		Kraft Foods, Inc.	125,328
600		Kroger Co.	13,680
500		Safeway, Inc.	10,130
3,900		Sara Lee Corp.	35,061
500		Supervalu, Inc.	8,300

			201,899

Forest Products & Paper: 0.4%
2,200		International Paper Co.	31,614
900		MeadWestvaco Corp.	14,373

			45,987

Gas: 0.3%
900		Sempra Energy	41,112

			41,112

Healthcare — Products: 2.5%
300		Becton Dickinson & Co.	20,304
2,300	@	Boston Scientific Corp.	21,620
1,400	@@	Covidien Ltd.	50,008
800	@	Hospira, Inc.	27,600
2,700		Johnson & Johnson	148,932
1,600		Medtronic, Inc.	54,960

			323,424

Healthcare — Services: 1.7%
1,200		Aetna, Inc.	32,136
600		Cigna Corp.	13,302
600	@	Coventry Health Care, Inc.	10,830
400	@	Humana, Inc.	12,532
400	@	Laboratory Corp. of America Holdings	24,384
400		Quest Diagnostics	20,888
2,800		UnitedHealth Group, Inc.	74,480
600	@	WellPoint, Inc.	27,942

			216,494

Home Builders: 0.3%
1,700		D.R. Horton, Inc.	15,657
900		KB Home	13,500
1,100		Lennar Corp.	10,461

			39,618

Household Products/Wares: 0.5%
300		Avery Dennison Corp.	8,268
1,200		Kimberly-Clark Corp.	62,268

			70,536

Insurance: 2.9%
700		Aflac, Inc.	24,850
1,700		AON Corp.	61,200
2,500		Chubb Corp.	99,125
1,000		Loews Corp.	27,050
1,600		Marsh & McLennan Cos., Inc.	30,272
600		Torchmark Corp.	24,096
2,100		Travelers Cos., Inc.	85,386
2,000		UnumProvident Corp.	34,220

			386,199

Internet: 2.6%
700	@	Amazon.com, Inc.	54,593
3,900	@	eBay, Inc.	68,718
400	@	Google, Inc. — Class A	166,892
3,300	@	Symantec Corp.	51,447
100	@	Yahoo!, Inc.	1,584

			343,234

Iron/Steel: 0.4%
200		Allegheny Technologies, Inc.	7,082
400		Nucor Corp.	17,564
900		United States Steel Corp.	30,672

			55,318

Machinery — Diversified: 0.3%
500		Flowserve Corp.	36,785
200		Rockwell Automation, Inc.	6,138

			42,923

Media: 2.1%
8,000		Comcast Corp. — Class A	110,160
1,300	@	DIRECTV Group, Inc.	29,250
200		McGraw-Hill Cos., Inc.	6,018
300	@	Time Warner Cable, Inc.	9,237
3,300		Time Warner, Inc.	77,286
1,800	@	Viacom — Class B	39,906

			271,857

Metal Fabricate/Hardware: 0.4%
700		Precision Castparts Corp.	57,799

			57,799

Miscellaneous Manufacturing: 3.2%
200		Cooper Industries Ltd.	6,564
2,700		Dover Corp.	84,888
17,000		General Electric Co.	229,160
900		Honeywell International, Inc.	29,844
1,700		ITT Corp.	70,006

			420,462

Office/Business Equipment: 0.8%
3,100		Pitney Bowes, Inc.	70,928
5,300		Xerox Corp.	36,040

			106,968

Oil & Gas: 9.2%
300		Anadarko Petroleum Corp.	14,334
500		Apache Corp.	42,130
2,775	S	Chevron Corp.	185,009
700		ConocoPhillips	32,088
500		Diamond Offshore Drilling	42,140
7,800		ExxonMobil Corp.	540,930
500		Hess Corp.	33,295
500		Marathon Oil Corp.	15,940
1,200		Murphy Oil Corp.	70,812
1,600		Occidental Petroleum Corp.	107,376
600	@	Southwestern Energy Co.	26,082
1,300		Tesoro Corp.	22,022
1,700		XTO Energy, Inc.	72,709

			1,204,867

Oil & Gas Services: 2.5%
1,900		BJ Services Co.	29,716
3,100	@	Cameron International Corp.	96,813
2,800	@	National Oilwell Varco, Inc.	108,136
1,600		Schlumberger Ltd.	91,568

			326,233

See Accompanying Notes to Financial Statements

47

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund IX	as of May 31, 2009 (continued)

Shares				Value

Packaging & Containers: 0.9%
400		Ball Corp.		$15,920
1,400		Bemis Co.		35,126
1,700	@	Pactiv Corp.		38,080
1,400		Sealed Air Corp.		28,014

				117,140

Pharmaceuticals: 7.1%
2,600		Abbott Laboratories		117,156
800		AmerisourceBergen Corp.		29,680
3,300		Bristol-Myers Squibb Co.		65,736
3,400		Eli Lilly & Co.		117,538
700	@	Express Scripts, Inc.		44,835
1,500	@	Forest Laboratories, Inc.		35,535
1,200	@	King Pharmaceuticals, Inc.		11,352
300		McKesson Corp.		12,345
1,200	@	Medco Health Solutions, Inc.		55,068
900		Merck & Co., Inc.		24,822
15,400		Pfizer, Inc.		233,926
2,700		Schering-Plough Corp.		65,880
700	@	Watson Pharmaceuticals, Inc.		21,175
2,200		Wyeth		98,692

				933,740

Pipelines: 0.1%
800		Williams Cos., Inc.		13,424

				13,424

Retail: 6.2%
1,200	@	Autonation, Inc.		19,056
2,500		CVS Caremark Corp.		74,500
800		Family Dollar Stores, Inc.		24,216
1,000	@	GameStop Corp.		24,950
2,200		Gap, Inc.		39,270
3,800		Home Depot, Inc.		88,008
700		JC Penney Co., Inc.		18,263
900	@	Kohl’s Corp.		38,223
2,100		Limited Brands, Inc.		26,271
2,200		Lowe’s Cos., Inc.		41,822
1,700		McDonald’s Corp.		100,283
1,200		Staples, Inc.		24,540
500	@	Starbucks Corp.		7,195
1,800		Target Corp.		70,740
400		TJX Cos., Inc.		11,804
1,000		Walgreen Co.		29,790
3,600		Wal-Mart Stores, Inc.		179,064

				817,995

Savings & Loans: 0.6%
6,600		Hudson City Bancorp., Inc.		84,678

				84,678

Semiconductors: 1.7%
300	@	Broadcom Corp.		7,644
4,100		Intel Corp.		64,452
5,800		Texas Instruments, Inc.		112,520
1,600		Xilinx, Inc.		33,184

				217,800

Software: 4.2%
3,000		CA, Inc.		52,350
2,900	@	Compuware Corp.		22,127
1,900		Fidelity National Information Services, Inc.		36,594
600	@	Fiserv, Inc.		25,416
12,200		Microsoft Corp.		254,858
7,900		Oracle Corp.		154,761

				546,106

Telecommunications: 6.1%
9,200	S	AT&T, Inc.		228,068
13,000	@	Cisco Systems, Inc.		240,500
800		Corning, Inc.		11,760
200		Embarq Corp.		8,404
400		Harris Corp.		12,432
99	@	Harris Stratex Networks, Inc.		472
2,900		Qualcomm, Inc.		126,411
1,500		Qwest Communications International, Inc.		6,540
5,800	@	Sprint Nextel Corp.		29,870
4,500		Verizon Communications, Inc.		131,670

				796,127

Textiles: 0.1%
300		Cintas Corp.		6,987

				6,987

Transportation: 1.2%
100		CH Robinson Worldwide, Inc.		5,082
1,600		CSX Corp.		50,816
900		Union Pacific Corp.		44,343
1,200		United Parcel Service, Inc. — Class B		61,368

				161,609

		Total Common Stock (Cost $11,859,011)		12,659,428

REAL ESTATE INVESTMENT TRUSTS: 1.0%
Apartments: 0.2%
1,300		Equity Residential		31,642

				31,642

Regional Malls: 0.6%
1,500		Simon Property Group, Inc.		80,205

				80,205

Storage: 0.2%
400		Public Storage, Inc.		26,644
				26,644

		Total Real Estate Investment Trusts (Cost $127,734)		138,491

		Total Long-Term Investments (Cost $11,986,745)		12,797,919

SHORT-TERM INVESTMENTS: 2.5%
Affiliated Mutual Fund: 2.5%
323,000		ING Institutional Prime Money Market Fund — Class I		323,000

		Total Short-Term Investments (Cost $323,000)		323,000

		Total Investments in Securities (Cost $12,309,745)*	99.9%	$13,120,919
		Other Assets and Liabilities — Net	0.1	11,253

		Net Assets	100.0%	$13,132,172

See Accompanying Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Equity Fund IX	as of May 31, 2009 (continued)

@	Non-income producing security

@@	Foreign Issuer

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*	Cost for federal income tax purposes is $12,314,489.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$918,582
Gross Unrealized Depreciation	(112,152)

Net Unrealized Appreciation	$806,430

Fair Value Measurements*
The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)
Common Stock**	$12,659,428	$—	$—
Real Estate Investment Trusts	138,491	—	—
Short-Term Investments	323,000	—	—

Total	$13,120,919	$—	$—

Other Financial Instruments***	$10,547	$—	$—

Total	$10,547	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.

**	For further breakdown of Common Stock by industry type, please refer to the Portfolio of Investments.

***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

ING Index Plus LargeCap Equity Fund IX Open Futures Contracts on May 31, 2009:

	Number
	of	Expiration	Unrealized
Contract Description	Contracts	Date	Appreciation
Long Contracts
S&P 500 E-Mini	7	06/19/09	$10,547

			$10,547

For the year ended May 31, 2009, net realized gain (loss) on futures and the net change in unrealized gain (loss) on futures can be found on the Fund’s Statement of Operations. For additional information on the reason(s) why the Fund may enter into futures contracts and the risks associated with futures contracts, please refer to note 2 in the accompanying Notes to Financial Statements.
See Accompanying Notes to Financial Statements

49

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund X	as of May 31, 2009 (continued)

Principal
Amount			Value

U.S. TREASURY OBLIGATIONS: 99.4%
U.S. Treasury STRIP PRINCIPAL: 99.4%
$23,537,000	Z	0.198%, due 08/15/09	$23,527,891

		Total U.S. Treasury Obligations (Cost $23,271,153)	23,527,891

Shares			Value

SHORT-TERM INVESTMENTS: 1.7%
Affiliated Mutual Fund: 1.7%
413,000	ING Institutional Prime Money Market Fund — Class I		$413,000

	Total Short-Term Investments (Cost $413,000)		413,000

	Total Investments in Securities (Cost $23,684,153)*	101.1%	$23,940,891
	Other Assets and Liabilities — Net	(1.1)	(258,754)

	Net Assets	100.0%	$23,682,137

STRIP	Separate Trading of Registered Interest and Principal of Securities

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$256,738
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$256,738

Fair Value Measurements*
The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)
U.S. Treasury Obligations	$—	$23,527,891	$—
Short-Term Investments	413,000	—	—

Total	$413,000	$23,527,891	$—

Other Financial Instruments**	$—	$—	$—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.

**	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.
See Accompanying Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XI	as of May 31, 2009 (continued)

Shares		Value

EXCHANGE-TRADED FUNDS: 0.4%
Exchange-Traded Funds: 0.4%
700	SPDR Trust Series 1	$64,687

	Total Exchange-Traded Funds (Cost $57,533)	64,687

Principal
Amount				Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 67.7%
Federal National Mortgage Association##: 67.7%
$11,528,000	^^, Z	0.980%, due 09/15/09		$11,494,396

		Total U.S. Government Agency Obligations (Cost $11,412,424)		11,494,396

U.S. TREASURY OBLIGATIONS: 31.5%
U.S. Treasury STRIP COUPON: 31.5%
4,651,000	Z	0.184%, due 11/15/09		4,646,637

				4,646,637

U.S. Treasury STRIP PRINCIPAL:
690,000	Z	0.331%, due 11/15/09		689,002

				689,002

		Total U.S. Treasury Obligations (Cost $5,301,582)		5,335,639

		Total Long-Term Investments (Cost $16,771,539)		16,894,722

SHORT-TERM INVESTMENTS: 1.0%
Affiliated Mutual Fund: 1.0%
174,000		ING Institutional Prime Money Market Fund — Class I		174,000

		Total Short-Term Investments (Cost $174,000)		174,000

		Total Investments in Securities (Cost $16,945,539)*	100.6%	$17,068,722
		Other Assets and Liabilities — Net	(0.6)	(99,032)

		Net Assets	100.0%	$16,969,690

STRIP	Separate Trading of Registered Interest and Principal of Securities

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$123,183
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$123,183

Fair Value Measurements*
The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)
Exchange-Traded Funds	$64,687	$—	$—
U.S. Government Agency Obligations	—	11,494,396	—
U.S. Treasury Obligations	—	5,335,639	—
Short-Term Investments	174,000	—	—

Total	$238,687	$16,830,035	$—

Other Financial Instruments**	$—	$—	$—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.

**	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.
See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
ING Principal Protection Fund XII	as of May 31, 2009 (continued)

Shares		Value

EXCHANGE-TRADED FUNDS: 3.8%
Exchange-Traded Funds: 3.8%
3,600	SPDR Trust Series 1	$332,676

	Total Exchange-Traded Funds (Cost $295,885)	332,676

Principal
Amount			Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 61.0%
Federal National Mortgage Association##: 61.0%
$2,697,000	^, Z	0.970%, due 11/15/09	$2,684,986
2,651,000	^, Z	1.040%, due 01/15/10	2,633,612

		Total U.S. Government Agency Obligations (Cost $5,239,414)	5,318,598

U.S. TREASURY OBLIGATIONS: 34.6%
U.S. Treasury STRIP PRINCIPAL: 34.6%
3,027,000	Z	0.411%, due 02/15/10	3,015,261

		Total U.S. Treasury Obligations (Cost $2,982,533)	3,015,261

		Total Long-Term Investments (Cost $8,517,832)	8,666,535

Shares			Value

SHORT-TERM INVESTMENTS: 0.3%
Affiliated Mutual Fund: 0.3%
27,000	ING Institutional Prime Money Market Fund — Class I		$27,000

	Total Short-Term Investments (Cost $27,000)		27,000

	Total Investments in Securities (Cost $8,544,832)*	99.7%	$8,693,535
	Other Assets and Liabilities — Net	0.3	27,495

	Net Assets	100.0%	$8,721,030

STRIP	Separate Trading of Registered Interest and Principal of Securities

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $8,549,855.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$143,680
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$143,680

Fair Value Measurements*
The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Investments	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)
Exchange-Traded Funds	$332,676	$—	$—
U.S. Government Agency Obligations	—	5,318,598	—
U.S. Treasury Obligations	—	3,015,261	—
Short-Term Investments	27,000	—	—

Total	$359,676	$8,333,859	$—

Other Financial Instruments**	$—	$—	$—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.

**	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.
See Accompanying Notes to Financial Statements

52

TAX INFORMATION (Unaudited)
Dividends paid during the year ended May 31, 2009 were as follows:

Fund Name	Type	Per Share Amount
ING Index Plus LargeCap Equity Fund VIII
Class A	NII	$0.2005
Class B	NII	$0.0950
Class C	NII	$0.0977
All Classes	ROC	$0.0066

ING Index Plus LargeCap Equity Fund IX
Class A	NII	$0.1618
Class B	NII	$0.0827
Class C	NII	$0.0743

ING Principal Protection Fund X Class A	NII	$0.0792
Class B	NII	$0.0044
Class C	NII	$0.0022

ING Principal Protection Fund XI
Class A	NII	$0.1342
Class B	NII	$0.0540
Class C	NII	$0.0607

ING Principal Protection Fund XII
Class A	NII	$0.1438
Class B	NII	$0.0601
Class C	NII	$0.0683
All Classes	STCG	$0.0320
All Classes	LTCG	$0.0232

NII	—	Net investment income

ROC	—	Return of capital

STCG	—	Short-term capital gain

LTCG	—	Long-term capital gain
Of the ordinary distributions made during the year ended May 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Equity Fund VIII	74.80%
ING Index Plus LargeCap Equity Fund IX	37.52%
ING Principal Protection Fund X	38.75%
ING Principal Protection Fund XI	40.93%
ING Principal Protection Fund XII	35.68%
For the year ended May 31, 2009, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Index Plus LargeCap Equity Fund VIII	74.66%
ING Index Plus LargeCap Equity Fund IX	37.06%
ING Principal Protection Fund X	38.34%
ING Principal Protection Fund XI	40.45%
ING Principal Protection Fund XII	34.88%

53

TAX INFORMATION (Unaudited) (continued)
Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Index Plus LargeCap Equity Fund VIII	72.41%
ING Index Plus LargeCap Equity Fund IX	80.76%
ING Principal Protection Fund X	69.88%
ING Principal Protection Fund XI	84.24%
ING Principal Protection Fund XII	84.95%
ING Principal Protection Fund XII designates 100.00% of its short-term capital gain distribution as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

54

TRUSTEE AND OFFICER INFORMATION (Unaudited)
The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds in
				Fund
	Position(s)	Term of Office		Complex(2)	Other Directorships/
	held with	and Length of	Principal Occupation(s) —	Overseen by	Trusteeships Held
Name, Address, and Age	the Trust	Time Served(1)	during the Past 5 Years	Trustee	by Trustee
Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 48	Trustee	November 2007 — Present	Consultant, Glantuam Partners, LLC (January 2009 — Present); President, National Charity League/Canaan Parish Board (June 2008 — Present) and Consultant (January 2005 — Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 — October 2004).	158	None.

John V. Boyer(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Trustee	January 2005 — Present	President, Bechtler Arts Foundation (January 2008 — Present). Formerly, Consultant (July 2007 — February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 — July 2007); and Executive Director, The Mark Twain House & Museum (September 1989 — March 2006).	158	None.

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:60	Trustee	January 2006 — Present	Consultant and President, Ravengate Partners LLC (January 2000 — Present).	158	Wisconsin Energy Corporation (June 2006 — Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:67	Trustee	November 2007 — Present	Retired partner, PricewaterhouseCoopers, LLP.	158	First Marblehead Corporation (September 2003 — Present).

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:64	Trustee	February 2002 — Present	Retired. Formerly, President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 — December 2008).	158	Bankers Trust Company, N.A. Des Moines (June 1992 — Present) and Midamerica Financial Corporation (December 2002 — Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:66	Trustee	January 2005 — Present	President and Chief Executive Officer, International Insurance Society (June 2001 — Present).	158	Assured Guaranty Ltd. (April 2004 — Present) and Odyssey Re Holdings Corp (November 2006 — Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Trustee	January 2006 — Present	Consultant (May 2001 — Present).	158	Stillwater Mining Company (May 2002 — Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:63	Chairman and Trustee	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).	158	UGI Corporation (February 2006 — Present) and UGI Utilities, Inc. (February 2006 — Present).

55

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Funds in
				Fund
	Position(s)	Term of Office		Complex(2)	Other Directorships/
	held with	and Length of	Principal Occupation(s) —	Overseen by	Trusteeships Held
Name, Address, and Age	the Trust	Time Served(1)	during the Past 5 Years	Trustee	by Trustee
Trustees who are “Interested Persons”

Robert W. Crispin(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age:62	Trustee	November 2007 — Present	Retired. Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 — December 2007).	158	ING Canada Inc. (December 2004 — Present) and ING Bank, fsb (June 2001 — Present).

Shaun P. Mathews (3)(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); and Chief Marketing Officer, ING USFS (April 2002 — October 2004)	195	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC(8), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2005 — Present).

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, whichever comes first, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	For the purposes of this table (except for Mr. Mathews),“Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)	Mr. Boyer held a seat on the Board of Directors of The Mark Twian House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(5)	Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, N.V., the parent corporation of the Manager, ING Investment Manager.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

56

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s) —
Name, Address and Age	with Trust	Time Served(1)	During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	November 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); and Chief Marketing Officer, ING USFS (April 2002 — October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	February 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	February 2002 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present) and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 — July 2008) ING Life Insurance and Annuity Company (March 2006 — December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — May 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	November 2003 — Present	Senior Vice President, ING Investments, LLC(2) (October 2003 — Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	May 2006 — Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 — Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 — Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 — Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 — Present), ING Funds Services, LLC(3) (April 2006 — Present), ING Funds Distributor, LLC(4) (July 2008 — Present), and Directed Services LLC(5) (July 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	November 1999 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	February 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3) (February 1996 — Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

57

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s) —
Name, Address and Age	with Trust	Time Served(1)	During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	January 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	February 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	May 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008) and Tax Senior, ING Funds Services (January 2004 — March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	August 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	August 2003 — Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	May 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the successor in interest to Directed Services, Inc.

58

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund VIII
ING Index Plus LargeCap Equity Fund IX
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Classic Money Market Fund
ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the Funds’ participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon
One Wall Street,
New York, New York 10286

Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-UDEPPFABC	(0509-072809)

Item 2. Code of Ethics.
As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $216,000 for year ended May 31, 2009 and $380,317 for year ended May 31, 2008.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $30,100 for the year ended May 31, 2009 and $54,538 for year ended May 31, 2008.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $108,249 in the year ended May 31, 2009 and $58,237 in the year ended May 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $5,000 in the year ended May 31, 2009 and $0 in the year ended May 31, 2008.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY
I. Statement of Principles
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.
Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.
For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.
The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services
The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.
The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.
The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.
III. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.
The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.
IV. Tax Services
The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.
The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.
The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.
V. Other Services
The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.
The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.
VI. Pre-approval of Fee levels and Budgeted Amounts
The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).
VII. Procedures
Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII. Delegation
The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.
IX. Additional Requirements
The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.
Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

4

Last Approved: November 13, 2008

5

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009
Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.
	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.
	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009
Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit- related” services.]
	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009
Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued
Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.
	✓		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009
Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.
	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E
Prohibited Non-Audit Services
Dated: January 1, 2009
•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A
ING EQUITY TRUST
ING FUNDS TRUST
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND
ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND
ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND
ING RISK MANAGED NATURAL RESOURCES FUND
ING INVESTORS TRUST
ING MAYFLOWER TRUST
ING MUTUAL FUNDS
ING PARTNERS, INC.
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
ING SEPARATE PORTFOLIOS TRUST
ING VARIABLE INSURANCE TRUST
ING VARIABLE PRODUCTS TRUST

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,637,510 for year ended May 31, 2009 and $1,664,505 for year ended May 31, 2008.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.
The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.
The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.
Item 11. Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Equity Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 6, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer
Date: August 6, 2009

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer
Date: August 6, 2009

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